UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01355

The Alger Funds

(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004

(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.
(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ALGER

THE ALGER FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2024 (UNAUDITED)

Table of Contents

THE ALGER FUNDS

Shareholders’ Letter (Unaudited)	April 30, 2024

Dear Shareholders,

“We tend to overestimate the effect of a technology in the short run and underestimate the effect in the long run.” – Roy Amara

At Alger, we integrate our focus on change and the uncertainty it brings with a deep commitment to fundamental bottom-up research. As Roy Amara aptly states, we recognize that while the immediate impacts of new technologies like artificial intelligence (“AI”) may grab headlines, their long-term effects often hold even greater transformative potential. While attention has been focused on recent stock price action of companies involved in enabling and adopting AI technologies, our focus is on their long-term earnings potential, particularly as AI becomes increasingly integrated into our daily lives. In the realm of investing, where uncertainty and change are constants, we base our decisions on forward-looking corporate fundamentals—such as sales, earnings, and cash flow—to generate alpha and foster long-term wealth creation. Our investment approach is centered on identifying companies that we believe are not only positioned for sustained earnings growth but also capable of capitalizing on technological innovations that lead to market disruptions. By focusing on businesses poised to expand their market share and accelerate earnings growth, we strive to create portfolios that reflect growth opportunities amid change and especially positioning our investments for the often-underestimated long-term potential of technological innovations.

Reflecting on the fiscal six-month period ending April 30, 2024, increased confidence in a soft-landing scenario—an economic slowdown without a recession—and continued AI enthusiasm drove U.S. equities higher, with the S&P 500 Index finishing up 20.98%. Companies within the Financials and Information Technology sectors outperformed relative to the S&P 500 Index, while the Real Estate and Utilities sectors underperformed during the period. U.S. equities rose steadily for most of the period but declined in April, precipitated by a shift in market expectations from three anticipated Federal Reserve (“Fed”) rate cuts in 2024 to just one, due to higher-than-expected inflation readings, among other inputs. The yield on the U.S. 10-year note began the fiscal six-month period at a peak of 4.90%, then fell by 111 basis points to reach its lowest point of 3.79% on December 27, 2023, before rising to 4.68% by April 30, 2024.

Disinflation emerged as a prominent market theme in the final two months of 2023, boosting equity markets as the October Core Consumer Price Index (“CPI”) report came in below consensus estimates. Further, the October Core Personal Consumption Expenditure Price (“PCE”) Index, the Fed’s preferred inflation measure, dropped to its lowest level since March 2021. In late November, Fed Governor Christopher Waller indicated that continued disinflation over the next several months could prompt rate cuts in 2024. This dovish outlook was further supported at the December Federal Open Market Committee (“FOMC”) meeting, where the median projection for the 2024 Federal Funds rate indicated an easing of 75 basis points, with the first rate cut anticipated to be in March 2024.

During the first quarter of 2024, U.S. equities continued their strong rally, largely driven by increased confidence in a soft-landing scenario. Although the January PCE report met expectations, both headline and core CPI figures for that month exceeded estimates, prompting the Fed to postpone the expected March rate cut to June 2024. This cautious approach was affirmed at the March FOMC meeting, where rates were held steady. Despite speculation that the Fed might reduce its rate cut projections following a higher-than-expected February core CPI, the updated Summary of Economic Projections maintained three rate cuts by year’s end.

U.S. GDP for the fourth quarter grew by 3.4%, substantially exceeding the initial 2.0% consensus, driven by robust consumer spending. This economic strength was underscored by strong corporate earnings, with many companies reporting better-than-expected fourth-quarter results, thanks to improved profit margins. However, U.S. equities faced a downturn in April after a revision in market expectations. Although six rate cuts were initially anticipated for the year, the projection was lowered to just one following higher-than-expected March CPI figures and a March PCE Index that, while meeting expectations, was deemed too high to start an easing cycle by the Fed.

Among non-U.S. equities, Developed Markets demonstrated strong performance during the fiscal six-month period ended April 30, 2024, with the MSCI ACWI ex-USA Index rising by 17.98%. The Financials and Information Technology sectors outperformed the MSCI ACWI ex-USA Index, whereas the Real Estate and Consumer Staples sectors underperformed during the period. Notably, Europe showed encouraging economic growth with moderating inflation, while Japan benefited from well-received corporate governance reforms. Further, the Bank of Japan moved from a negative short-term interest rate policy, reflecting renewed confidence in the economy. In Emerging Markets, technology-focused countries such as Taiwan and Korea displayed strong equity market performance, supported by the ongoing recovery in the semiconductor industry. India also recorded strong results, driven by robust household consumption, moderating inflation, and an uptick in foreign investment, underpinned by strong structural growth from increased government spending and a growing middle class. Consequently, the MSCI Emerging Markets Index climbed 15.56% during the period, with the Financials and Information Technology sectors outperforming, while the Real Estate and Health Care sectors underperformed.

Going Forward

We continue to believe that an unprecedented level of innovation is creating compelling investment opportunities – corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which, in our view, is at an inflection point, is potentially enabling significant increases in productivity. In the Health Care sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we remain committed to deep, fundamental research, as we aim to identify and support the pioneers of these innovations. We believe this approach not only reflects Roy Amara’s insight into managing and understanding the near-term excitement around new innovations, but also strategically positions our investments to capitalize on their long-term potential, ultimately fulfilling our shareholders’ long-term investment goals.

2024 marks Alger’s 60th anniversary in our pursuit of growth investing. Over the past six decades, we have seen much change, including change itself, and believe accelerating change is one of the key reasons why growth stocks have outperformed value investing over the past 20 years. As innovations in areas like artificial intelligence, genomics, and surgical technologies evolve, we see a bright future for our style of growth investing.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 29.90% for the fiscal six-month period ended April 30, 2024, compared to the 23.56% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Communication Services. The largest sector overweight was Communication Services and the largest sector underweight was Consumer Staples.

Contributors to Performance

The Information Technology and Industrials sectors provided the largest contributions to relative performance. Regarding individual positions, NVIDIA Corp.; Microsoft Corp.; Meta Platforms Inc; Amazon.com, Inc.; and Natera, Inc. were among the top contributors to absolute performance.

NVIDIA is a leading supplier of graphics processing units (GPUs) for a variety of end markets, such as gaming, PCs, data centers, virtual reality and high-performance computing. The company is leading in most secular growth categories in computing, and especially artificial intelligence and super-computing parallel processing techniques for solving complex computational problems. Simply put, NVIDIA’s computational power is a critical enabler of AI and therefore critical to AI adoption, in our view. During the period, the company reported strong operating results above analyst expectations, driven by strong demand from data centers. Further, large cloud service providers were over 50% of revenue, and over 40% of data center revenue was due to inference (i.e., trained AI models working on new data, not activity that is training related to the AI). Management also raised their fiscal first quarter guidance, noting that demand is estimated to outstrip supply over the next year. We continue to believe the company is well positioned to potentially benefit from the growing AI data center workloads, which are driving demand for the increased interconnections and fully accelerated software stacks, thereby enabling leading application performance and fast result times.

Detractors from Performance

The Consumer Staples and Financials sectors were the largest detractors from relative performance. Regarding individual positions, Humana Inc.; Snowflake, Inc.; SLB; Equinix, Inc.; and Snap, Inc. were among the top detractors from absolute performance.

Snowflake is a cloud-based data warehousing company that allows organizations to store, analyze and share data in a secure, scalable and cost-effective manner. This includes the Data Cloud, an ecosystem where Snowflake customers, partners, data providers, and data consumers can break down data silos and derive value from rapidly growing data sets in a secure, governed, and compliant way. Its platform supports a range of use cases, including data warehousing, data lakes, data engineering, data science, data application development, and data sharing. While the company reported overall strong operating results, shares detracted from performance after management lowered their fiscal 2025 forward revenue guidance below analyst estimates. Further, the company announced that CEO Frank Slootman would be retiring from the role immediately, succeeded by Sridhar Ramaswamy, the former SVP of AI who has demonstrated impressive speed in bringing new AI products and features to market.

Alger 35 Fund

The Alger 35 Fund generated a 34.81% return for the fiscal six-month period ended April 30, 2024, compared to the 20.98% return of the S&P 500 Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Financials.

Contributors to Performance

The Information Technology and Consumer Discretionary sectors provided the largest contributions to relative performance. Regarding individual positions, NVIDIA Corp.; Natera, Inc.; Amazon.com, Inc.; Spotify Technology; and Microsoft Corporation were among the top contributors to absolute performance.

Shares of NVIDIA Corp. contributed to performance in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance

The Financials and Consumer Staples sectors were the largest detractors from relative performance. Regarding individual positions, Snap, Inc.; SLB; Snowflake, Inc.; Joby Aviation, Inc.; and Alphabet Inc. were among the top detractors from absolute performance.

Snap operates a social media app that allows its users to interact and communicate with each other through “Snaps” which are short videos and images. During the period, shares detracted from performance after the company reported weaker than expected fiscal fourth quarter operating results. Specifically, company earnings were adversely impacted by a brand advertising pause in October related to the Middle East conflict. Additionally, the platform changes to performance advertising did not elicit as much incremental ad spend as management originally expected. Moreover, the company noted that larger social media platforms have been taking some market share away from Snap. Despite the challenging period, management anticipates improving lower-funnel advertising revenues and a more stable operating environment, as the company appears to be seeing better advertising flow in 2024.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 17.87% for the fiscal six-month period ended April 30, 2024, compared to the 20.98% return of the S&P 500 Index. During the reporting period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Energy and the largest sector underweight was Consumer Discretionary.

Contributors to Performance

The Real Estate and Energy sectors provided the largest contributions to relative performance. Regarding individual positions, Broadcom Inc.; Microsoft Corp.; KLA Corp.; JPMorgan Chase & Co.; and Alphabet Inc. were among the top contributors to absolute performance.

Broadcom is a global semiconductor company with an extensive product portfolio addressing applications within wired infrastructure, wireless communications, enterprise storage and industrial end markets. The company holds leading positions in networking that are focused on infrastructure solutions to the data center, telecom, and enterprise markets. Broadcom’s semiconductors enhance network performance and reliability by enabling faster data transfer and reduced transmission time. The growing demand for cloud computing, AI, video conferencing, and the Internet of Things continues to drive the need for advanced networking, in our view. During the period, the company reported strong operating results, with revenues and earnings beating analyst estimates. Better-than-expected revenues were driven by strength in its AI semiconductor business. This led management to raise their fiscal 2024 revenue outlook, citing continued improvement across its AI custom compute and high-speed networking franchises. Given the encouraging operating results and increased revenue guidance from management, shares contributed to performance.

Detractors from Performance

The Information Technology and Consumer Discretionary sectors were the largest detractors from relative performance. Regarding individual positions, UnitedHealth Group Inc.; Air Products and Chemicals, Inc.; Cisco Systems, Inc.; Pfizer Inc.; and Adobe Inc. were among the top detractors from absolute performance.

Air Products is one of three major global industrial gas companies which operate in an oligopoly. The company supplies customers with oxygen, nitrogen, hydrogen, and specialty gases like helium and argon. These gases are used in various industrial processes including refining, fertilizer, steelmaking, and manufacturing, as well as in medical and food applications. During the period, shares detracted from performance after the company reported weaker-than-expected fiscal first quarter revenues and earnings. Further, management lowered fiscal second quarter and 2024 earnings guidance, citing weakness in China due to soft volumes in their its business which supplies electronics customers. Despite the challenging period, we believe the company is a defensive name with strong pricing power, where roughly half of its earnings are driven by long-term take-or-pay contracts. As the largest global supplier of hydrogen, a key enabler for decarbonization, we believe the company could potentially benefit directly from the Inflation Reduction Act and other decarbonization incentives supporting the adoption of green and blue hydrogen going forward.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 24.91% for the fiscal six-month period ended April 30, 2024, compared to the 24.49% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Information Technology and the largest sector underweight was Financials.

Contributors to Performance

The Industrials and Communication Services sectors provided the largest contributions to relative performance. Regarding individual positions, Vertiv Holdings Co.; Natera, Inc.; Domino's Pizza, Inc.; Chipotle Mexican Grill, Inc.; and Amphenol Corp. were among the top contributors to absolute performance.

Vertiv specializes in critical cooling and power management infrastructure technologies, catering primarily to datacenter clients. During the period, shares contributed to performance driven by strong operating results and increasing investor expectations for AI implementation driving more data center demand. As the leading global supplier of power and thermal solutions to datacenters, we believe Vertiv is well positioned to benefit from the AI investment in datacenters, given the intense demand from hyperscalers for faster computing.

Detractors from Performance

The Financials and Consumer Discretionary sectors were the largest detractors from relative performance. Regarding individual positions, Paycom Software, Inc.; Mobileye Global, Inc.; Clearwater Analytics Holdings, Inc.; Wayfair, Inc.; and Five Below, Inc. were among the top detractors from absolute performance.

Paycom is a human capital management software company that offers a cloud-based platform for online payroll services, talent acquisition, talent management, time and labor and other human resource functions. Its recent launch of Beti (Better Employee Transaction Interface) helps streamline payroll processes by allowing employees to do their own payroll. During the period, the company reported weaker-than-expected fiscal third quarter results, where revenues fell below analyst estimates, leading management to lower their fiscal fourth quarter and fiscal 2024 revenue outlook. The company attributed the slowdown to their Beti self-help platform cannibalizing revenue from payroll re-runs due to fewer payroll errors.

Alger Mid Cap Focus Fund

The Alger Mid Cap Focus Fund generated a 33.01% return for the fiscal six-month period ended April 30, 2024, compared to the 24.49% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Information Technology and the largest sector underweight was Financials.

Contributors to Performance

The Information Technology and Industrials sectors provided the largest contributions to relative performance. Regarding individual positions, Vertiv Holdings Co.; Natera, Inc.; Advanced Micro Devices, Inc.; Super Micro Computer, Inc.; and Shopify, Inc. were among the top contributors to absolute performance.

Shares of Vertiv contributed to performance in response to developments identified in the Alger Mid Cap Focus Fund discussion.

Detractors from Performance

The Financials and Consumer Discretionary sectors were the largest detractors from relative performance. Regarding individual positions, Diamondback Energy, Inc.; HubSpot, Inc.; First Solar, Inc.; Agilysys, Inc.; and Procore Technologies Inc were among the top detractors from absolute performance.

Agilysys is a provider of software, hardware, and professional services designed to cater to the hospitality industry. Its technology is employed by hotels, resorts, restaurants, and gaming businesses to oversee the complete guest experience, offering solutions in point-of-sale (POS), property management systems (PMS), inventory procurement, document management, analytics, payment processing, and other related applications. We believe the company’s comprehensive suite fuels the continuous transition towards a genuine omnichannel perspective of hospitality operations to entice customers in the post-Covid-19 travel environment. Moreover, the company’s shift to cloud technology is gaining market share and its revamped product suite continues to attract top industry brands, noting a landmark deal with Marriott signed in December 2022. In January 2024, the company reported fiscal third-quarter results that fell below consensus estimates and management maintained their fiscal 2024 revenue guidance, suggesting potentially lower than expected revenues in the fiscal fourth quarter. On February 14, 2024, the company announced the pricing of a secondary offering of its common stock, which led to a decrease in share price during the period.

Alger Weatherbie Specialized Growth Fund

The Alger Weatherbie Specialized Growth Fund generated a 17.89% return for the fiscal six-month period ended April 30, 2024, compared to the 21.50% return of the Russell 2500 Growth Index. During the reporting period, the largest sector weightings were Health Care and Industrials. The largest sector overweight was Health Care and the largest sector underweight was Consumer Discretionary.

Contributors to Performance

The Health Care and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, Natera, Inc.; Impinj, Inc.; Glaukos Corp; Inspire Medical Systems, Inc.; and Hamilton Lane Inc. were among the top contributors to absolute performance.

Natera is a specialty lab providing genetic testing services in the reproductive health, oncology and transplant markets. Reproductive health tests are run to screen for common genetic disorders such as trisomy 13, 18, and 21 in pregnant women, also known as non-invasive prenatal testing (NIPT). The company’s oncology franchise is led by Signatera, a test used to detect minimal residual disease (MRD), which primarily monitors therapy response and detects cancer recurrence. Lastly, Natera’s transplant franchise is led by Prospera, a test used to monitor transplant organ rejection. Natera’s tests are all based on the company’s proprietary liquid biopsy platform to detect cell-free DNA. During the period, shares contributed to performance as the company reported strong operating results, where revenues and profit margins came in above analyst estimates. Better-than-expected revenues stemmed from higher test reimbursement rates and strong execution across the portfolio, notably in the Signatera oncology segment. The company also reported gross margin improvement, with management projecting an accelerated timeline for reaching cash flow breakeven by the second half of 2024. Consequently, management raised their initial 2024 revenue and gross margin guidance to higher-than-expected levels.

Detractors from Performance

The Consumer Discretionary and Information Technology sectors were the largest detractors from relative performance. Regarding individual positions, Flywire Corp.; Nevro Corp.; ACADIA Pharmaceuticals Inc.; Core Laboratories Inc.; and Intapp, Inc. were among the top detractors from absolute performance.

Nevro provides spinal cord stimulation (SCS) devices in the U.S. and internationally for patients suffering from chronic pain. The global SCS market exceeds $2 billion and has been growing due to increased investment by the industry. During the period, the company preannounced fiscal fourth quarter results where revenues beat consensus estimates. Moreover, the company noted that while staffing issues and payer pressures continue to linger, the actual impact to procedure volumes appears to be declining. However, management noted that they remain cautious on the core SCS market, which still has a ways to go to get back to pre-pandemic levels. As such, shares detracted from performance.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned 18.90% for the fiscal six-month period ended April 30, 2024, compared to the 21.31% return of the Russell 2000 Growth Index. During the reporting period, the largest sector weightings were Health Care and Information Technology. The largest sector overweight was Health Care and the largest sector underweight was Industrials.

Contributors to Performance

The Consumer Discretionary and Communication Services sectors provided the largest contributions to relative performance. Regarding individual positions, Wingstop, Inc.; Shake Shack, Inc.; Viking Therapeutics, Inc.; HEICO Corporation; and Kura Sushi USA, Inc. were among the top contributors to absolute performance.

Wingstop is a high-growth franchisor and operator of cooked-to-order fried chicken wings with over 20 different sauces that consumers have grown to love. The company operates just over 2000 of its namesake stores around the globe, with the majority of those in the U.S. During the period, shares contributed to performance as the company reported better-than-expected revenues. Strong revenues were driven by several factors, including effective advertising, menu innovation, such as its new chicken sandwich launch, and strong delivery service partnerships. Additionally, the company continues to enhance brand awareness through digital marketing initiatives and plans to introduce new AI-driven personalized marketing tools in the second quarter of 2024.

Detractors from Performance

The Health Care and Industrials sectors were the largest detractors from relative performance. Regarding individual positions, Structure Therapeutics, Inc.; BILL Holdings, Inc.; 10x Genomics Inc; Capri Holdings Limited; and Paycom Software, Inc. were among the top detractors from absolute performance.

BILL Holdings is the leading provider of business-to-business (B2B) commerce solutions for small- and medium-sized businesses (SMBs), including streamlining financial operations such as accounts payables (AP) and accounts receivables (AR). Their target market is primarily U.S. SMBs with revenues up to $100 million. The company earns revenue from subscription fees charged for access to its cloud-based services, usage-based transaction fees, including payment-related fees, and interest earned on funds held on behalf of customers. The company is positioned as a back-office financial operations and an AP automation software-as-a-service (SaaS) platform for the SMB segment of B2B payments. In November 2023, the company reported strong fiscal first-quarter results, beating analyst estimates. However, shares fell after management provided weaker-than-expected fiscal 2024 full-year guidance, citing tight credit conditions and macroeconomic pressures affecting premium virtual card and cross-border transaction volumes. In February 2024, despite reporting better-than-expected fiscal second-quarter results, management highlighted ongoing customer focus on cost-cutting measures, which could pose challenges to near-term growth. As a result, shares detracted from performance during the period.

Alger Small Cap Focus Fund

The Alger Small Cap Focus Fund returned 22.44% for the fiscal six-month period ended April 30, 2024, compared to the 21.31% return of the Russell 2000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Information Technology and the largest sector underweight was Industrials.

Contributors to Performance

The Health Care and Consumer Discretionary sectors provided the largest contributions to relative performance. Regarding individual positions, Natera, Inc.; Wingstop, Inc.; CymaBay Therapeutics, Inc.; Q2 Holdings, Inc.; and Impinj, Inc. were among the top contributors to absolute performance.

Shares of Natera, Inc. contributed to performance in response to developments identified in the Alger Weatherbie Specialized Growth Fund discussion.

Detractors from Performance

The Industrials and Financials sectors were the largest detractors from relative performance. Regarding individual positions, Inari Medical, Inc.; 10x Genomics Inc; Extreme Networks, Inc.; Confluent Inc.; and MoonLake Immunotherapeutics were among the top detractors from absolute performance.

Inari Medical is a commercial-stage medical device company that focuses on developing products for treating pulmonary embolisms (PE) and deep vein thrombosis (DVT). During the period, the company reported fiscal fourth quarter revenues in-line with its preannouncement and reaffirmed its fiscal 2024 initial revenue growth guidance. Moreover, the company provided revenue for its VTE (venous thromboembolism) segment, where U.S. VTE sales saw a growth deceleration, as well as its more recent Emerging Therapies segment. Management acknowledged some competitive share loss but noted that the company remained a market leader exiting the year. Separately, in December 2023, the company received a civil investigative demand from the U.S. Department of Justice ("DOJ") requesting information related to meal and consulting service payments to health professionals. While no wrongdoing has been found, and management stated the ongoing DOJ investigation is not expected to impact the company’s commercial execution, shares detracted from performance during the period. We believe investors viewed the DOJ investigation as an overhang, despite such investigations rarely leading to substantial outcomes. Despite this near-term headwind, we believe the company’s fundamentals remain strong, as management has reiterated strong momentum in their PE and DVT franchises.

Alger International Focus Fund

Effective February 1, 2024, Redwood Investments, LLC began sub-advising the Alger International Focus Fund. The Alger International Focus Fund recorded a 18.00% return for the fiscal six-month period ended April 30, 2024, compared to the 17.98% return of the MSCI ACWI ex USA Index. During the reporting period, the largest sector weightings were Consumer Discretionary and Financials. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Materials.

Contributors to Performance

The Consumer Discretionary and Information Technology sectors provided the largest contributions to relative performance. Regarding individual positions, ASML Holding NV; MakeMyTrip Ltd.; Ferrari NV; Lasertec Corp.; and Alfen NV were among the top contributors to absolute performance.

MakeMyTrip is India’s premier online travel agency ("OTA") with over 60% of market share in the growing Indian online travel segment, offering travelers airline tickets, hotel and packages, rail and bus tickets and rental cars. We believe the company has potential to outgrow both the Indian travel industry as well as the faster growing online travel market, driven by increasing online penetration of travel booking, low OTA penetration and secular growth in Indian aviation infrastructure. During the period, shares contributed to performance as the company demonstrated steady growth with strong profitability, driven by accelerating revenue growth and improving profit margins.

Detractors from Performance

The Financials and Energy sectors were the largest detractors from relative performance. Regarding individual positions, Verbio SE; BYD Company Limited; Polycab India Ltd.; Edenred SA; and SLB were among the top detractors from absolute performance.

Verbio is a global producer of biodiesel, bioethanol, biomethane and related by-products into fertilizer and animal feed. With its proprietary technology and energy efficiency, Verbio’s higher quality products allow for its customers to reduce greenhouse gas emissions. Coming off a period of high spreads for biodiesel and bioethanol, the company anticipated an earnings re-acceleration coupled with next generation biofuels expansion into the international market. However, the company issued a profit warning during the period, driven by compressed ethanol spreads with low confidence for expansion in the near-term. Given the disappointing operating results, shares detracted from performance.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 15.75% for the fiscal six-month period ended April 30, 2024, compared to the 20.98% return of the S&P 500 Index and the 14.49% return of the Russell 3000 Health Care Index.

Contributors to Performance

Regarding individual positions, Oscar Health, Inc.; Eli Lilly and Company; Viking Therapeutics, Inc.; Boston Scientific Corporation; and ImmunoGen, Inc. were among the top contributors to absolute performance.

Eli Lilly is a global pharmaceutical company with core franchises in diabetes, obesity, neurology, and oncology. Its portfolio offers innovative diabetes and obesity drugs like Mounjaro, Trulicity, and Jardiance, along with Taltz (for psoriasis), Emgality (for migraines), and Verzenio (for breast cancer). During the period, the company reported strong fiscal fourth quarter results, where revenue and earnings beat analyst estimates on the launch of its new weight loss drug, Zepbound, which received FDA approval in November 2023, along with increased pricing for its blockbuster diabetes treatment, Mounjaro. Further, management issued full-year 2024 guidance which met analyst estimates, noting revenue growth to accelerate in the second half of 2024 driven by strength in Mounjaro and Zepbound.

Detractors from Performance

Regarding individual positions, Humana Inc.; Impulse Dynamics; Molina Healthcare, Inc.; UnitedHealth Group Inc.; and Cigna Group were among the top detractors from absolute performance.

Humana ranks among the largest managed care organizations in the United States, providing health insurance to government and commercial sector members. The company primarily focuses on Medicare Advantage, while also engaging in other government programs such as TRICARE and Medicaid. Additionally, Humana is expanding its healthcare services business, which includes pharmacy, home care, and primary care services, to better serve its growing membership base. During the period, shares detracted from performance after management lowered their 2024 earnings guidance well below consensus, citing rising healthcare costs and higher-than-expected utilization of Medicare Advantage plans. Additionally, the Centers for Medicare & Medicaid Services (CMS) finalized a smaller than expected increase in benchmark rates for Medicare Advantage plans in 2025, creating a difficult profit margin backdrop.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer, Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed above, other than the Alger 35 Fund, represents the six-month period return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions. Performance for the Alger 35 Fund represents Class Z shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2024. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the fiscal six-month period ended April 30, 2024.

Risk Disclosures

Alger Capital Appreciation Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger 35 Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Growth & Income Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Mid Cap Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Mid Cap Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Weatherbie Specialized Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Small Cap Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Small Cap Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger International Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Health Sciences Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. A significant portion of assets may be invested in securities of companies in related industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for The Alger Funds' most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

●	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

●	The MSCI ACWI ex USA Index captures large- and mid-cap representation across developed markets countries (excluding the US) and emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

●	The MSCI Emerging Markets Index captures large- and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

●	The personal consumption expenditures index (PCE) is a measure of the prices that people living in the United States, or those buying on their behalf, pay for goods and services, constructed by the Bureau of Economic Analysis. The PCE price index is known for capturing inflation (or deflation) across a wide range of consumer expenses and reflecting changes in consumer behavior. The core PCE price index excludes two categories known for price volatility: food and energy.

●	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

●	The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

●	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

●	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is constructed to provide a comprehensive and unbiased barometer of the small-cap segment.

●	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

●	The Russell 2500 Index measures the performance of the small to - 20 - midcap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment.

●	The S&P 500 Index is an unmanaged index considered representative of large-cap growth stocks.

PORTFOLIO SUMMARY†

April 30, 2024 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger Concentrated Equity Fund	Alger Growth & Income Fund	Alger 35 Fund
Communication Services	15.3%	14.6%	10.1%	15.5%
Consumer Discretionary	12.6	12.2	7.0	17.0
Consumer Staples	0.3	0.0	6.1	0.0
Energy	0.4	1.0	5.0	1.8
Financials	4.0	4.8	12.8	1.7
Health Care	11.1	8.3	11.7	13.2
Industrials	8.4	9.6	6.3	13.4
Information Technology	45.5	40.6	29.1	34.3
Materials	1.3	0.0	1.9	0.0
Real Estate	0.6	0.0	2.8	0.0
Utilities	1.1	1.2	1.5	3.5
Total Equity Securities	100.6	92.3	94.3	100.4
Short-Term Investments and Net Other Assets	(0.6)	7.7	5.7	(0.4)
	100%	100%	100%	100%

SECTORS	Alger Mid Cap Focus Fund	Alger Mid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Small Cap Focus Fund
Communication Services	5.4	6.8	3.2	0.0
Consumer Discretionary	9.3	13.1	18.6	9.4
Consumer Staples	2.1	1.6	4.0	2.5
Energy	3.2	2.8	2.2	0.0
Financials	1.4	7.4	2.6	0.0
Health Care	17.6	15.6	28.6	35.0
Industrials	20.3	19.2	9.6	14.5
Information Technology	34.8	25.8	28.5	37.4
Materials	2.2	1.7	0.1	0.0
Real Estate	0.0	4.7	0.0	0.0
Utilities	2.2	0.0	0.0	0.0
Total Equity Securities	98.5	98.7	97.4	98.8
Short-Term Investments and Net Other Assets	1.5	1.3	2.6	1.2
	100%	100%	100%	100%

PORTFOLIO SUMMARY†

April 30, 2024 (Unaudited) (Continued)

SECTORS	Alger Weatherbie Specialized Growth Fund	Alger Health Sciences Fund	Alger AI Enablers & Adopters Fund
Communication Services	0.0%	0.0%	17.3%
Consumer Discretionary	7.0	0.0	12.0
Consumer Staples	0.4	0.0	1.4
Energy	0.7	0.0	0.0
Financials	11.2	3.3	3.3
Health Care	30.8	96.5	2.9
Industrials	23.0	0.0	2.5
Information Technology	18.9	0.0	49.4
Materials	0.0	0.0	0.0
Real Estate	5.2	0.0	0.7
Utilities	0.0	0.0	3.9
Total Equity Securities	97.2	99.8	93.4
Short-Term Investments and Net Other Assets	2.8	0.2	6.6
	100%	100%	100%

COUNTRY	Alger International Focus Fund
Brazil	4.6%
Canada	9.7
China	5.0
Denmark	3.9
France	12.4
Germany	2.9
Hungary	1.9
India	7.5
Indonesia	2.6
Italy	2.4
Japan	17.4
Mexico	1.8
Netherlands	3.0
Saudi Arabia	1.7
South Korea	2.5
Switzerland	2.2
Taiwan	4.8
United Kingdom	10.7
United States	1.6
Cash and Net Other Assets	1.4
100.0%

† Based on net assets for each Fund.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—99.8%
ADVERTISING—0.1%
The Trade Desk, Inc., Cl. A*	20,688	$1,714,001
AEROSPACE & DEFENSE—3.4%
HEICO Corp.	80,648	16,726,395
HEICO Corp., Cl. A	60,818	10,086,665
TransDigm Group, Inc.	25,591	31,938,336
		58,751,396
APPAREL RETAIL—0.3%
Burlington Stores, Inc.*	31,641	5,693,482
APPLICATION SOFTWARE—3.2%
Adobe, Inc.*	41,825	19,357,865
AppLovin Corp., Cl. A*	167,749	11,838,047
Cadence Design Systems, Inc.*	36,766	10,133,812
Intuit, Inc.	17,439	10,910,187
Salesforce, Inc.	6,019	1,618,750
		53,858,661
AUTOMOBILE MANUFACTURERS—0.4%
Tesla, Inc.*	41,595	7,623,532
AUTOMOTIVE PARTS & EQUIPMENT—0.5%
Mobileye Global, Inc., Cl. A*	301,440	8,304,672
BIOTECHNOLOGY—4.0%
Akero Therapeutics, Inc.*	95,526	1,900,012
Madrigal Pharmaceuticals, Inc.*	13,622	2,779,161
Natera, Inc.*	476,259	44,234,936
Nuvalent, Inc., Cl. A*	22,598	1,556,550
Sarepta Therapeutics, Inc.*	43,846	5,553,534
Vaxcyte, Inc.*	160,916	9,743,464
Vertex Pharmaceuticals, Inc.*	3,525	1,384,655
Viking Therapeutics, Inc.*	10,357	824,210
		67,976,522
BROADLINE RETAIL—9.9%
Amazon.com, Inc.*	850,895	148,906,625
MercadoLibre, Inc.*	13,621	19,868,953
		168,775,578
CARGO GROUND TRANSPORTATION—0.4%
Old Dominion Freight Line, Inc.	33,143	6,022,414
CASINOS & GAMING—1.0%
DraftKings, Inc., Cl. A*	357,738	14,867,591
Flutter Entertainment PLC*	7,785	1,442,241
		16,309,832
CONSTRUCTION & ENGINEERING—0.5%
Quanta Services, Inc.	33,152	8,571,781

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—99.8% (CONT.)
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—0.6%
Wabtec Corp.	58,550	$9,431,234
CONSTRUCTION MATERIALS—1.1%
Martin Marietta Materials, Inc.	31,461	18,469,809
CONSUMER STAPLES MERCHANDISE RETAIL—0.3%
Walmart, Inc.	73,377	4,354,925
COPPER—0.2%
Freeport-McMoRan, Inc.	68,527	3,422,238
DIVERSIFIED BANKS—0.2%
Citigroup, Inc.	64,258	3,940,943
ELECTRIC UTILITIES—1.1%
Constellation Energy Corp.	55,681	10,353,325
NRG Energy, Inc.	111,323	8,089,843
		18,443,168
ELECTRICAL COMPONENTS & EQUIPMENT—1.9%
Eaton Corp. PLC	17,732	5,643,386
Vertiv Holdings Co., Cl. A	288,229	26,805,297
		32,448,683
ENVIRONMENTAL & FACILITIES SERVICES—1.0%
GFL Environmental, Inc.	550,434	17,558,845
FINANCIAL EXCHANGES & DATA—1.4%
S&P Global, Inc.	55,889	23,240,323
FOOTWEAR—0.2%
On Holding AG, Cl. A*	81,460	2,586,355
HEALTHCARE DISTRIBUTORS—0.9%
McKesson Corp.	29,061	15,611,860
HEALTHCARE EQUIPMENT—3.6%
Boston Scientific Corp.*	312,237	22,440,473
Dexcom, Inc.*	64,414	8,205,699
Intuitive Surgical, Inc.*	57,584	21,341,782
Stryker Corp.	28,993	9,756,145
		61,744,099
HEALTHCARE FACILITIES—0.3%
Acadia Healthcare Co., Inc.*	81,045	5,992,467
HOMEFURNISHING RETAIL—0.1%
RH*	9,624	2,377,609
INTERACTIVE MEDIA & SERVICES—12.0%
Alphabet, Inc., Cl. C*	437,529	72,034,775
Meta Platforms, Inc., Cl. A	261,614	112,538,494
Pinterest, Inc., Cl. A*	617,892	20,668,487
		205,241,756

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—99.8% (CONT.)
INTERNET SERVICES & INFRASTRUCTURE—0.5%
MongoDB, Inc.*	25,714	$9,390,238
IT CONSULTING & OTHER SERVICES—0.3%
International Business Machines Corp.	25,973	4,316,713
LIFE SCIENCES TOOLS & SERVICES—0.7%
Danaher Corp.	50,382	12,425,209
MANAGED HEALTHCARE—0.1%
UnitedHealth Group, Inc.	4,030	1,949,311
MOVIES & ENTERTAINMENT—3.2%
Liberty Media Corp. Series C Liberty Formula One, Cl. C*	140,979	9,864,301
Netflix, Inc.*	63,159	34,777,872
Spotify Technology SA*	37,608	10,546,787
		55,188,960
OIL & GAS EXPLORATION & PRODUCTION—0.4%
Diamondback Energy, Inc.	31,264	6,288,128
PASSENGER GROUND TRANSPORTATION—0.6%
Uber Technologies, Inc.*	160,636	10,645,348
PHARMACEUTICALS—1.5%
Eli Lilly & Co.	32,010	25,003,011
RESTAURANTS—0.2%
Shake Shack, Inc., Cl. A*	28,280	2,993,438
SEMICONDUCTORS—19.0%
Advanced Micro Devices, Inc.*	120,801	19,132,463
Astera Labs, Inc.*	35,888	3,041,867
Broadcom, Inc.	27,382	35,603,993
Marvell Technology, Inc.	317,821	20,947,582
Micron Technology, Inc.	235,345	26,584,571
NVIDIA Corp.	214,815	185,604,456
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	236,161	32,434,352
		323,349,284
SYSTEMS SOFTWARE—16.5%
Microsoft Corp.	702,323	273,435,414
ServiceNow, Inc.*	11,550	8,007,961
		281,443,375
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.8%
Apple, Inc.	544,371	92,722,712
Dell Technologies, Inc., Cl. C	43,759	5,454,122
		98,176,834

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—99.8% (CONT.)
TRANSACTION & PAYMENT PROCESSING SERVICES—2.4%
Visa, Inc., Cl. A	153,570	$41,250,438
TOTAL COMMON STOCKS
(Cost $734,129,078)		1,700,886,472
PREFERRED STOCKS—0.1%
DIVERSIFIED FINANCIAL SERVICES—0.1%
Chime Financial, Inc., Series G(a),*,@	27,841	1,036,242
(Cost $1,922,972)		1,036,242
REAL ESTATE INVESTMENT TRUST—0.6%
DATA CENTER—0.6%
Equinix, Inc.	14,033	9,979,007
(Cost $11,828,457)		9,979,007
SPECIAL PURPOSE VEHICLE—0.1%
DIVERSIFIED FINANCIAL SERVICES—0.1%
Crosslink Ventures C, LLC, Cl. A(a),(b),*,@		2,521,809
(Cost $2,775,000)		2,521,809
SHORT-TERM SECURITIES—0.0%
MONEY MARKET FUNDS—0.0%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(c)	598	598
(Cost $598)		598
Total Investments
(Cost $750,656,105)	100.6%	$1,714,424,128
Affiliated Securities (Cost $2,775,000)		2,521,809
Unaffiliated Securities (Cost $747,881,105)		1,711,902,319
Liabilities in Excess of Other Assets	(0.6)%	(9,844,401)
NET ASSETS	100.0%	$1,704,579,727

ADR American Depositary Receipts

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	Market Value	% of net assets as of 4/30/2024
Chime Financial, Inc., Series G	8/24/21	$1,922,972	$1,036,242	0.1%
Crosslink Ventures C, LLC, Cl. A	10/2/20	2,775,000	2,521,809	0.1%
Total			$3,558,051	0.2%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER CONCENTRATED EQUITY FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—92.3%
AEROSPACE & DEFENSE—3.8%
HEICO Corp., Cl. A	838	$138,982
APPLICATION SOFTWARE—2.7%
AppLovin Corp., Cl. A*	455	32,109
Cadence Design Systems, Inc.*	239	65,876
		97,985
AUTOMOBILE MANUFACTURERS—1.0%
Ferrari NV	83	34,503
AUTOMOTIVE PARTS & EQUIPMENT—2.0%
Mobileye Global, Inc., Cl. A*	2,682	73,889
BIOTECHNOLOGY—1.8%
Natera, Inc.*	695	64,552
BROADLINE RETAIL—9.2%
Amazon.com, Inc.*	1,904	333,200
COAL & CONSUMABLE FUELS—1.0%
Cameco Corp.	818	37,325
CONSTRUCTION & ENGINEERING—1.6%
Quanta Services, Inc.	228	58,952
ELECTRIC UTILITIES—1.2%
Constellation Energy Corp.	237	44,068
ELECTRICAL COMPONENTS & EQUIPMENT—1.8%
Vertiv Holdings Co., Cl. A	720	66,960
ENVIRONMENTAL & FACILITIES SERVICES—2.4%
GFL Environmental, Inc.	2,686	85,683
FINANCIAL EXCHANGES & DATA—2.2%
S&P Global, Inc.	195	81,087
HEALTHCARE EQUIPMENT—2.0%
Intuitive Surgical, Inc.*	191	70,788
INTERACTIVE MEDIA & SERVICES—10.8%
Alphabet, Inc., Cl. C*	578	95,162
Meta Platforms, Inc., Cl. A	595	255,951
Pinterest, Inc., Cl. A*	1,232	41,211
		392,324
INTERNET SERVICES & INFRASTRUCTURE—0.4%
MongoDB, Inc.*	38	13,877
LIFE SCIENCES TOOLS & SERVICES—2.7%
Danaher Corp.	392	96,675
MOVIES & ENTERTAINMENT—3.8%
Liberty Media Corp. Series C Liberty Formula One, Cl. C*	1,075	75,218
Netflix, Inc.*	114	62,773
		137,991

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER CONCENTRATED EQUITY FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—92.3% (CONT.)
PHARMACEUTICALS—1.8%
Eli Lilly & Co.	82	$64,050
SEMICONDUCTOR MATERIALS & EQUIPMENT—1.4%
ASML Holding NV ADR	57	49,731
SEMICONDUCTORS—17.0%
Advanced Micro Devices, Inc.*	276	43,713
Micron Technology, Inc.	759	85,737
NVIDIA Corp.	412	355,976
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	943	129,511
		614,937
SYSTEMS SOFTWARE—14.8%
Microsoft Corp.	1,377	536,107
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.3%
Apple, Inc.	924	157,385
TRANSACTION & PAYMENT PROCESSING SERVICES—2.6%
Visa, Inc., Cl. A	345	92,671
TOTAL COMMON STOCKS
(Cost $3,460,608)		3,343,722
SHORT-TERM SECURITIES—7.6%
MONEY MARKET FUNDS—7.6%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(a)	277,575	277,575
(Cost $277,575)		277,575
Total Investments
(Cost $3,738,183)	99.9%	$3,621,297
Unaffiliated Securities (Cost $3,738,183)		3,621,297
Other Assets in Excess of Liabilities	0.1%	2,164
NET ASSETS	100.0%	$3,623,461

ADR American Depositary Receipts

(a)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—91.2%
AEROSPACE & DEFENSE—1.2%
General Dynamics Corp.	6,484	$1,861,491
TransDigm Group, Inc.	3,365	4,199,621
		6,061,112
APPLICATION SOFTWARE—0.8%
Adobe, Inc.*	8,941	4,138,163
ASSET MANAGEMENT & CUSTODY BANKS—3.3%
BlackRock, Inc.	8,943	6,748,745
Blackstone, Inc.	47,293	5,514,837
Blue Owl Capital, Inc., Cl. A	139,902	2,642,749
The Carlyle Group, Inc.	38,256	1,713,869
		16,620,200
BIOTECHNOLOGY—2.8%
AbbVie, Inc.	61,109	9,938,768
Amgen, Inc.	10,170	2,785,970
Gilead Sciences, Inc.	21,202	1,382,370
		14,107,108
BROADLINE RETAIL—2.6%
Amazon.com, Inc.*	74,247	12,993,225
BUILDING PRODUCTS—0.4%
Johnson Controls International PLC	34,841	2,267,104
CABLE & SATELLITE—0.8%
Comcast Corp., Cl. A	106,313	4,051,588
COMMODITY CHEMICALS—0.2%
Dow, Inc.	21,142	1,202,980
COMMUNICATIONS EQUIPMENT—0.8%
Cisco Systems, Inc.	83,540	3,924,709
COMPUTER & ELECTRONICS RETAIL—0.4%
Best Buy Co., Inc.	30,537	2,248,745
CONSUMER ELECTRONICS—0.5%
Garmin, Ltd.	18,129	2,619,097
CONSUMER STAPLES MERCHANDISE RETAIL—0.8%
Walmart, Inc.	68,012	4,036,512
COPPER—0.8%
Southern Copper Corp.	33,283	3,883,128
DIVERSIFIED BANKS—4.7%
Bank of America Corp.	153,428	5,678,370
Fifth Third Bancorp	40,102	1,462,119
JPMorgan Chase & Co.	87,054	16,691,734
		23,832,223

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—91.2% (CONT.)
ELECTRIC UTILITIES—0.5%
NextEra Energy, Inc.	38,002	$2,544,994
ELECTRICAL COMPONENTS & EQUIPMENT—2.3%
Eaton Corp. PLC	36,192	11,518,466
FINANCIAL EXCHANGES & DATA—0.9%
CME Group, Inc., Cl. A	21,247	4,454,221
FOOD DISTRIBUTORS—0.4%
Sysco Corp.	28,631	2,127,856
HEALTHCARE DISTRIBUTORS—0.5%
Cardinal Health, Inc.	25,017	2,577,752
HEALTHCARE EQUIPMENT—0.5%
Medtronic PLC	29,362	2,356,007
HOME IMPROVEMENT RETAIL—1.9%
The Home Depot, Inc.	29,317	9,798,328
HOUSEHOLD PRODUCTS—1.4%
The Procter & Gamble Co.	44,897	7,327,190
INDUSTRIAL CONGLOMERATES—1.1%
Honeywell International, Inc.	29,445	5,674,935
INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	18,676	4,413,886
INTEGRATED OIL & GAS—3.8%
Chevron Corp.	52,504	8,467,320
Exxon Mobil Corp.	55,903	6,611,648
TotalEnergies SE ADR	59,940	4,343,852
		19,422,820
INTEGRATED TELECOMMUNICATION SERVICES—0.8%
Verizon Communications, Inc.	98,879	3,904,732
INTERACTIVE MEDIA & SERVICES—8.5%
Alphabet, Inc., Cl. A*	111,729	18,187,246
Alphabet, Inc., Cl. C*	89,245	14,693,297
Meta Platforms, Inc., Cl. A	23,581	10,143,839
		43,024,382
INVESTMENT BANKING & BROKERAGE—2.0%
Morgan Stanley	111,623	10,139,833
IT CONSULTING & OTHER SERVICES—0.3%
International Business Machines Corp.	9,528	1,583,554
LEISURE FACILITIES—0.3%
Vail Resorts, Inc.	7,733	1,464,398
MANAGED HEALTHCARE—2.3%
UnitedHealth Group, Inc.	23,798	11,511,093

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—91.2% (CONT.)
MULTI-UTILITIES—1.0%
Consolidated Edison, Inc.	26,851	$2,534,734
Sempra	37,373	2,677,028
		5,211,762
OIL & GAS EXPLORATION & PRODUCTION—0.4%
Pioneer Natural Resources Co.	8,195	2,207,077
OIL & GAS STORAGE & TRANSPORTATION—0.5%
ONEOK, Inc.	32,994	2,610,485
PERSONAL CARE PRODUCTS—0.2%
Kenvue, Inc.	46,286	871,103
PHARMACEUTICALS—5.6%
AstraZeneca PLC ADR	53,486	4,058,518
Bristol-Myers Squibb Co.	31,997	1,405,948
Eli Lilly & Co.	11,175	8,728,793
GSK PLC ADR	35,726	1,480,486
Johnson & Johnson	35,670	5,157,525
Merck & Co., Inc.	27,451	3,547,218
Novartis AG ADR	20,931	2,033,028
Pfizer, Inc.	82,207	2,106,143
		28,517,659
PROPERTY & CASUALTY INSURANCE—0.5%
The Hartford Financial Services Group, Inc.	26,311	2,549,273
RAIL TRANSPORTATION—0.6%
Union Pacific Corp.	13,485	3,198,103
RESTAURANTS—1.3%
McDonald's Corp.	14,734	4,022,971
Starbucks Corp.	29,541	2,614,083
		6,637,054
SEMICONDUCTOR MATERIALS & EQUIPMENT—3.4%
KLA Corp.	24,811	17,101,974
SEMICONDUCTORS—6.6%
Broadcom, Inc.	16,899	21,973,263
QUALCOMM, Inc.	46,556	7,721,312
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	27,947	3,838,241
		33,532,816
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—2.2%
PepsiCo, Inc.	35,760	6,290,542
The Coca-Cola Co.	83,126	5,134,693
		11,425,235
SYSTEMS SOFTWARE—10.0%
Microsoft Corp.	125,129	48,716,474

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—91.2% (CONT.)
SYSTEMS SOFTWARE—10.0% (CONT.)
Oracle Corp.	18,734	$2,130,992
		50,847,466
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.2%
Apple, Inc.	191,492	32,616,832
Dell Technologies, Inc., Cl. C	32,559	4,058,154
		36,674,986
TOBACCO—1.1%
Altria Group, Inc.	66,804	2,926,683
Philip Morris International, Inc.	25,514	2,422,299
		5,348,982
TRADING COMPANIES & DISTRIBUTORS—0.7%
Ferguson PLC	17,867	3,750,283
TRANSACTION & PAYMENT PROCESSING SERVICES—1.4%
Visa, Inc., Cl. A	26,102	7,011,258
TOTAL COMMON STOCKS
(Cost $307,994,568)		463,325,857
MASTER LIMITED PARTNERSHIP—0.3%
OIL & GAS STORAGE & TRANSPORTATION—0.3%
Cheniere Energy Partners LP	38,504	1,865,519
(Cost $1,639,700)		1,865,519
REAL ESTATE INVESTMENT TRUST—2.8%
HEALTHCARE—0.7%
Welltower, Inc.	36,362	3,464,571
(Cost $2,676,941)		3,464,571
INDUSTRIAL—0.3%
Prologis, Inc.	13,735	1,401,657
(Cost $1,936,333)		1,401,657
RETAIL—0.7%
Simon Property Group, Inc.	24,337	3,420,078
(Cost $2,943,295)		3,420,078
SPECIALIZED—0.5%
Lamar Advertising Co., Cl. A	23,967	2,776,577
(Cost $2,029,344)		2,776,577
TELECOM TOWER—0.6%
Crown Castle, Inc.	33,855	3,174,922
(Cost $3,883,026)		3,174,922
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $13,468,939)		14,237,805

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
SHORT-TERM SECURITIES—1.2%
MONEY MARKET FUNDS—1.2%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(a)	5,878,098	$5,878,098
(Cost $5,878,098)		5,878,098
Total Investments
(Cost $328,981,305)	95.5%	$485,307,279
Unaffiliated Securities (Cost $328,981,305)		485,307,279
Other Assets in Excess of Liabilities	4.5%	22,837,725
NET ASSETS	100.0%	$508,145,004

ADR American Depositary Receipts

(a)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER 35 FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—100.4%
AEROSPACE & DEFENSE—5.7%
HEICO Corp., Cl. A	7,045	$1,168,413
TransDigm Group, Inc.	598	746,322
		1,914,735
APPLICATION SOFTWARE—4.4%
AppFolio, Inc., Cl. A*	3,478	788,741
AppLovin Corp., Cl. A*	9,687	683,611
		1,472,352
BIOTECHNOLOGY—5.9%
Autolus Therapeutics PLC ADR*	73,641	270,999
Cabaletta Bio, Inc.*	38,905	414,144
Natera, Inc.*	13,716	1,273,942
		1,959,085
BROADLINE RETAIL—10.9%
Amazon.com, Inc.*	16,922	2,961,350
MercadoLibre, Inc.*	461	672,461
		3,633,811
COAL & CONSUMABLE FUELS—1.8%
Cameco Corp.	12,857	586,665
COMMUNICATIONS EQUIPMENT—0.9%
Arista Networks, Inc.*	1,210	310,438
ELECTRIC UTILITIES—3.5%
Constellation Energy Corp.	6,345	1,179,789
ELECTRICAL COMPONENTS & EQUIPMENT—3.9%
Vertiv Holdings Co., Cl. A	14,163	1,317,159
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.6%
908 Devices, Inc.*	96,391	549,429
FOOTWEAR—2.4%
Deckers Outdoor Corp.*	357	292,194
On Holding AG, Cl. A*	16,362	519,493
		811,687
HEALTHCARE EQUIPMENT—4.6%
Impulse Dynamics PLC, Series F-1(a),*,@	545,772	545,772
Intuitive Surgical, Inc.*	2,687	995,856
		1,541,628
INTERACTIVE MEDIA & SERVICES—7.0%
Meta Platforms, Inc., Cl. A	4,288	1,844,569
Pinterest, Inc., Cl. A*	14,878	497,669
		2,342,238
MOVIES & ENTERTAINMENT—8.5%
Netflix, Inc.*	2,879	1,585,292

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER 35 FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—100.4% (CONT.)
MOVIES & ENTERTAINMENT—8.5% (CONT.)
Spotify Technology SA*	4,495	$1,260,578
		2,845,870
PASSENGER AIRLINES—2.6%
Joby Aviation, Inc.*	173,363	875,483
PASSENGER GROUND TRANSPORTATION—1.2%
Uber Technologies, Inc.*	5,999	397,554
PHARMACEUTICALS—2.7%
Eli Lilly & Co.	1,154	901,389
RESTAURANTS—3.7%
Kura Sushi USA, Inc., Cl. A*	5,680	625,255
Shake Shack, Inc., Cl. A*	5,785	612,342
		1,237,597
SEMICONDUCTORS—18.1%
Advanced Micro Devices, Inc.*	6,682	1,058,295
Micron Technology, Inc.	4,816	544,016
NVIDIA Corp.	3,604	3,113,928
Rambus, Inc.*	8,449	463,174
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,432	883,371
		6,062,784
SYSTEMS SOFTWARE—9.3%
Crowdstrike Holdings, Inc., Cl. A*	2,752	805,070
Microsoft Corp.	5,960	2,320,407
		3,125,477
TRANSACTION & PAYMENT PROCESSING SERVICES—1.7%
PayPal Holdings, Inc.*	8,231	559,049
TOTAL COMMON STOCKS
(Cost $27,322,993)		33,624,219

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER 35 FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
SHORT-TERM SECURITIES—0.0%
MONEY MARKET FUNDS—0.0%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(b)	1,448	$1,448
(Cost $1,448)		1,448
Total Investments
(Cost $27,324,441)	100.4%	$33,625,667
Unaffiliated Securities (Cost $27,324,441)		33,625,667
Liabilities in Excess of Other Assets	(0.4)%	(117,602)
NET ASSETS	100.0%	$33,508,065

ADR American Depositary Receipts

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.
(b)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

				% of net assets
	Acquisition	Acquisition	Market	as of
Security	Date(s)	Cost	Value	4/30/2024
Impulse Dynamics PLC, Series F-1	2/5/2024	$544,299	$545,772	1.6%
Total			$545,772	1.6%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—98.5%
ADVERTISING—1.1%
The Trade Desk, Inc., Cl. A*	37,365	$3,095,690
AEROSPACE & DEFENSE—8.3%
Axon Enterprise, Inc.*	29,484	9,247,952
HEICO Corp.	45,840	9,507,216
TransDigm Group, Inc.	2,973	3,710,393
		22,465,561
APPAREL RETAIL—1.3%
Burlington Stores, Inc.*	19,900	3,580,806
APPLICATION SOFTWARE—17.2%
Agilysys, Inc.*	82,064	6,815,415
AppFolio, Inc., Cl. A*	29,662	6,726,748
Cadence Design Systems, Inc.*	28,083	7,740,517
Constellation Software, Inc.	1,826	4,701,163
Datadog, Inc., Cl. A*	25,320	3,177,660
HubSpot, Inc.*	4,612	2,789,661
Manhattan Associates, Inc.*	24,365	5,020,652
Procore Technologies, Inc.*	34,120	2,334,490
Tyler Technologies, Inc.*	15,764	7,275,874
		46,582,180
AUTOMOTIVE RETAIL—2.2%
O’Reilly Automotive, Inc.*	6,013	6,092,732
BIOTECHNOLOGY—6.2%
Natera, Inc.*	112,963	10,492,003
Viking Therapeutics, Inc.*	80,296	6,389,956
		16,881,959
CARGO GROUND TRANSPORTATION—2.4%
Old Dominion Freight Line, Inc.	36,376	6,609,883
COAL & CONSUMABLE FUELS—1.1%
Cameco Corp.	67,111	3,062,275
CONSTRUCTION MATERIALS—2.2%
Martin Marietta Materials, Inc.	10,396	6,103,180
DIVERSIFIED FINANCIAL SERVICES—1.4%
Apollo Global Management, Inc.	34,314	3,718,951
ELECTRIC UTILITIES—2.2%
Constellation Energy Corp.	32,331	6,011,626
ELECTRICAL COMPONENTS & EQUIPMENT—7.6%
Regal Rexnord Corp.	25,765	4,157,698
Vertiv Holdings Co., Cl. A	176,928	16,454,304
		20,612,002
ELECTRONIC COMPONENTS—1.6%
Amphenol Corp., Cl. A	35,531	4,291,079

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—98.5% (CONT.)
FOOTWEAR—2.7%
Deckers Outdoor Corp.*	8,814	$7,213,995
HEALTHCARE EQUIPMENT—3.3%
Dexcom, Inc.*	44,933	5,724,015
IDEXX Laboratories, Inc.*	6,453	3,179,780
		8,903,795
HEALTHCARE TECHNOLOGY—1.5%
Veeva Systems, Inc., Cl. A*	20,837	4,137,395
HOME IMPROVEMENT RETAIL—1.0%
Floor & Decor Holdings, Inc., Cl. A*	24,939	2,751,520
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—2.0%
Gates Industrial Corp. PLC*	301,715	5,316,218
INTERACTIVE MEDIA & SERVICES—1.9%
Pinterest, Inc., Cl. A*	150,383	5,030,311
INTERNET SERVICES & INFRASTRUCTURE—7.3%
Cloudflare, Inc., Cl. A*	60,432	5,281,757
MongoDB, Inc.*	11,031	4,028,301
Okta, Inc.*	57,475	5,344,025
Shopify, Inc., Cl. A*	74,309	5,216,492
		19,870,575
LIFE SCIENCES TOOLS & SERVICES—6.6%
Avantor, Inc.*	154,250	3,737,477
Bruker Corp.	64,523	5,033,439
Repligen Corp.*	18,508	3,039,014
West Pharmaceutical Services, Inc.	17,298	6,183,689
		17,993,619
MOVIES & ENTERTAINMENT—2.4%
Spotify Technology SA*	23,113	6,481,810
OIL & GAS EXPLORATION & PRODUCTION—2.1%
Diamondback Energy, Inc.	27,766	5,584,576
RESTAURANTS—2.1%
Chipotle Mexican Grill, Inc.*	1,810	5,718,876
SEMICONDUCTORS—5.9%
Marvell Technology, Inc.	43,112	2,841,512
Micron Technology, Inc.	67,588	7,634,740
Monolithic Power Systems, Inc.	8,097	5,419,565
		15,895,817
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—2.1%
Celsius Holdings, Inc.*	78,685	5,607,880
SYSTEMS SOFTWARE—2.1%
Crowdstrike Holdings, Inc., Cl. A*	6,103	1,785,372

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—98.5% (CONT.)
SYSTEMS SOFTWARE—2.1% (CONT.)
ServiceNow, Inc.*	5,459	$3,784,888
		5,570,260
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.7%
Super Micro Computer, Inc.*	2,271	1,950,335
TOTAL COMMON STOCKS
(Cost $205,327,339)		267,134,906
SHORT-TERM SECURITIES—1.2%
MONEY MARKET FUNDS—1.2%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(a)	3,235,928	3,235,928
(Cost $3,235,928)		3,235,928
Total Investments
(Cost $208,563,267)	99.7%	$270,370,834
Unaffiliated Securities (Cost $208,563,267)		270,370,834
Other Assets in Excess of Liabilities	0.3%	827,430
NET ASSETS	100.0%	$271,198,264

(a)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.9%
ADVERTISING—1.3%
The Trade Desk, Inc., Cl. A*	36,513	$3,025,102
AEROSPACE & DEFENSE—4.3%
HEICO Corp.	32,935	6,830,719
TransDigm Group, Inc.	2,471	3,083,882
		9,914,601
APPLICATION SOFTWARE—13.4%
Cadence Design Systems, Inc.*	18,988	5,233,662
Clearwater Analytics Holdings, Inc., Cl. A*	156,837	2,474,888
Constellation Software, Inc.	2,397	6,171,241
Datadog, Inc., Cl. A*	30,865	3,873,557
Guidewire Software, Inc.*	33,755	3,726,552
Manhattan Associates, Inc.*	13,534	2,788,816
Procore Technologies, Inc.*	32,497	2,223,445
The Descartes Systems Group, Inc.*	46,417	4,305,707
		30,797,868
ASSET MANAGEMENT & CUSTODY BANKS—3.8%
Ares Management Corp., Cl. A	27,774	3,696,442
Blue Owl Capital, Inc., Cl. A	263,714	4,981,557
		8,677,999
AUTOMOTIVE PARTS & EQUIPMENT—1.3%
Mobileye Global, Inc., Cl. A*	106,683	2,939,117
AUTOMOTIVE RETAIL—0.9%
AutoZone, Inc.*	669	1,977,832
BIOTECHNOLOGY—3.2%
Natera, Inc.*	61,353	5,698,466
Vaxcyte, Inc.*	29,536	1,788,405
		7,486,871
BUILDING PRODUCTS—0.6%
Trex Co., Inc.*	16,551	1,465,591
CARGO GROUND TRANSPORTATION—1.9%
Old Dominion Freight Line, Inc.	24,174	4,392,658
CONSTRUCTION & ENGINEERING—0.8%
WillScot Mobile Mini Holdings Corp.*	46,975	1,736,196
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—0.6%
Wabtec Corp.	8,776	1,413,638
CONSTRUCTION MATERIALS—1.7%
Martin Marietta Materials, Inc.	6,599	3,874,075
DIVERSIFIED FINANCIAL SERVICES—0.8%
Apollo Global Management, Inc.	16,533	1,791,847

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—97.9% (CONT.)
ELECTRICAL COMPONENTS & EQUIPMENT—3.2%
Vertiv Holdings Co., Cl. A	78,503	$7,300,779
ELECTRONIC COMPONENTS—2.4%
Amphenol Corp., Cl. A	45,925	5,546,362
ENVIRONMENTAL & FACILITIES SERVICES—2.7%
GFL Environmental, Inc.	196,508	6,268,605
FINANCIAL EXCHANGES & DATA—1.3%
MSCI, Inc., Cl. A	6,369	2,966,617
HEALTHCARE EQUIPMENT—3.7%
Dexcom, Inc.*	28,738	3,660,934
IDEXX Laboratories, Inc.*	9,718	4,788,641
		8,449,575
HEALTHCARE FACILITIES—0.8%
Acadia Healthcare Co., Inc.*	23,464	1,734,928
HEALTHCARE TECHNOLOGY—1.7%
Veeva Systems, Inc., Cl. A*	20,233	4,017,464
HOME IMPROVEMENT RETAIL—1.0%
Floor & Decor Holdings, Inc., Cl. A*	20,240	2,233,079
HOMEBUILDING—1.3%
NVR, Inc.*	410	3,049,929
HOMEFURNISHING RETAIL—0.9%
Wayfair, Inc., Cl. A*	43,334	2,173,200
HOTELS RESORTS & CRUISE LINES—1.9%
Hilton Worldwide Holdings, Inc.	22,550	4,448,664
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Paylocity Holding Corp.*	10,129	1,571,616
INSURANCE BROKERS—0.6%
Ryan Specialty Holdings, Inc., Cl. A	28,916	1,426,715
INTERACTIVE MEDIA & SERVICES—2.5%
Pinterest, Inc., Cl. A*	173,480	5,802,906
INTERNET SERVICES & INFRASTRUCTURE—2.2%
Cloudflare, Inc., Cl. A*	19,257	1,683,062
MongoDB, Inc.*	9,283	3,389,966
		5,073,028
IT CONSULTING & OTHER SERVICES—1.4%
Globant SA*	18,570	3,316,416
LIFE SCIENCES TOOLS & SERVICES—6.1%
Mettler-Toledo International, Inc.*	2,730	3,357,081
Repligen Corp.*	30,288	4,973,289
West Pharmaceutical Services, Inc.	16,285	5,821,562
		14,151,932

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—97.9% (CONT.)
MOVIES & ENTERTAINMENT—3.0%
Liberty Media Corp. Series C Liberty Formula One, Cl. C*	17,563	$1,228,883
Spotify Technology SA*	20,423	5,727,426
		6,956,309
OIL & GAS EXPLORATION & PRODUCTION—2.8%
Diamondback Energy, Inc.	32,420	6,520,635
OTHER SPECIALTY RETAIL—0.8%
Five Below, Inc.*	12,087	1,768,812
PROPERTY & CASUALTY INSURANCE—0.9%
Intact Financial Corp.	13,183	2,166,794
REAL ESTATE SERVICES—4.7%
CoStar Group, Inc.*	59,449	5,441,367
FirstService Corp.	36,930	5,428,710
		10,870,077
RESEARCH & CONSULTING SERVICES—1.9%
TransUnion	27,046	1,974,358
Verisk Analytics, Inc., Cl. A	10,711	2,334,570
		4,308,928
RESTAURANTS—5.0%
Chipotle Mexican Grill, Inc.*	1,597	5,045,881
Domino’s Pizza, Inc.	12,219	6,467,150
		11,513,031
SEMICONDUCTORS—5.7%
Lattice Semiconductor Corp.*	57,430	3,939,698
Marvell Technology, Inc.	93,563	6,166,737
Monolithic Power Systems, Inc.	3,081	2,062,206
ON Semiconductor Corp.*	14,707	1,031,843
		13,200,484
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—1.6%
Celsius Holdings, Inc.*	51,362	3,660,570
TRADING COMPANIES & DISTRIBUTORS—2.5%
Ferguson PLC	27,582	5,789,462
TOTAL COMMON STOCKS
(Cost $179,194,915)		225,780,312
PREFERRED STOCKS—0.0%
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D(a),(b),*,@	219,610	—
(Cost $988,245)		—

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
RIGHTS—0.1%
BIOTECHNOLOGY—0.1%
Tolero CDR(b),*,@	590,059	$354,036
(Cost $315,502)		354,036
TOTAL RIGHTS
(Cost $315,502)		354,036
SPECIAL PURPOSE VEHICLE—0.7%
DIVERSIFIED FINANCIAL SERVICES—0.7%
Crosslink Ventures C, LLC, Cl. A(a),(b),*,@		1,090,512
Crosslink Ventures C, LLC, Cl. B(a),(b),*,@		431,661
		1,522,173
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,675,000)		1,522,173
WARRANTS—0.0%
APPLICATION SOFTWARE—0.0%
Constellation Software, Inc., 3/31/40(b),*	2,045	—
(Cost $0)		—
SHORT-TERM SECURITIES—1.5%
MONEY MARKET FUNDS—1.5%
Dreyfus Treasury Obligations Cash Management Fund,
Institutional Shares, 5.19%(c)	3,477,574	3,477,574
(Cost $3,477,574)		3,477,574
Total Investments
(Cost $185,651,236)	100.2%	$231,134,095
Affiliated Securities (Cost $2,663,245)		1,522,173
Unaffiliated Securities (Cost $182,987,991)		229,611,922
Liabilities in Excess of Other Assets	(0.2)%	(413,436)
NET ASSETS	100.0%	$230,720,659

CDR Contingent Deferred Rights

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.
(c)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

Security	Acquisition Date(s)	Acquisition Cost	Market Value	% of net assets as of 4/30/2024
Crosslink Ventures C, LLC, Cl. A	10/2/20	$1,200,000	$1,090,512	0.5%
Crosslink Ventures C, LLC, Cl. B	12/16/20	475,000	431,661	0.2%
Prosetta Biosciences, Inc., Series D	2/6/15	988,245	0	0.0%
Tolero CDR	2/6/17	315,502	354,036	0.1%
Total			$1,876,209	0.8%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—96.7%
AEROSPACE & DEFENSE—2.7%
HEICO Corp.	26,304	$5,455,449
Hexcel Corp.	33,966	2,180,957
		7,636,406
APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Capri Holdings, Ltd.*	49,285	1,748,632
APPAREL RETAIL—1.4%
Aritzia, Inc.*	57,158	1,479,760
Victoria’s Secret & Co.*	150,507	2,651,933
		4,131,693
APPLICATION SOFTWARE—22.6%
ACI Worldwide, Inc.*	125,405	4,276,310
AppFolio, Inc., Cl. A*	25,978	5,891,291
BILL Holdings, Inc.*	15,072	939,890
Blackbaud, Inc.*	49,230	3,836,002
BlackLine, Inc.*	44,227	2,567,377
DoubleVerify Holdings, Inc.*	29,823	873,814
Guidewire Software, Inc.*	35,989	3,973,186
HubSpot, Inc.*	6,620	4,004,239
InterDigital, Inc.	14,268	1,408,680
Manhattan Associates, Inc.*	59,310	12,221,419
MicroStrategy, Inc., Cl. A*	1,942	2,068,288
Q2 Holdings, Inc.*	106,247	5,460,033
Smartsheet, Inc., Cl. A*	53,945	2,040,739
Sprout Social, Inc., Cl. A*	39,229	1,979,103
SPS Commerce, Inc.*	34,248	5,954,700
Vertex, Inc., Cl. A*	253,872	7,395,291
		64,890,362
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Affiliated Managers Group, Inc.	7,214	1,126,105
BIOTECHNOLOGY—13.5%
Absci Corp.*	456,158	2,162,189
Akero Therapeutics, Inc.*	56,784	1,129,434
Altimmune, Inc.*	67,862	444,496
Arcus Biosciences, Inc.*	39,900	607,677
Autolus Therapeutics PLC ADR*	315,288	1,160,260
Cabaletta Bio, Inc.*	267,916	2,851,966
CareDx, Inc.*	97,997	760,457
Fusion Pharmaceuticals, Inc.*	87,642	1,878,168
Immunovant, Inc.*	74,862	2,054,213
Iovance Biotherapeutics, Inc.*	85,936	1,012,326
Keros Therapeutics, Inc.*	26,208	1,477,869
Larimar Therapeutics, Inc.*	398,960	2,748,834
MoonLake Immunotherapeutics*	65,039	2,660,746

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—96.7% (CONT.)
BIOTECHNOLOGY—13.5% (CONT.)
Morphic Holding, Inc.*	34,498	$940,760
Natera, Inc.*	15,382	1,428,680
Nuvalent, Inc., Cl. A*	44,499	3,065,091
ORIC Pharmaceuticals, Inc.*	83,393	736,360
Praxis Precision Medicines, Inc.*	15,873	870,952
Prothena Corp. PLC*	17,552	357,008
Scholar Rock Holding Corp.*	77,338	1,134,548
Twist Bioscience Corp.*	41,964	1,310,536
Vaxcyte, Inc.*	52,103	3,154,837
Viking Therapeutics, Inc.*	59,354	4,723,391
		38,670,798
BUILDING PRODUCTS—1.1%
CSW Industrials, Inc.	7,092	1,685,201
The AZEK Co., Inc.*	32,902	1,501,647
		3,186,848
CONSUMER STAPLES MERCHANDISE RETAIL—0.9%
BJ’s Wholesale Club Holdings, Inc.*	32,615	2,435,688
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
908 Devices, Inc.*	444,981	2,536,392
ELECTRONIC MANUFACTURING SERVICES—0.7%
Fabrinet*	10,701	1,852,022
FOOTWEAR—1.0%
On Holding AG, Cl. A*	94,007	2,984,722
HEALTHCARE DISTRIBUTORS—0.3%
PetIQ, Inc., Cl. A*	60,513	987,572
HEALTHCARE EQUIPMENT—3.1%
Glaukos Corp.*	12,151	1,166,496
Impulse Dynamics PLC, Series A(a),*,@	3,646,998	2,334,079
Impulse Dynamics PLC, Series F-1(a),*,@	390,695	391,753
Inmode, Ltd.*	61,333	1,054,314
Shockwave Medical, Inc.*	5,859	1,934,583
Tandem Diabetes Care, Inc.*	55,349	2,030,755
		8,911,980
HEALTHCARE SERVICES—0.6%
Guardant Health, Inc.*	102,679	1,848,222
HEALTHCARE SUPPLIES—0.9%
Neogen Corp.*	199,193	2,456,050
HEALTHCARE TECHNOLOGY—1.6%
Veeva Systems, Inc., Cl. A*	22,608	4,489,045
HOMEBUILDING—1.2%
Skyline Champion Corp.*	46,556	3,491,234

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—96.7% (CONT.)
HOMEFURNISHING RETAIL—0.7%
RH*	8,141	$2,011,234
HOTELS RESORTS & CRUISE LINES—0.7%
MakeMyTrip, Ltd.*	29,423	1,948,097
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—5.2%
Gates Industrial Corp. PLC*	385,805	6,797,884
RBC Bearings, Inc.*	20,339	4,973,902
The Middleby Corp.*	21,806	3,030,380
		14,802,166
INTERACTIVE HOME ENTERTAINMENT—1.5%
Take-Two Interactive Software, Inc.*	30,013	4,286,157
INTERACTIVE MEDIA & SERVICES—0.2%
Reddit, Inc., Cl. A*	10,583	470,309
LEISURE FACILITIES—0.8%
Planet Fitness, Inc., Cl. A*	39,248	2,348,600
LIFE SCIENCES TOOLS & SERVICES—6.4%
10X Genomics, Inc., Cl. A*	38,365	1,123,327
Bio-Techne Corp.	112,235	7,094,374
CryoPort, Inc.*	112,939	1,828,483
ICON PLC*	7,113	2,118,821
MaxCyte, Inc.*	188,744	685,141
Mesa Laboratories, Inc.	13,916	1,476,209
Quanterix Corp.*	21,926	353,447
Repligen Corp.*	22,850	3,751,970
		18,431,772
MANAGED HEALTHCARE—0.9%
HealthEquity, Inc.*	34,304	2,706,929
MOVIES & ENTERTAINMENT—1.5%
Live Nation Entertainment, Inc.*	48,129	4,279,149
OIL & GAS EQUIPMENT & SERVICES—1.1%
ChampionX Corp.	94,643	3,177,166
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Magnolia Oil & Gas Corp., Cl. A	130,260	3,265,618
PERSONAL CARE PRODUCTS—1.4%
e.l.f. Beauty, Inc.*	15,315	2,489,147
Oddity Tech, Ltd., Cl. A*	46,378	1,509,140
		3,998,287
PHARMACEUTICALS—1.3%
Alto Neuroscience, Inc.*	61,765	957,975
Pliant Therapeutics, Inc.*	52,723	623,186
Structure Therapeutics, Inc. ADR*	51,418	2,027,926
		3,609,087

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—96.7% (CONT.)
RESTAURANTS—11.7%
Cava Group, Inc.*	26,053	$1,874,253
Kura Sushi USA, Inc., Cl. A*	59,520	6,551,961
Shake Shack, Inc., Cl. A*	107,735	11,403,750
Wingstop, Inc.	35,709	13,740,466
		33,570,430
SEMICONDUCTORS—2.1%
Astera Labs, Inc.*	10,716	908,288
Rambus, Inc.*	29,416	1,612,585
Universal Display Corp.	21,944	3,466,713
		5,987,586
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—1.7%
Celsius Holdings, Inc.*	68,845	4,906,583
SPECIALIZED CONSUMER SERVICES—0.5%
European Wax Center, Inc., Cl. A*	108,774	1,279,182
SPECIALTY CHEMICALS—0.1%
Balchem Corp.	1,712	242,043
SYSTEMS SOFTWARE—1.5%
CyberArk Software Ltd.*	6,245	1,494,116
Rapid7, Inc.*	28,165	1,261,792
Rubrik, Inc., Cl. A*	5,175	165,704
Varonis Systems, Inc.*	32,940	1,441,125
		4,362,737
TRADING COMPANIES & DISTRIBUTORS—0.6%
Xometry, Inc., Cl. A*	101,608	1,815,735
TRANSACTION & PAYMENT PROCESSING SERVICES—2.2%
DLocal Ltd.*	168,920	2,400,353
Marqeta, Inc., Cl. A*	281,640	1,563,102
Shift4 Payments, Inc., Cl. A*	39,531	2,287,264
		6,250,719
TOTAL COMMON STOCKS
(Cost $234,501,127)		277,133,357
PREFERRED STOCKS—0.0%
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D(a),(b),*,@	50,688	—
(Cost $228,096)		—
RIGHTS—0.0%
BIOTECHNOLOGY—0.0%
Mirati Therapeutics, Inc. CVR(a),*,@	14,432	29,442

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
RIGHTS—0.0% (CONT.)
BIOTECHNOLOGY—0.0% (CONT.)
Tolero CDR(a),*,@	174,782	$104,869
		134,311
TOTAL RIGHTS
(Cost $94,483)		134,311
SPECIAL PURPOSE VEHICLE—0.7%
DIVERSIFIED FINANCIAL SERVICES—0.7%
Crosslink Ventures C, LLC, Cl. A(a),(b),*,@		1,635,768
Crosslink Ventures C, LLC, Cl. B(a),(b),*,@		431,661
		2,067,429
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $2,275,000)		2,067,429
SHORT-TERM SECURITIES—2.8%
MONEY MARKET FUNDS—2.8%
Dreyfus Treasury Obligations Cash Management Fund,
Institutional Shares, 5.19%(c)	7,929,034	7,929,034
(Cost $7,929,034)		7,929,034
Total Investments
(Cost $245,027,740)	100.2%	$287,264,131
Affiliated Securities (Cost $2,503,096)		2,067,429
Unaffiliated Securities (Cost $242,524,644)		285,196,702
Liabilities in Excess of Other Assets	(0.2)%	(527,924)
NET ASSETS	100.0%	$286,736,207

ADR American Depositary Receipts

CDR Contingent Deferred Rights

CVR Contingent Value Rights

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

Security	Acquisition Date(s)	Acquisition Cost	Market Value	% of net assets as of 4/30/2024
Crosslink Ventures C, LLC, Cl. A	10/2/20	$1,800,000	$1,635,768	0.6%
Crosslink Ventures C, LLC, Cl. B	12/16/20	475,000	431,661	0.1%
Impulse Dynamics PLC, Series A	2/11/22	3,646,998	2,334,079	0.8%
Impulse Dynamics PLC, Series F-1	2/5/24	390,695	391,753	0.1%
Mirati Therapeutics, Inc. CVR	1/24/24	—	29,442	0.0%
Prosetta Biosciences, Inc., Series D	2/16/15	228,096	0	0.0%
Tolero CDR	2/6/17	94,483	104,869	0.0%
Total			$4,927,572	1.6%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—98.8%
APPLICATION SOFTWARE—30.5%
Agilysys, Inc.*	588,081	$48,840,127
Altair Engineering, Inc., Cl. A*	417,830	33,614,423
AppFolio, Inc., Cl. A*	276,676	62,744,583
BlackLine, Inc.*	400,293	23,237,009
Clearwater Analytics Holdings, Inc., Cl. A*	2,462,680	38,861,090
DoubleVerify Holdings, Inc.*	319,370	9,357,541
Guidewire Software, Inc.*	446,785	49,325,064
Intapp, Inc.*	453,949	14,036,103
MicroStrategy, Inc., Cl. A*	18,390	19,585,902
PROS Holdings, Inc.*	2,207,719	72,302,797
Q2 Holdings, Inc.*	640,768	32,929,068
Vertex, Inc., Cl. A*	727,923	21,204,397
		426,038,104
AUTOMOTIVE PARTS & EQUIPMENT—2.1%
Modine Manufacturing Co.*	313,255	29,016,811
BIOTECHNOLOGY—14.3%
Absci Corp.(a),*	5,806,794	27,524,204
Ascendis Pharma AS ADR*	148,291	20,529,406
Cabaletta Bio, Inc.*	1,669,064	17,767,186
Immunovant, Inc.*	446,236	12,244,716
MoonLake Immunotherapeutics*	483,565	19,782,644
Natera, Inc.*	925,531	85,963,319
Nuvalent, Inc., Cl. A*	242,931	16,733,087
		200,544,562
BUILDING PRODUCTS—3.4%
AAON, Inc.	134,279	12,634,311
Trex Co., Inc.*	387,496	34,312,771
		46,947,082
CONSTRUCTION & ENGINEERING—1.3%
MYR Group, Inc.*	111,458	18,529,893
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—1.7%
Federal Signal Corp.	297,006	24,146,588
ELECTRONIC MANUFACTURING SERVICES—0.5%
Fabrinet*	44,776	7,749,382
HEALTHCARE EQUIPMENT—8.6%
Alphatec Holdings, Inc.*	2,352,521	29,688,815
AtriCure, Inc.*	455,677	10,990,929
Glaukos Corp.*	245,061	23,525,856
Impulse Dynamics PLC, Series F-1(a),(b),*,@	28,027,798	28,027,798
Inari Medical, Inc.*	417,357	15,584,110
Tandem Diabetes Care, Inc.*	322,753	11,841,808
		119,659,316

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—98.8% (CONT.)
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—6.2%
Gates Industrial Corp. PLC*	756,752	$13,333,970
RBC Bearings, Inc.*	298,752	73,059,802
		86,393,772
LIFE SCIENCES TOOLS & SERVICES—11.3%
10X Genomics, Inc., Cl. A*	322,127	9,431,879
BioLife Solutions, Inc.*	1,335,592	23,426,284
Bio-Techne Corp.	466,878	29,511,358
CryoPort, Inc.*	1,588,453	25,717,054
Repligen Corp.*	291,462	47,858,060
Stevanato Group SpA	760,707	21,330,224
		157,274,859
PERSONAL CARE PRODUCTS—1.2%
e.l.f. Beauty, Inc.*	99,675	16,200,178
PHARMACEUTICALS—0.8%
Structure Therapeutics, Inc. ADR*	285,311	11,252,666
RESTAURANTS—7.3%
Kura Sushi USA, Inc., Cl. A*	293,176	32,272,814
Wingstop, Inc.	182,067	70,057,561
		102,330,375
SEMICONDUCTORS—3.8%
Impinj, Inc.*	132,647	21,141,279
indie Semiconductor, Inc., Cl. A*	2,544,124	14,297,977
Rambus, Inc.*	319,518	17,515,977
		52,955,233
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—1.3%
Celsius Holdings, Inc.*	249,888	17,809,518
SYSTEMS SOFTWARE—2.6%
Rapid7, Inc.*	397,809	17,821,843
Tenable Holdings, Inc.*	428,568	19,272,703
		37,094,546
TRADING COMPANIES & DISTRIBUTORS—1.9%
Xometry, Inc., Cl. A*	1,501,675	26,834,932
TOTAL COMMON STOCKS
(Cost $1,108,335,016)		1,380,777,817
RIGHTS—0.0%
BIOTECHNOLOGY—0.0%
Tolero CDR(b),*,@	11,905	7,143
(Cost $6,435)		7,143

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
SHORT-TERM SECURITIES—1.2%
MONEY MARKET FUNDS—1.2%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(c)	15,795,470	$15,795,470
(Cost $15,795,470)		15,795,470
Total Investments
(Cost $1,124,136,921)	100.0%	$1,396,580,430
Affiliated Securities (Cost $55,775,735)		55,552,002
Unaffiliated Securities (Cost $1,068,361,186)		1,341,028,428
Other Assets in Excess of Liabilities	0.0%	645,108
NET ASSETS	100.0%	$1,397,225,538

ADR American Depositary Receipts

CDR Contingent Deferred Rights

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.
(c)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

				% of net assets
	Acquisition	Acquisition	Market	as of
Security	Date(s)	Cost	Value	4/30/2024
Impulse Dynamics PLC, Series F-1	11/28/23-2/5/24	$27,952,123	$28,027,798	2.0%
Tolero CDR	2/6/17	6,435	7,143	0.0%
Total			$28,034,941	2.0%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.2%
AEROSPACE & DEFENSE—3.9%
AAR Corp.*	136,432	$9,432,908
Cadre Holdings, Inc.	91,246	3,043,054
Kratos Defense & Security Solutions, Inc.*	329,841	5,877,767
Loar Holdings, Inc.*	24,452	1,279,329
		19,633,058
APPLICATION SOFTWARE—14.5%
Agilysys, Inc.*	48,307	4,011,896
nCino, Inc.*	223,824	6,526,708
PROS Holdings, Inc.*	58,769	1,924,685
Sprout Social, Inc., Cl. A*	180,612	9,111,875
SPS Commerce, Inc.*	133,242	23,166,787
Vertex, Inc., Cl. A*	957,306	27,886,324
		72,628,275
ASSET MANAGEMENT & CUSTODY BANKS—8.4%
Hamilton Lane, Inc., Cl. A	157,520	17,598,134
StepStone Group, Inc., Cl. A	681,821	24,593,284
		42,191,418
BIOTECHNOLOGY—9.2%
ACADIA Pharmaceuticals, Inc.*	785,197	13,120,642
Natera, Inc.*	279,587	25,968,041
Ultragenyx Pharmaceutical, Inc.*	165,699	7,048,835
		46,137,518
BROADLINE RETAIL—4.6%
Ollie’s Bargain Outlet Holdings, Inc.*	260,943	19,085,371
Savers Value Village, Inc.*	247,293	4,085,280
		23,170,651
CARGO GROUND TRANSPORTATION—1.3%
RXO, Inc.*	351,704	6,650,723
CONSUMER FINANCE—0.6%
Upstart Holdings, Inc.*	143,762	3,181,453
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.2%
Novanta, Inc.*	38,854	6,080,651
ENVIRONMENTAL & FACILITIES SERVICES—8.9%
Casella Waste Systems, Inc., Cl. A*	307,444	27,792,937
CECO Environmental Corp.*	102,853	2,223,682
Montrose Environmental Group, Inc.*	329,983	14,327,862
		44,344,481
HEALTHCARE EQUIPMENT—13.7%
Glaukos Corp.*	273,214	26,228,544
Impulse Dynamics PLC, Series A(a),*,@	2,986,209	1,911,174
Inmode, Ltd.*	140,319	2,412,084

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—97.2% (CONT.)
HEALTHCARE EQUIPMENT—13.7% (CONT.)
Inogen, Inc.*	222,823	$1,515,196
Inspire Medical Systems, Inc.*	44,673	10,795,677
iRhythm Technologies, Inc.*	66,077	7,240,718
Nevro Corp.*	572,610	6,058,214
Tandem Diabetes Care, Inc.*	333,041	12,219,274
		68,380,881
HEALTHCARE FACILITIES—1.2%
US Physical Therapy, Inc.	56,822	5,768,001
HEALTHCARE SERVICES—1.7%
NeoGenomics, Inc.*	605,737	8,431,859
HEALTHCARE SUPPLIES—0.2%
Neogen Corp.*	95,629	1,179,106
HEALTHCARE TECHNOLOGY—0.9%
Definitive Healthcare Corp.*	614,162	4,262,284
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
First Advantage Corp.	75,190	1,225,597
LEISURE FACILITIES—1.0%
Planet Fitness, Inc., Cl. A*	81,631	4,884,799
LEISURE PRODUCTS—0.2%
Latham Group, Inc.*	284,561	796,771
MANAGED HEALTHCARE—3.9%
Progyny, Inc.*	612,013	19,621,137
OIL & GAS EQUIPMENT & SERVICES—0.7%
Core Laboratories, Inc.	219,834	3,473,377
PERSONAL CARE PRODUCTS—0.4%
Oddity Tech, Ltd., Cl. A*	67,926	2,210,312
PROPERTY & CASUALTY INSURANCE—0.9%
Palomar Holdings, Inc.*	59,899	4,712,254
REAL ESTATE SERVICES—5.2%
FirstService Corp.	177,327	26,067,069
RESTAURANTS—1.2%
Wingstop, Inc.	16,102	6,195,889
SEMICONDUCTORS—3.2%
Impinj, Inc.*	53,542	8,533,524
Semtech Corp.*	99,067	3,726,900
SiTime Corp.*	40,481	3,607,667
		15,868,091
TRADING COMPANIES & DISTRIBUTORS—8.6%
SiteOne Landscape Supply, Inc.*	144,603	22,686,765
Transcat, Inc.*	178,350	19,149,439

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—97.2% (CONT.)
TRADING COMPANIES & DISTRIBUTORS—8.6% (CONT.)
Xometry, Inc., Cl. A*	73,924	$1,321,022
		43,157,226
TRANSACTION & PAYMENT PROCESSING SERVICES—1.3%
Flywire Corp.*	324,121	6,644,480
TOTAL COMMON STOCKS
(Cost $401,690,960)		486,897,361
PREFERRED STOCKS—0.0%
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D(a),(b),*,@	231,474	—
(Cost $1,041,633)		—
SHORT-TERM SECURITIES—2.6%
MONEY MARKET FUNDS—2.6%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(c)	12,987,635	12,987,635
(Cost $12,987,635)		12,987,635
Total Investments
(Cost $415,720,228)	99.8%	$499,884,996
Affiliated Securities (Cost $1,041,633)		0
Unaffiliated Securities (Cost $414,678,595)		499,884,996
Other Assets in Excess of Liabilities	0.2%	876,616
NET ASSETS	100.0%	$500,761,612

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

				% of net assets
	Acquisition	Acquisition	Market	as of
Security	Date(s)	Cost	Value	4/30/2024
Impulse Dynamics PLC, Series A	2/11/22	$2,986,210	$1,911,174	0.4%
Prosetta Biosciences, Inc., Series D	2/6/15	1,041,633	0	0.0%
Total			$1,911,174	0.4%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—98.6%
BRAZIL—4.6%
BROADLINE RETAIL—2.1%
MercadoLibre, Inc.*	2,059	$3,003,463
DIVERSIFIED BANKS—2.5%
NU Holdings, Ltd., Cl. A*	328,404	3,566,468
TOTAL BRAZIL
(Cost $4,005,492)		6,569,931
CANADA—9.7%
APPLICATION SOFTWARE—2.2%
Constellation Software, Inc.	1,253	3,225,934
GENERAL MERCHANDISE STORES—2.9%
Dollarama, Inc.	49,389	4,120,025
RAIL TRANSPORTATION—2.4%
Canadian Pacific Kansas City, Ltd.	43,123	3,383,056
SPECIALIZED FINANCE—2.2%
Element Fleet Management Corp.	202,380	3,229,789
TOTAL CANADA
(Cost $14,097,886)		13,958,804
CHINA—5.0%
DISTILLERS & VINTNERS—1.9%
Kweichow Moutai Co., Ltd., Cl. A	11,699	2,742,869
HOTELS RESORTS & CRUISE LINES—3.1%
Trip.com Group, Ltd. ADR*	90,874	4,385,579
TOTAL CHINA
(Cost $6,067,822)		7,128,448
DENMARK—3.9%
PHARMACEUTICALS—3.9%
Novo Nordisk A/S, Cl. B	43,355	5,559,945
(Cost $3,144,779)
FRANCE—12.4%
APPAREL ACCESSORIES & LUXURY GOODS—2.1%
LVMH Moet Hennessy Louis Vuitton SE	3,730	3,063,957
HEALTHCARE SUPPLIES—2.3%
EssilorLuxottica SA	15,351	3,273,319
INDUSTRIAL GASES—1.9%
Air Liquide SA	14,312	2,799,121
OIL & GAS STORAGE & TRANSPORTATION—2.5%
Gaztransport Et Technigaz SA	26,007	3,624,863
PERSONAL CARE PRODUCTS—1.8%
L’Oreal SA	5,530	2,592,758

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—98.6% (CONT.)
FRANCE—12.4% (CONT.)
TRANSACTION & PAYMENT PROCESSING SERVICES—1.8%
Edenred SE	53,544	$2,540,763
TOTAL FRANCE
(Cost $15,738,576)		17,894,781
GERMANY—2.9%
MOVIES & ENTERTAINMENT—2.9%
CTS Eventim AG & Co. KGaA	46,453	4,107,781
(Cost $3,286,378)
HUNGARY—1.9%
PHARMACEUTICALS—1.9%
Richter Gedeon Nyrt	109,424	2,786,485
(Cost $3,023,679)
INDIA—7.5%
AEROSPACE & DEFENSE—2.2%
Bharat Electronics, Ltd.	1,129,676	3,158,996
DIVERSIFIED BANKS—3.3%
ICICI Bank, Ltd. ADR	174,404	4,801,342
HOTELS RESORTS & CRUISE LINES—2.0%
MakeMyTrip, Ltd.*	42,907	2,840,873
TOTAL INDIA
(Cost $8,328,145)		10,801,211
INDONESIA—2.6%
DIVERSIFIED BANKS—2.6%
PT Bank Central Asia Tbk	6,216,277	3,737,752
(Cost $3,865,807)
ITALY—2.4%
AUTOMOBILE MANUFACTURERS—2.4%
Ferrari NV	8,173	3,397,516
(Cost $930,618)
JAPAN—17.4%
BROADLINE RETAIL—2.5%
Pan Pacific International Holdings Corp.	152,722	3,586,833
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.3%
Recruit Holdings Co., Ltd.	75,473	3,250,423
INDUSTRIAL CONGLOMERATES—2.4%
Hitachi, Ltd.	37,703	3,478,505
INDUSTRIAL GASES—3.0%
Nippon Sanso Holdings Corp.	143,621	4,265,890
INTERACTIVE HOME ENTERTAINMENT—2.5%
Nintendo Co., Ltd.	74,022	3,609,979

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—98.6% (CONT.)
JAPAN—17.4% (CONT.)
PACKAGED FOODS & MEATS—2.6%
Toyo Suisan Kaisha, Ltd.	60,828	$3,803,837
SEMICONDUCTOR MATERIALS & EQUIPMENT—2.1%
Lasertec Corp.	14,338	3,092,785
TOTAL JAPAN
(Cost $22,364,890)		25,088,252
MEXICO—1.8%
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—1.8%
Arca Continental SAB de CV	271,929	2,645,517
(Cost $3,179,846)
NETHERLANDS—3.0%
SEMICONDUCTOR MATERIALS & EQUIPMENT—3.0%
ASML Holding NV	4,892	4,260,993
(Cost $848,356)
SAUDI ARABIA—1.7%
IT CONSULTING & OTHER SERVICES—1.7%
Elm Co.	10,292	2,505,220
(Cost $1,211,522)
SOUTH KOREA—2.5%
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.5%
Samsung Electronics Co., Ltd.	65,455	3,638,423
(Cost $3,902,749)
SWITZERLAND—2.2%
ASSET MANAGEMENT & CUSTODY BANKS—2.2%
Partners Group Holding AG	2,492	3,206,123
(Cost $1,936,211)
TAIWAN—4.8%
SEMICONDUCTORS—4.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	50,062	6,875,515
(Cost $5,617,177)
UNITED KINGDOM—10.7%
ASSET MANAGEMENT & CUSTODY BANKS—1.6%
3i Group PLC	64,553	2,306,314
INTEGRATED OIL & GAS—1.8%
Shell PLC	72,591	2,580,510
PHARMACEUTICALS—3.5%
AstraZeneca PLC	32,972	4,986,980
RESEARCH & CONSULTING SERVICES—1.7%
RELX PLC	61,061	2,508,806

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—98.6% (CONT.)
UNITED KINGDOM—10.7% (CONT.)
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—2.1%
Coca-Cola HBC AG*	92,653	$2,990,721
TOTAL UNITED KINGDOM
(Cost $14,728,155)		15,373,331
UNITED STATES—1.6%
OIL & GAS EQUIPMENT & SERVICES—1.6%
Schlumberger NV	50,014	2,374,665
(Cost $1,564,745)
TOTAL COMMON STOCKS
(Cost $117,842,833)		141,910,693

MONEY MARKET FUNDS—0.5%
UNITED STATES—0.5%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(a)	770,385	770,385
(Cost $770,385)
Total Investments
(Cost $118,613,218)	99.1%	$142,681,078
Unaffiliated Securities (Cost $118,613,218)		142,681,078
Other Assets in Excess of Liabilities	0.9%	1,298,664
NET ASSETS	100.0%	$143,979,742

ADR American Depositary Receipts

(a)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—98.7%
BIOTECHNOLOGY—22.8%
AbbVie, Inc.	13,261	$2,156,769
Aerovate Therapeutics, Inc.*	24,917	498,589
Amgen, Inc.	16,293	4,463,304
Ascendis Pharma AS ADR*	10,368	1,435,346
Biohaven, Ltd.*	18,079	701,465
Blueprint Medicines Corp.*	12,272	1,120,924
Cabaletta Bio, Inc.*	55,931	595,386
Forte Biosciences, Inc.*	1,192,842	871,968
HilleVax, Inc.*	79,815	1,053,558
Larimar Therapeutics, Inc.*	75,747	521,897
Natera, Inc.*	2,499	232,107
Nuvalent, Inc., Cl. A*	16,134	1,111,310
Regeneron Pharmaceuticals, Inc.*	3,686	3,282,973
Sarepta Therapeutics, Inc.*	9,164	1,160,712
Vaxcyte, Inc.*	14,894	901,832
Vertex Pharmaceuticals, Inc.*	5,652	2,220,162
Viking Therapeutics, Inc.*	30,190	2,402,520
		24,730,822
HEALTHCARE DISTRIBUTORS—8.3%
Cardinal Health, Inc.	32,526	3,351,479
McKesson Corp.	10,515	5,648,763
		9,000,242
HEALTHCARE EQUIPMENT—20.9%
Boston Scientific Corp.*	79,554	5,717,546
Dexcom, Inc.*	8,827	1,124,471
Edwards Lifesciences Corp.*	5,016	424,705
Impulse Dynamics PLC, Series A(a),*,@	5,000,001	3,200,001
Impulse Dynamics PLC, Series F-1(a),*,@	2,557,038	2,557,038
Intuitive Surgical, Inc.*	10,048	3,723,990
Stryker Corp.	9,655	3,248,907
Tandem Diabetes Care, Inc.*	74,684	2,740,156
		22,736,814
HEALTHCARE FACILITIES—3.2%
Encompass Health Corp.	26,470	2,207,068
Tenet Healthcare Corp.*	11,275	1,266,070
		3,473,138
HEALTHCARE SERVICES—3.1%
Cigna Group/The	9,395	3,354,391
HEALTHCARE SUPPLIES—1.3%
ConvaTec Group PLC(a),(b),@	473,383	1,472,843
LIFE & HEALTH INSURANCE—3.3%
Oscar Health, Inc., Cl. A*	207,101	3,597,345

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—98.7% (CONT.)
LIFE SCIENCES TOOLS & SERVICES—8.6%
Bruker Corp.	17,402	$1,357,530
Codexis, Inc.*	306,492	891,892
Danaher Corp.	6,154	1,517,699
ICON PLC*	9,544	2,842,967
Lonza Group AG	1,912	1,055,412
West Pharmaceutical Services, Inc.	4,788	1,711,614
		9,377,114
MANAGED HEALTHCARE—6.4%
Elevance Health, Inc.	10,065	5,320,158
UnitedHealth Group, Inc.	3,282	1,587,503
		6,907,661
PHARMACEUTICALS—20.8%
AstraZeneca PLC ADR	57,678	4,376,607
Eli Lilly & Co.	7,452	5,820,757
Intra-Cellular Therapies, Inc.*	12,534	900,066
Merck & Co., Inc.	33,046	4,270,204
Novo Nordisk A/S ADR	43,254	5,549,921
Sandoz Group Ltd.*	48,201	1,638,204
		22,555,759
TOTAL COMMON STOCKS
(Cost $93,948,521)		107,206,129
PREFERRED STOCKS—0.0%
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D(a),(c),*,@	897,366	—
(Cost $4,038,147)		—
RIGHTS—1.1%
BIOTECHNOLOGY—1.1%
Tolero CDR(a),*,@	1,956,996	1,174,198
(Cost $1,044,373)		1,174,198

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
SHORT-TERM SECURITIES—1.5%
MONEY MARKET FUNDS—1.5%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(d)	1,646,198	$1,646,198
(Cost $1,646,198)		1,646,198
Total Investments
(Cost $100,677,239)	101.3%	$110,026,525
Affiliated Securities (Cost $4,038,147)		0
Unaffiliated Securities (Cost $96,639,092)		110,026,525
Liabilities in Excess of Other Assets	(1.3)%	(1,388,519)
NET ASSETS	100.0%	$108,638,006

ADR American Depositary Receipts

CDR Contingent Deferred Rights

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.
(b)	Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities represent 1.3% of the net assets of the Fund.
(c)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(d)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

				% of net assets
	Acquisition	Acquisition	Market	as of
Security	Date(s)	Cost	Value	4/30/2024
ConvaTec Group PLC	12/11/23-1/8/24	$1,404,637	$1,472,843	1.3%
Impulse Dynamics PLC, Series A	2/11/22-6/2/23	5,000,002	3,200,001	2.9%
Impulse Dynamics PLC, Series F-1	11/28/23-2/5/24	2,550,135	2,557,038	2.4%
Prosetta Biosciences, Inc., Series D	2/6/15	4,038,147	0	0.0%
Tolero CDR	2/6/17	1,044,373	1,174,198	1.1%
Total			$8,404,080	7.7%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER AI ENABLERS & ADOPTERS FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—92.7%
ADVERTISING—1.3%
The Trade Desk, Inc., Cl. A*	484	$40,099
APPLICATION SOFTWARE—5.7%
Adobe, Inc.*	72	33,324
AppLovin Corp., Cl. A*	1,359	95,905
Cadence Design Systems, Inc.*	97	26,736
Salesforce, Inc.	94	25,280
		181,245
AUTOMOBILE MANUFACTURERS—0.5%
Tesla, Inc.*	85	15,579
AUTOMOTIVE PARTS & EQUIPMENT—0.2%
Mobileye Global, Inc., Cl. A*	245	6,750
BIOTECHNOLOGY—1.0%
Natera, Inc.*	325	30,186
BROADLINE RETAIL—10.4%
Amazon.com, Inc.*	1,790	313,250
MercadoLibre, Inc.*	11	16,046
		329,296
CASINOS & GAMING—0.9%
DraftKings, Inc., Cl. A*	680	28,261
CONSTRUCTION & ENGINEERING—0.5%
Quanta Services, Inc.	60	15,514
CONSUMER STAPLES MERCHANDISE RETAIL—1.4%
Walmart, Inc.	757	44,928
DIVERSIFIED BANKS—0.7%
Citigroup, Inc.	167	10,242
JPMorgan Chase & Co.	67	12,847
		23,089
ELECTRIC UTILITIES—3.9%
Constellation Energy Corp.	205	38,118
NextEra Energy, Inc.	380	25,449
NRG Energy, Inc.	841	61,115
		124,682
ELECTRICAL COMPONENTS & EQUIPMENT—1.4%
Vertiv Holdings Co., Cl. A	479	44,547
FINANCIAL EXCHANGES & DATA—2.6%
S&P Global, Inc.	200	83,166
HEALTHCARE EQUIPMENT—1.9%
Edwards Lifesciences Corp.*	88	7,451
GE HealthCare Technologies, Inc.	176	13,418

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER AI ENABLERS & ADOPTERS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—92.7% (CONT.)
HEALTHCARE EQUIPMENT—1.9% (CONT.)
Intuitive Surgical, Inc.*	104	$38,545
		59,414
INTERACTIVE MEDIA & SERVICES—13.0%
Alphabet, Inc., Cl. C*	871	143,401
Meta Platforms, Inc., Cl. A	550	236,593
Pinterest, Inc., Cl. A*	970	32,447
		412,441
INTERNET SERVICES & INFRASTRUCTURE—1.2%
MongoDB, Inc.*	43	15,703
Snowflake, Inc., Cl. A*	135	20,952
		36,655
IT CONSULTING & OTHER SERVICES—0.6%
International Business Machines Corp.	111	18,448
MOVIES & ENTERTAINMENT—3.0%
Netflix, Inc.*	136	74,887
Spotify Technology SA*	66	18,509
		93,396
PASSENGER GROUND TRANSPORTATION—0.6%
Uber Technologies, Inc.*	281	18,622
SEMICONDUCTOR MATERIALS & EQUIPMENT—1.8%
Applied Materials, Inc.	88	17,481
ASML Holding NV ADR	45	39,261
		56,742
SEMICONDUCTORS—20.5%
Advanced Micro Devices, Inc.*	193	30,567
Broadcom, Inc.	97	126,126
Marvell Technology, Inc.	571	37,635
Micron Technology, Inc.	551	62,241
NVIDIA Corp.	386	333,512
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	434	59,605
		649,686
SYSTEMS SOFTWARE—14.8%
Microsoft Corp.	1,157	450,455
ServiceNow, Inc.*	26	18,026
		468,481
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.8%
Apple, Inc.	751	127,918

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER AI ENABLERS & ADOPTERS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—92.7% (CONT.)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.8% (CONT.)
Dell Technologies, Inc., Cl. C	187	$23,307
		151,225
TOTAL COMMON STOCKS
(Cost $3,046,012)		2,932,452
REAL ESTATE INVESTMENT TRUST—0.7%
DATA CENTER—0.7%
Equinix, Inc.	30	21,333
(Cost $23,482)		21,333
SHORT-TERM SECURITIES—1.4%
MONEY MARKET FUNDS—1.4%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(a)	45,610	45,610
(Cost $45,610)		45,610
Total Investments
(Cost $3,115,104)	94.8%	$2,999,395
Unaffiliated Securities (Cost $3,115,104)		2,999,395
Other Assets in Excess of Liabilities	5.2%	163,960
NET ASSETS	100.0%	$3,163,355

ADR American Depositary Receipts

(a)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited)

	Alger Capital		Alger Concentrated
	Appreciation Fund		Equity Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$1,711,902,319		$3,621,297
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	2,521,809		—
Cash and cash equivalents	25,148		18
Receivable for investment securities sold	11,264,108		5,580
Receivable for shares of beneficial interest sold	669,343		100,000
Dividends and interest receivable	369,920		2,396
Receivable from Investment Manager	54,858		7,256
Prepaid expenses	276,722		—
Total Assets	1,727,084,227		3,736,547

LIABILITIES:
Payable for interfund loans	13,230,264		—
Payable for investment securities purchased	4,410,358		104,472
Payable for shares of beneficial interest redeemed	2,117,564		—
Accrued investment advisory fees	1,308,405		1,025
Accrued distribution fees	267,294		106
Accrued shareholder administrative fees	21,839		24
Accrued administrative fees	44,421		63
Accrued transfer agent fees	538,541		1,910
Accrued fund accounting fees	290,528		1,363
Accrued printing fees	120,106		712
Accrued professional fees	48,078		2,849
Accrued custodian fees	45,749		278
Accrued trustee fees	32,894		142
Accrued other expenses	28,459		142
Total Liabilities	22,504,500		113,086
NET ASSETS	$1,704,579,727		$3,623,461

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	598,166,528		3,745,000
Distributable earnings (Distributions in excess of earnings)	1,106,413,199		(121,539)
NET ASSETS	$1,704,579,727		$3,623,461
* Identified cost	$747,881,105	(a)	$3,738,183	(b)
** Identified cost	$2,775,000	(a)	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Capital	Alger Concentrated
	Appreciation Fund	Equity Fund

NET ASSETS BY CLASS:
Class A	$857,323,242	$96,393
Class C	$68,833,662	$96,342
Class I	$—	$96,393
Class Y	$—	$96,410
Class Z	$778,422,823	$3,237,923

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	30,412,685	10,000
Class C	4,407,028	10,000
Class I	—	10,000
Class Y	—	10,000
Class Z	25,515,698	335,859

NET ASSET VALUE PER SHARE:
Class A	$28.19	$9.64
Class A - Offering Price Per Share (includes a 5.25% sales charge)	$29.75	$10.17
Class C	$15.62	$9.63
Class I	$—	$9.64
Class Y	$—	$9.64
Class Z	$30.51	$9.64

(a)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $767,980,313, amounted to $946,443,815, which consisted of aggregate gross unrealized appreciation of $954,059,925, and aggregate gross unrealized depreciation of $7,616,110.
(b)	At April 30, 2024, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $3,738,183, amounted to $(116,886), which consisted of aggregate gross unrealized appreciation of $27,966, and aggregate gross unrealized depreciation of $144,852.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Growth &
	Income Fund		Alger 35 Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$485,307,279		$33,625,667
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—		—
Receivable for interfund loans	21,319,647		—
Receivable for investment securities sold	—		236,161
Receivable for shares of beneficial interest sold	1,750,888		—
Dividends and interest receivable	537,783		833
Receivable from Investment Manager	—		7,106
Prepaid expenses	98,192		17,460
Total Assets	509,013,789		33,887,227

LIABILITIES:
Payable for interfund loans	—		167,029
Payable for investment securities purchased	—		33,082
Payable for shares of beneficial interest redeemed	373,578		100,000
Bank overdraft	7,303		97
Accrued investment advisory fees	228,416		14,208
Accrued distribution fees	63,391		—
Accrued shareholder administrative fees	5,687		316
Accrued administrative fees	12,563		868
Accrued transfer agent fees	39,287		131
Accrued fund accounting fees	72,663		28,289
Accrued printing fees	11,160		134
Accrued professional fees	29,480		30,529
Accrued custodian fees	10,468		1,904
Accrued trustee fees	5,914		746
Accrued other expenses	8,875		1,829
Total Liabilities	868,785		379,162
NET ASSETS	$508,145,004		$33,508,065

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	351,425,677		30,809,240
Distributable earnings (Distributions in excess of earnings)	156,719,327		2,698,825
NET ASSETS	$508,145,004		$33,508,065
* Identified cost	$328,981,305	(c)	$27,324,441	(d)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Growth &
	Income Fund	Alger 35 Fund

NET ASSETS BY CLASS:
Class A	$159,169,674	$—
Class C	$29,877,429	$—
Class Z	$319,097,901	$33,508,065

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	2,363,217	—
Class C	451,555	—
Class Z	4,730,694	2,567,183

NET ASSET VALUE PER SHARE:
Class A	$67.35	$—
Class A - Offering Price Per Share (includes a 5.25% sales charge)	$71.08	$—
Class C	$66.17	$—
Class Z	$67.45	$13.05

(c)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $328,998,728, amounted to $156,308,551, which consisted of aggregate gross unrealized appreciation of $160,643,043, and aggregate gross unrealized depreciation of $4,334,492.
(d)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $27,652,852, amounted to $5,972,815, which consisted of aggregate gross unrealized appreciation of $6,655,098, and aggregate gross unrealized depreciation of $682,283.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Mid Cap Focus		Alger Mid Cap
	Fund		Growth Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$270,370,834		$229,611,922
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—		1,522,173
Receivable for investment securities sold	1,598,848		—
Receivable for shares of beneficial interest sold	123,920		104,842
Dividends and interest receivable	15,138		47,195
Receivable from Investment Manager	132		6,289
Prepaid expenses	97,590		129,382
Total Assets	272,206,462		231,421,803

LIABILITIES:
Payable for investment securities purchased	276,544		243,072
Payable for shares of beneficial interest redeemed	308,264		35,928
Bank overdraft	23		1,084
Accrued investment advisory fees	170,212		161,917
Accrued distribution fees	7,010		51,469
Accrued shareholder administrative fees	2,550		3,189
Accrued administrative fees	6,882		5,859
Accrued transfer agent fees	42,232		65,311
Accrued fund accounting fees	70,251		50,966
Accrued printing fees	66,428		19,178
Accrued professional fees	31,071		37,327
Accrued custodian fees	10,663		16,346
Accrued trustee fees	8,156		3,906
Accrued other expenses	7,912		5,592
Total Liabilities	1,008,198		701,144
NET ASSETS	$271,198,264		$230,720,659

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	369,778,947		245,994,150
Distributable earnings (Distributions in excess of earnings)	(98,580,683)		(15,273,491)
NET ASSETS	$271,198,264		$230,720,659
* Identified cost	$208,563,267	(e)	$182,987,991	(f)
** Identified cost	$—		$2,663,245	(f)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Mid Cap Focus	Alger Mid Cap
	Fund	Growth Fund

NET ASSETS BY CLASS:
Class A	$4,811,994	$160,119,827
Class B	$—	$11,555,181
Class C	$3,107,046	$3,915,617
Class I	$14,471,233	$—
Class Y	$259,681	$—
Class Z	$248,548,310	$55,130,034

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	319,339	11,829,837
Class B	—	1,363,712
Class C	210,788	500,311
Class I	960,378	—
Class Y	16,958	—
Class Z	16,248,768	3,930,282

NET ASSET VALUE PER SHARE:
Class A	$15.07	$13.54
Class A - Offering Price Per Share (includes a 5.25% sales charge)	$15.91	$14.29
Class B	$—	$8.47
Class C	$14.74	$7.83
Class I	$15.07	$—
Class Y	$15.31	$—
Class Z	$15.30	$14.03

(e)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $209,529,250, amounted to $60,841,584, which consisted of aggregate gross unrealized appreciation of $61,974,728, and aggregate gross unrealized depreciation of $1,133,144.
(f)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $187,854,117, amounted to $43,279,978, which consisted of aggregate gross unrealized appreciation of $47,769,434, and aggregate gross unrealized depreciation of $4,489,456.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Small Cap		Alger Small Cap
	Growth Fund		Focus Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$285,196,702		$1,341,028,428
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	2,067,429		55,552,002
Cash and cash equivalents	28		7,125
Receivable for investment securities sold	—		13,509,934
Receivable for shares of beneficial interest sold	155,042		469,309
Dividends and interest receivable	26,951		11,619
Receivable from Investment Manager	—		7,431
Prepaid expenses	123,944		288,838
Total Assets	287,570,096		1,410,874,686

LIABILITIES:
Payable for investment securities purchased	—		8,880,602
Payable for shares of beneficial interest redeemed	312,299		2,081,875
Accrued investment advisory fees	219,550		1,010,288
Accrued distribution fees	43,294		102,527
Accrued shareholder administrative fees	3,533		14,679
Accrued administrative fees	7,400		37,044
Accrued transfer agent fees	88,562		774,304
Accrued fund accounting fees	52,063		204,192
Accrued printing fees	20,125		314,274
Accrued professional fees	37,766		37,036
Accrued custodian fees	30,049		61,363
Accrued trustee fees	6,561		52,496
Accrued other expenses	12,687		78,468
Total Liabilities	833,889		13,649,148
NET ASSETS	$286,736,207		$1,397,225,538

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	338,247,674		1,924,426,397
Distributable earnings (Distributions in excess of earnings)	(51,511,467)		(528,009,587)
NET ASSETS	$286,736,207		$1,396,416,810
* Identified cost	$242,524,644	(g)	$1,068,361,186	(h)
** Identified cost	$2,503,096	(g)	$55,775,735	(h)

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Small Cap	Alger Small Cap
	Growth Fund	Focus Fund

NET ASSETS BY CLASS:
Class A	$120,462,595	$134,887,563
Class B	$1,886,335	$—
Class C	$15,454,948	$61,068,333
Class I	$—	$52,439,332
Class Y	$2,897,237	$81,359,781
Class Z	$146,035,092	$1,067,470,529

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	12,832,761	7,896,120
Class B	299,103	—
Class C	2,672,125	4,130,197
Class I	—	2,966,454
Class Y	292,373	4,458,261
Class Z	14,764,422	58,534,751

NET ASSET VALUE PER SHARE:
Class A	$9.39	$17.08
Class A - Offering Price Per Share (includes a 5.25% sales charge)	$9.91	$18.03
Class B	$6.31	$—
Class C	$5.78	$14.79
Class I	$—	$17.68
Class Y	$9.91	$18.25
Class Z	$9.89	$18.24

(g)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $245,710,606, amounted to $41,553,525, which consisted of aggregate gross unrealized appreciation of $80,586,129, and aggregate gross unrealized depreciation of $39,032,604.
(h)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,178,446,478, amounted to $218,133,952, which consisted of aggregate gross unrealized appreciation of $301,739,081, and aggregate gross unrealized depreciation of $83,605,129.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Weatherbie
	Specialized Growth		Alger International
	Fund		Focus Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$499,884,996		$142,681,078
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—		—
Cash and cash equivalents	4,676		—
Foreign cash †	—		33,084
Receivable for investment securities sold	2,841,491		12,690,188
Receivable for shares of beneficial interest sold	218,519		1,174
Dividends and interest receivable	37,992		293,771
Receivable from Investment Manager	3,387		1,013
Prepaid expenses	119,041		99,346
Total Assets	503,110,102		155,799,654

LIABILITIES:
Payable for investment securities purchased	—		11,425,659
Payable for shares of beneficial interest redeemed	1,413,673		56,579
Foreign capital gain tax payable	—		6,880
Bank overdraft	—		1,465
Accrued investment advisory fees	379,463		94,113
Accrued distribution fees	49,555		30,768
Accrued shareholder administrative fees	5,395		2,070
Accrued administrative fees	12,883		3,645
Accrued transfer agent fees	170,665		53,005
Accrued fund accounting fees	118,158		48,598
Accrued printing fees	96,425		14,514
Accrued professional fees	41,934		46,403
Accrued custodian fees	23,277		20,575
Accrued trustee fees	12,839		2,949
Accrued other expenses	24,223		12,689
Total Liabilities	2,348,490		11,819,912
NET ASSETS	$500,761,612		$143,979,742

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	780,293,005		118,932,108
Distributable earnings (Distributions in excess of earnings)	(279,531,393)		25,047,634
NET ASSETS	$500,761,612		$143,979,742
* Identified cost	$414,678,595	(i)	$118,613,218	(j)
** Identified cost	$1,041,633	(i)	$—
† Cost of foreign cash	$—		$33,211

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Weatherbie
	Specialized Growth	Alger International
	Fund	Focus Fund

NET ASSETS BY CLASS:
Class A	$89,608,722	$109,299,902
Class B	$—	$14,051,198
Class C	$27,791,369	$1,166,530
Class I	$11,581,095	$1,306,864
Class Y	$49,490,246	$—
Class Z	$322,290,180	$18,155,248

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	7,512,703	5,872,052
Class B	—	881,425
Class C	4,338,468	78,255
Class I	937,906	69,956
Class Y	3,880,081	—
Class Z	24,434,162	949,902

NET ASSET VALUE PER SHARE:
Class A	$11.93	$18.61
Class A - Offering Price Per Share (includes a 5.25% sales charge)	$12.59	$19.64
Class B	$—	$15.94
Class C	$6.41	$14.91
Class I	$12.35	$18.68
Class Y	$12.75	$—
Class Z	$13.19	$19.11

(i)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $444,990,776, amounted to $54,894,220, which consisted of aggregate gross unrealized appreciation of $92,088,605, and aggregate gross unrealized depreciation of $37,194,385.
(j)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $118,850,492, amounted to $23,830,586, which consisted of aggregate gross unrealized appreciation of $28,571,812, and aggregate gross unrealized depreciation of $4,741,226.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Health Sciences Fund		Alger AI Enablers & Adopters Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$110,026,525		$2,999,395
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—		—
Cash and cash equivalents	—		23
Receivable for investment securities sold	2,588,408		8,022
Receivable for shares of beneficial interest sold	20,645		200,000
Dividends and interest receivable	157,721		2,176
Receivable from Investment Manager	1,299		7,262
Prepaid expenses	74,785		—
Total Assets	112,869,383		3,216,878

LIABILITIES:
Payable for investment securities purchased	3,783,228		44,973
Payable for shares of beneficial interest redeemed	170,185		—
Bank overdraft	311		—
Accrued investment advisory fees	55,067		968
Accrued distribution fees	19,790		105
Accrued shareholder administrative fees	1,433		23
Accrued administrative fees	2,753		59
Accrued transfer agent fees	86,174		1,910
Accrued fund accounting fees	35,977		1,362
Accrued printing fees	30,189		712
Accrued professional fees	28,775		2,849
Accrued custodian fees	9,277		278
Accrued trustee fees	3,107		142
Accrued other expenses	5,111		142
Total Liabilities	4,231,377		53,523
NET ASSETS	$108,638,006		$3,163,355

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	132,475,663		3,290,000
Distributable earnings (Distributions in excess of earnings)	(23,837,657)		(126,645)
NET ASSETS	$108,638,006		$3,163,355
* Identified cost	$96,639,092	(k)	$3,115,104	(l)
** Identified cost	$4,038,147	(k)	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Health Sciences Fund	Alger AI Enablers & Adopters Fund

NET ASSETS BY CLASS:
Class A	$67,707,023	$95,919
Class C	$4,583,313	$95,868
Class I	$—	$95,920
Class Y	$—	$95,937
Class Z	$36,347,670	$2,779,711

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	3,210,251	10,000
Class C	350,937	10,000
Class I	—	10,000
Class Y	—	10,000
Class Z	1,681,400	289,730

NET ASSET VALUE PER SHARE:
Class A	$21.09	$9.59
Class A - Offering Price Per Share (includes a 5.25% sales charge)	$22.26	$10.12
Class C	$13.06	$9.59
Class I	$—	$9.59
Class Y	$—	$9.59
Class Z	$21.62	$9.59

(k)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $102,764,073, amounted to $7,262,452, which consisted of aggregate gross unrealized appreciation of $14,410,238, and aggregate gross unrealized depreciation of $7,147,786.
(l)	At April 30, 2024, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $3,115,105, amounted to $(115,710), which consisted of aggregate gross unrealized appreciation of $22,227, and aggregate gross unrealized depreciation of $137,937.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2024 (Unaudited)

	Alger Capital Appreciation Fund	Alger Concentrated Equity Fund From April 4, 2024 (commencement of operations) to April 30, 2024

INCOME:
Dividends (net of foreign withholding taxes*)	$5,686,392	$313
Interest	57,102	2,132
Total Income	5,743,494	2,445

EXPENSES:
Investment advisory fees — Note 3	7,276,728	1,025
Distribution fees — Note 3
Class A	1,071,542	18
Class C	362,991	70
Class I	—	18
Shareholder administrative fees — Note 3	120,056	24
Administration fees — Note 3	247,050	63
Transfer agent fees — Note 3	486,999	1,910
Fund accounting fees	202,262	1,363
Interest expenses	169,600	—
Professional fees	98,921	2,849
Printing fees	66,384	712
Trustee fees — Note 3	48,096	142
Custodian fees	35,248	278
Registration fees	35,119	—
Other expenses	74,592	142
Total Expenses	10,295,588	8,614
Less, expense reimbursements/waivers — Note 3	(292,921)	(7,256)
Net Expenses	10,002,667	1,358
NET INVESTMENT INCOME (LOSS)	(4,259,173)	1,087

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	172,101,200	(5,740)
Net realized (loss) on foreign currency transactions	(32,234)	—
Total net realized gain (loss)	172,068,966	(5,740)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	299,527,247	(116,886)
Net change in unrealized (depreciation) on affiliated investments	(33,300)	—
Net change in unrealized appreciation on foreign currency	1,424	—
Total net change in unrealized appreciation (depreciation)	299,495,371	(116,886)
Net realized and unrealized gain (loss) on investments and foreign currency	471,564,337	(122,626)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$467,305,164	$(121,539)
* Foreign withholding taxes	$47,851	$52

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2024 (Unaudited) (Continued)

	Alger Growth & Income Fund	Alger 35 Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$4,429,741	$49,607
Interest	688,984	14,550
Income from securities lending	3,954	—
Total Income	5,122,679	64,157

EXPENSES:
Investment advisory fees — Note 3	1,073,785	72,527
Distribution fees — Note 3
Class A	187,863	—
Class C	140,974	—
Shareholder administrative fees — Note 3	27,277	1,612
Administration fees — Note 3	59,058	4,432
Transfer agent fees — Note 3	59,107	1,627
Fund accounting fees	61,361	23,610
Interest expenses	27	186
Professional fees	29,604	23,090
Printing fees	12,116	479
Trustee fees — Note 3	9,425	1,009
Custodian fees	8,747	1,924
Registration fees	27,992	7,981
Other expenses	15,461	3,252
Total Expenses	1,712,797	141,729
Less, expense reimbursements/waivers — Note 3	—	(52,899)
Net Expenses	1,712,797	88,830
NET INVESTMENT INCOME (LOSS)	3,409,882	(24,673)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	(1,145,786)	3,133,006
Total net realized gain (loss)	(1,145,786)	3,133,006
Net change in unrealized appreciation on unaffiliated investments	59,685,455	5,750,028
Net change in unrealized appreciation on foreign currency	—	357
Total net change in unrealized appreciation	59,685,455	5,750,385
Net realized and unrealized gain on investments and foreign currency	58,539,669	8,883,391
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,949,551	$8,858,718
* Foreign withholding taxes	$52,646	$885

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2024 (Unaudited) (Continued)

	Alger Mid Cap Focus Fund	Alger Mid Cap Growth Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$442,104	$778,149
Interest	141,026	51,705
Total Income	583,130	829,854

EXPENSES:
Investment advisory fees — Note 3	914,049	846,832
Distribution fees — Note 3
Class A	5,494	195,965
Class B	—	56,242
Class C	13,589	19,777
Class I	15,199	—
Shareholder administrative fees — Note 3	13,548	16,732
Administration fees — Note 3	36,621	30,642
Transfer agent fees — Note 3	38,252	61,687
Fund accounting fees	49,365	43,243
Interest expenses	1,225	296
Professional fees	25,535	30,376
Printing fees	31,771	14,248
Trustee fees — Note 3	8,677	5,840
Custodian fees	9,477	12,777
Registration fees	36,928	16,803
Other expenses	13,063	17,283
Total Expenses	1,212,793	1,368,743
Less, expense reimbursements/waivers — Note 3	(3,098)	(34,685)
Net Expenses	1,209,695	1,334,058
NET INVESTMENT (LOSS)	(626,565)	(504,204)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	21,730,407	7,168,775
Net realized (loss) on foreign currency transactions	(1,178)	(5,263)
Total net realized gain	21,729,229	7,163,512
Net change in unrealized appreciation on unaffiliated investments	52,901,595	40,107,496
Net change in unrealized (depreciation) on affiliated investments	—	(20,100)
Net change in unrealized appreciation on foreign currency	—	37
Total net change in unrealized appreciation	52,901,595	40,087,433
Net realized and unrealized gain on investments and foreign currency	74,630,824	47,250,945
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$74,004,259	$46,746,741
* Foreign withholding taxes	$2,497	$9,242

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2024 (Unaudited) (Continued)

	Alger Small Cap Growth Fund	Alger Small Cap Focus Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$230,945	$462,027
Interest	93,025	149,276
Total Income	323,970	611,303

EXPENSES:
Investment advisory fees — Note 3	1,229,794	5,924,157
Distribution fees — Note 3
Class A	157,187	178,717
Class B	10,854	—
Class C	83,114	334,127
Class I	—	69,864
Shareholder administrative fees — Note 3	19,880	85,807
Administration fees — Note 3	41,752	217,219
Transfer agent fees — Note 3	82,836	585,100
Fund accounting fees	47,803	163,504
Interest expenses	3,614	83,950
Professional fees	64,950	304,010
Printing fees	20,665	181,936
Trustee fees — Note 3	8,593	55,955
Custodian fees	18,661	42,809
Registration fees	32,124	54,317
Other expenses	32,624	124,388
Total Expenses	1,854,451	8,405,860
Less, expense reimbursements/waivers — Note 3	(21,907)	(56,954)
Net Expenses	1,832,544	8,348,906
NET INVESTMENT (LOSS)	(1,508,574)	(7,737,603)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	11,350,904	76,885,062
Net realized (loss) on foreign currency transactions	(389)	—
Total net realized gain	11,350,515	76,885,062
Net change in unrealized appreciation on unaffiliated investments	41,891,567	254,121,548
Net change in unrealized appreciation (depreciation) on affiliated investments	(27,300)	9,616,191
Total net change in unrealized appreciation	41,864,267	263,737,739
Net realized and unrealized gain on investments and foreign currency	53,214,782	340,622,801
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,706,208	$332,885,198
* Foreign withholding taxes	$—	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2024 (Unaudited) (Continued)

	Alger Weatherbie Specialized Growth Fund	Alger International Focus Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$620,103	$884,507
Interest	294,599	52,147
Total Income	914,702	936,654

EXPENSES:
Investment advisory fees — Note 3	2,172,072	561,132
Distribution fees — Note 3
Class A	117,379	135,943
Class B	—	70,018
Class C	151,468	6,243
Class I	16,455	1,593
Shareholder administrative fees — Note 3	30,852	11,933
Administration fees — Note 3	73,743	21,734
Transfer agent fees — Note 3	136,252	49,524
Fund accounting fees	79,047	39,582
Interest expenses	—	4,611
Professional fees	74,355	29,182
Printing fees	52,682	12,322
Trustee fees — Note 3	16,176	4,469
Custodian fees	19,257	22,152
Registration fees	40,413	23,758
Other expenses	37,797	17,997
Total Expenses	3,017,948	1,012,193
Less, expense reimbursements/waivers — Note 3	(22,168)	(60,766)
Net Expenses	2,995,780	951,427
NET INVESTMENT (LOSS)	(2,081,078)	(14,773)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	(17,497,585)	9,985,476
Net realized (loss) on foreign currency transactions	—	(203,629)
Total net realized gain (loss)	(17,497,585)	9,781,847
Net change in unrealized appreciation on unaffiliated investments	108,415,136	17,294,040
Net change in unrealized (depreciation) on foreign currency	—	(64,978)
Total net change in unrealized appreciation	108,415,136	17,229,062
Net realized and unrealized gain on investments and foreign currency	90,917,551	27,010,909
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,836,473	$26,996,136
* Foreign withholding taxes	$17,748	$108,324

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2024 (Unaudited) (Continued)

	Alger Health Sciences Fund	Alger AI Enablers & Adopters Fund From April 4, 2024 (commencement of operations) to April 30, 2024

INCOME:
Dividends (net of foreign withholding taxes*)	$313,812	$601
Interest	20,485	1,650
Total Income	334,297	2,251

EXPENSES:
Investment advisory fees — Note 3	311,359	968
Distribution fees — Note 3
Class A	85,901	17
Class C	24,248	70
Class I	—	18
Shareholder administrative fees — Note 3	8,052	23
Administration fees — Note 3	15,568	59
Transfer agent fees — Note 3	55,298	1,910
Fund accounting fees	30,956	1,361
Interest expenses	2,113	—
Professional fees	77,246	2,849
Printing fees	15,330	712
Trustee fees — Note 3	3,714	142
Custodian fees	8,936	278
Registration fees	11,085	—
Other expenses	14,650	142
Total Expenses	664,456	8,549
Less, expense reimbursements/waivers — Note 3	(25,937)	(7,262)
Net Expenses	638,519	1,287
NET INVESTMENT INCOME (LOSS)	(304,222)	964

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	3,064,433	(11,900)
Net realized (loss) on foreign currency transactions	(7,937)	—
Total net realized gain (loss)	3,056,496	(11,900)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	13,785,750	(115,709)
Net change in unrealized appreciation on foreign currency	428	—
Total net change in unrealized appreciation (depreciation)	13,786,178	(115,709)
Net realized and unrealized gain (loss) on investments and foreign currency	16,842,674	(127,609)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,538,452	$(126,645)
* Foreign withholding taxes	$6,205	$13

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023

Net investment (loss)	$(4,259,173)	$(7,913,842)
Net realized gain	172,068,966	138,085,261
Net change in unrealized appreciation	299,495,371	150,551,321
Net increase in net assets resulting from operations	467,305,164	280,722,740

Dividends and distributions to shareholders:
Class A	(56,269,500)	(30,288,660)
Class C	(8,432,126)	(5,650,846)
Class Z	(55,636,745)	(33,055,502)
Total dividends and distributions to shareholders	(120,338,371)	(68,995,008)

Decrease from shares of beneficial interest transactions:
Class A	(39,377,317)	(128,629,089)
Class C	(9,239,126)	(30,383,646)
Class Z	(177,085,250)	(284,937,836)
Net decrease from shares of beneficial interest transactions — Note 6	(225,701,693)	(443,950,571)
Total increase (decrease)	121,265,100	(232,222,839)

Net Assets:
Beginning of period	1,583,314,627	1,815,537,466
END OF PERIOD	$1,704,579,727	$1,583,314,627

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

Alger Concentrated Equity Fund
From April 4, 2024 (commencement of operations) to April 30, 2024

Net investment income	$1,087
Net realized (loss)	(5,740)
Net change in unrealized (depreciation)	(116,886)
Net decrease in net assets resulting from operations	(121,539)

Dividends and distributions to shareholders:
Class A	—
Class C	—
Class I	—
Class Y	—
Class Z	—
Total dividends and distributions to shareholders	—

Increase from shares of beneficial interest transactions:
Class A	100,000
Class C	100,000
Class I	100,000
Class Y	100,000
Class Z	3,345,000
Net increase from shares of beneficial interest transactions — Note 6	3,745,000
Total increase	3,623,461

Net Assets:
Beginning of period	—
END OF PERIOD	$3,623,461

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Growth & Income Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023

Net investment income	$3,409,882	$4,878,751
Net realized (loss)	(1,145,786)	(473,924)
Net change in unrealized appreciation	59,685,455	26,838,862
Net increase in net assets resulting from operations	61,949,551	31,243,689

Dividends and distributions to shareholders:
Class A	(938,790)	(1,709,205)
Class C	(82,240)	(167,164)
Class Z	(1,834,855)	(2,596,584)
Total dividends and distributions to shareholders	(2,855,885)	(4,472,953)

Increase from shares of beneficial interest transactions:
Class A	8,689,610	9,135,768
Class C	1,562,754	814,481
Class Z	118,115,195	39,561,312
Net increase from shares of beneficial interest transactions — Note 6	128,367,559	49,511,561
Total increase	187,461,225	76,282,297

Net Assets:
Beginning of period	320,683,779	244,401,482
END OF PERIOD	$508,145,004	$320,683,779

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger 35 Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023

Net investment (loss)	$(24,673)	$(31,123)
Net realized gain (loss)	3,133,006	(1,730,064)
Net change in unrealized appreciation	5,750,385	2,108,046
Net increase in net assets resulting from operations	8,858,718	346,859

Dividends and distributions to shareholders:
Class Z	—	(5,582)
Total dividends and distributions to shareholders	—	(5,582)

Decrease from shares of beneficial interest transactions:
Class Z	(991,176)	(677,152)
Net decrease from shares of beneficial interest transactions — Note 6	(991,176)	(677,152)
Total increase (decrease)	7,867,542	(335,875)

Net Assets:
Beginning of period	25,640,523	25,976,398
END OF PERIOD	$33,508,065	$25,640,523

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Focus Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment (loss)	$(626,565)	$(1,751,036)
Net realized gain (loss)	21,729,229	(61,622,115)
Net change in unrealized appreciation	52,901,595	45,565,376
Net increase (decrease) in net assets resulting from operations	74,004,259	(17,807,775)

Dividends and distributions to shareholders:
Class A	—	—
Class C	—	—
Class I	—	—
Class Y	—	—
Class Z	—	—
Total dividends and distributions to shareholders	—	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	367,400	(1,501,313)
Class C	353,827	(197,849)
Class I	(340,827)	(49,382,479)
Class Y	6,182	(239,173)
Class Z	(38,113,476)	(132,383,860)
Net decrease from shares of beneficial interest transactions — Note 6	(37,726,894)	(183,704,674)
Total increase (decrease)	36,277,365	(201,512,449)

Net Assets:
Beginning of period	234,920,899	436,433,348
END OF PERIOD	$271,198,264	$234,920,899

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Growth Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment (loss)	$(504,204)	$(1,302,928)
Net realized gain (loss)	7,163,512	(8,871,574)
Net change in unrealized appreciation	40,087,433	9,347,689
Net increase (decrease) in net assets resulting from operations	46,746,741	(826,813)

Dividends and distributions to shareholders:
Class A	—	—
Class B	—	—
Class C	—	—
Class Z	—	—
Total dividends and distributions to shareholders	—	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(7,371,264)	(13,368,649)
Class B	(377,311)	(912,334)
Class C	(222,350)	(1,263,818)
Class Z	2,349,297	13,864,507
Net decrease from shares of beneficial interest transactions — Note 6	(5,621,628)	(1,680,294)
Total increase (decrease)	41,125,113	(2,507,107)

Net Assets:
Beginning of period	189,595,546	192,102,653
END OF PERIOD	$230,720,659	$189,595,546

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Growth Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment (loss)	$(1,508,574)	$(2,650,137)
Net realized gain (loss)	11,350,515	(72,363,093)
Net change in unrealized appreciation	41,864,267	42,587,074
Net increase (decrease) in net assets resulting from operations	51,706,208	(32,426,156)

Dividends and distributions to shareholders:
Class A	(41,241)	—
Class B	—	—
Class C	—	—
Class Y	(42,192)	—
Class Z	(534,659)	—
Total dividends and distributions to shareholders	(618,092)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(10,495,424)	(19,030,032)
Class B	(738,613)	(555,792)
Class C	(2,143,569)	(4,264,017)
Class Y	(6,031,050)	50,894
Class Z	(17,806,671)	(60,167,732)
Net decrease from shares of beneficial interest transactions — Note 6	(37,215,327)	(83,966,679)
Total increase (decrease)	13,872,789	(116,392,835)

Net Assets:
Beginning of period	272,863,418	389,256,253
END OF PERIOD	$286,736,207	$272,863,418

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Focus Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment (loss)	$(7,737,603)	$(15,408,894)
Net realized gain (loss)	76,885,062	(276,411,604)
Net change in unrealized appreciation (depreciation)	263,737,739	(78,891,743)
Net increase (decrease) in net assets resulting from operations	332,885,198	(370,712,241)

Dividends and distributions to shareholders:
Class A	—	—
Class C	—	—
Class I	—	—
Class Y	—	—
Class Z	—	—
Total dividends and distributions to shareholders	—	—

Decrease from shares of beneficial interest transactions:
Class A	(21,945,332)	(66,345,053)
Class C	(14,591,907)	(31,267,447)
Class I	(11,515,680)	(76,517,074)
Class Y	(89,468,230)	(90,663,856)
Class Z	(302,614,011)	(790,270,598)
Net decrease from shares of beneficial interest transactions — Note 6	(440,135,160)	(1,055,064,028)
Total decrease	(107,249,962)	(1,425,776,269)

Net Assets:
Beginning of period	1,503,666,772	2,929,443,041
END OF PERIOD	$1,396,416,810	$1,503,666,772

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Weatherbie Specialized Growth Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment (loss)	$(2,081,078)	$(4,486,926)
Net realized (loss)	(17,497,585)	(130,028,371)
Net change in unrealized appreciation	108,415,136	55,712,732
Net increase (decrease) in net assets resulting from operations	88,836,473	(78,802,565)

Dividends and distributions to shareholders:
Class A	—	—
Class C	—	—
Class I	—	—
Class Y	—	—
Class Z	—	—
Total dividends and distributions to shareholders	—	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(12,016,457)	(20,682,121)
Class C	(6,847,180)	(10,526,217)
Class I	(3,907,163)	(14,562,771)
Class Y	(1,945,281)	2,521,614
Class Z	(75,754,673)	(142,269,931)
Net decrease from shares of beneficial interest transactions — Note 6	(100,470,754)	(185,519,426)
Total decrease	(11,634,281)	(264,321,991)

Net Assets:
Beginning of period	512,395,893	776,717,884
END OF PERIOD	$500,761,612	$512,395,893

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger International Focus Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment (loss)	$(14,773)	$(157,812)
Net realized gain	9,781,847	444,060
Net change in unrealized appreciation	17,229,062	3,366,880
Net increase in net assets resulting from operations	26,996,136	3,653,128

Dividends and distributions to shareholders:
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class Z	(57,254)	—
Total dividends and distributions to shareholders	(57,254)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(5,006,132)	(7,326,082)
Class B	(645,793)	(1,290,607)
Class C	(169,031)	(525,791)
Class I	5,017	5,648
Class Z	(23,790,263)	21,485,726
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(29,606,202)	12,348,894
Total increase (decrease)	(2,667,320)	16,002,022

Net Assets:
Beginning of period	146,647,062	130,645,040
END OF PERIOD	$143,979,742	$146,647,062

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Health Sciences Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment (loss)	$(304,222)	$(674,543)
Net realized gain	3,056,496	8,531,119
Net change in unrealized appreciation (depreciation)	13,786,178	(25,344,755)
Net increase (decrease) in net assets resulting from operations	16,538,452	(17,488,179)

Dividends and distributions to shareholders:
Class A	—	—
Class C	—	—
Class Z	—	—
Total dividends and distributions to shareholders	—	—

Decrease from shares of beneficial interest transactions:
Class A	(7,558,851)	(15,939,100)
Class C	(925,780)	(2,218,608)
Class Z	(17,280,662)	(24,304,412)
Net decrease from shares of beneficial interest transactions — Note 6	(25,765,293)	(42,462,120)
Total decrease	(9,226,841)	(59,950,299)

Net Assets:
Beginning of period	117,864,847	177,815,146
END OF PERIOD	$108,638,006	$117,864,847

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

Alger AI Enablers & Adopters Fund
From April 4, 2024 (commencement of operations) to April 30, 2024

Net investment income	$964
Net realized (loss)	(11,900)
Net change in unrealized (depreciation)	(115,709)
Net decrease in net assets resulting from operations	(126,645)

Dividends and distributions to shareholders:
Class A	—
Class C	—
Class I	—
Class Y	—
Class Z	—
Total dividends and distributions to shareholders	—

Increase from shares of beneficial interest transactions:
Class A	100,000
Class C	100,000
Class I	100,000
Class Y	100,000
Class Z	2,890,000

Net increase from shares of beneficial interest transactions — Note 6	3,290,000
Total increase	3,163,355

Net Assets:
Beginning of period	—
END OF PERIOD	$3,163,355

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund	Class A
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023		Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$23.29	$20.77		$39.48	$33.76	$27.12	$26.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.09)	(0.14)		(0.13)	(0.24)	(0.12)	(0.07)
Net realized and unrealized gain (loss) on investments	6.81	3.50		(11.17)	11.11	8.96	3.53
Total from investment operations	6.72	3.36		(11.30)	10.87	8.84	3.46
Distributions from net realized gains	(1.82)	(0.84)		(7.41)	(5.15)	(2.20)	(2.54)
Net asset value, end of period	$28.19	$23.29		$20.77	$39.48	$33.76	$27.12
Total return(c)	29.90%	16.95%		(34.88)%	35.41%	34.79%	15.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$857,323	$737,324		$774,249	$1,523,572	$1,320,073	$1,174,346
Ratio of net expenses to average net assets	1.28%	1.28%		1.20%	1.15%	1.17%	1.21%
Ratio of net investment loss to average net assets	(0.65)%	(0.64)%		(0.49)%	(0.67)%	(0.41)%	(0.27)%
Portfolio turnover rate	33.48%	85.55	%(d)	108.26%	78.77%	89.91%	77.04%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund	Class C
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023		Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$13.66	$12.63		$27.13	$24.79	$20.60	$20.69
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.11)	(0.18)		(0.20)	(0.35)	(0.25)	(0.20)
Net realized and unrealized gain (loss) on investments	3.89	2.05		(6.89)	7.84	6.64	2.65
Total from investment operations	3.78	1.87		(7.09)	7.49	6.39	2.45
Distributions from net realized gains	(1.82)	(0.84)		(7.41)	(5.15)	(2.20)	(2.54)
Net asset value, end of period	$15.62	$13.66		$12.63	$27.13	$24.79	$20.60
Total return(c)	29.41%	16.03%		(35.36)%	34.43%	33.82%	14.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$68,834	$67,776		$91,815	$211,972	$204,909	$219,511
Ratio of net expenses to average net assets	2.07%	2.05%		1.95%	1.90%	1.91%	1.95%
Ratio of net investment loss to average net assets	(1.43)%	(1.40)%		(1.24)%	(1.42)%	(1.13)%	(1.01)%
Portfolio turnover rate	33.48%	85.55	%(d)	108.26%	78.77%	89.91%	77.04%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund	Class Z
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023		Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$25.02	$22.16		$41.50	$35.15	$28.06	$26.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	(0.03)	(0.05)		(0.04)	(0.13)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	7.34	3.75		(11.89)	11.63	9.32	3.64
Total from investment operations	7.31	3.70		(11.93)	11.50	9.29	3.66
Distributions from net realized gains	(1.82)	(0.84)		(7.41)	(5.15)	(2.20)	(2.54)
Net asset value, end of period	$30.51	$25.02		$22.16	$41.50	$35.15	$28.06
Total return(c)	30.21%	17.44%		(34.67)%	35.85%	35.26%	15.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$778,423	$778,215		$949,473	$1,687,179	$1,823,041	$1,409,374
Ratio of gross expenses to average net assets	0.94%	0.93%		0.86%	0.83%	0.84%	0.87%
Ratio of expense reimbursements to average net assets	(0.07)%	(0.07)%		(0.01)%	—	—	—
Ratio of net expenses to average net assets	0.87%	0.86%		0.85%	0.83%	0.84%	0.87%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.21)%		(0.14)%	(0.34)%	(0.09)%	0.06%
Portfolio turnover rate	33.48%	85.55	%(d)	108.26%	78.77%	89.91%	77.04%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Concentrated Equity Fund	Class A
From 4/4/2024 (commencement of operations) to 4/30/2024(a)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	— (c)
Net realized and unrealized loss on investments	(0.36)
Total from investment operations	(0.36)
Net asset value, end of period	$9.64
Total return(d)	(3.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$96
Ratio of gross expenses to average net assets	12.20%
Ratio of expense reimbursements to average net assets	(11.40)%
Ratio of net expenses to average net assets	0.80%
Ratio of net investment income to average net assets	0.27%
Portfolio turnover rate	3.34%

(a)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the one month then ended.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Concentrated Equity Fund	Class C
From 4/4/2024 (commencement of operations) to 4/30/2024(a)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	— (c)
Net realized and unrealized loss on investments	(0.37)
Total from investment operations	(0.37)
Net asset value, end of period	$9.63
Total return(d)	(3.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$96
Ratio of gross expenses to average net assets	12.91%
Ratio of expense reimbursements to average net assets	(11.36)%
Ratio of net expenses to average net assets	1.55%
Ratio of net investment loss to average net assets	(0.44)%
Portfolio turnover rate	3.34%

(a)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the one month then ended.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Concentrated Equity Fund	Class I
From 4/4/2024 (commencement of operations) to 4/30/2024(a)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	— (c)
Net realized and unrealized loss on investments	(0.36)
Total from investment operations	(0.36)
Net asset value, end of period	$9.64
Total return(d)	(3.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$96
Ratio of gross expenses to average net assets	7.03%
Ratio of expense reimbursements to average net assets	(6.23)%
Ratio of net expenses to average net assets	0.80%
Ratio of net investment income to average net assets	0.28%
Portfolio turnover rate	3.34%

(a)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the one month then ended.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Concentrated Equity Fund	Class Y
From 4/4/2024 (commencement of operations) to 4/30/2024(a)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	— (c)
Net realized and unrealized loss on investments	(0.36)
Total from investment operations	(0.36)
Net asset value, end of period	$9.64
Total return(d)	(3.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$96
Ratio of gross expenses to average net assets	5.52%
Ratio of expense reimbursements to average net assets	(4.97)%
Ratio of net expenses to average net assets	0.55%
Ratio of net investment income to average net assets	0.53%
Portfolio turnover rate	3.34%

(a)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the one month then ended.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Concentrated Equity Fund	Class Z
From 4/4/2024 (commencement of operations) to 4/30/2024(a)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	— (c)
Net realized and unrealized loss on investments	(0.36)
Total from investment operations	(0.36)
Net asset value, end of period	$9.64
Total return(d)	(3.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$3,238
Ratio of gross expenses to average net assets	2.99%
Ratio of expense reimbursements to average net assets	(2.44)%
Ratio of net expenses to average net assets	0.55%
Ratio of net investment income to average net assets	0.52%
Portfolio turnover rate	3.34%

(a)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the one month then ended.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund	Class A
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$57.50	$52.35	$61.76	$43.88	$43.55	$40.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.48	0.85	0.71	0.63	0.69	0.70
Net realized and unrealized gain (loss) on investments	9.78	5.09	(7.49)	18.47	1.88	4.54
Total from investment operations	10.26	5.94	(6.78)	19.10	2.57	5.24
Dividends from net investment income	(0.41)	(0.79)	(0.56)	(0.55)	(0.66)	(0.61)
Distributions from net realized gains	—	—	(2.07)	(0.67)	(1.58)	(1.85)
Net asset value, end of period	$67.35	$57.50	$52.35	$61.76	$43.88	$43.55
Total return(c)	17.87%	11.39%	(11.53)%	44.12%	5.98%	13.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$159,170	$128,090	$108,039	$106,439	$74,251	$74,924
Ratio of net expenses to average net assets	0.93%	0.96%	0.97%	0.98%	1.06%	1.07%
Ratio of net investment income to average net assets	1.48%	1.51%	1.24%	1.15%	1.60%	1.72%
Portfolio turnover rate	0.45%	4.29%	1.96%	8.40%	9.29%	7.30%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund	Class C
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$56.51	$51.46	$60.77	$43.22	$42.93	$40.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.23	0.43	0.28	0.21	0.36	0.39
Net realized and unrealized gain (loss) on investments	9.62	5.00	(7.38)	18.18	1.85	4.49
Total from investment operations	9.85	5.43	(7.10)	18.39	2.21	4.88
Dividends from net investment income	(0.19)	(0.38)	(0.14)	(0.17)	(0.34)	(0.30)
Distributions from net realized gains	—	—	(2.07)	(0.67)	(1.58)	(1.85)
Net asset value, end of period	$66.17	$56.51	$51.46	$60.77	$43.22	$42.93
Total return(c)	17.44%	10.56%	(12.18)%	43.01%	5.19%	13.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$29,877	$24,149	$21,111	$18,194	$13,127	$14,946
Ratio of net expenses to average net assets	1.68%	1.71%	1.73%	1.73%	1.81%	1.82%
Ratio of net investment income to average net assets	0.73%	0.77%	0.49%	0.40%	0.86%	0.97%
Portfolio turnover rate	0.45%	4.29%	1.96%	8.40%	9.29%	7.30%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund	Class Z
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$57.58	$52.42	$61.84	$43.94	$43.60	$40.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.57	1.03	0.90	0.80	0.86	0.85
Net realized and unrealized gain (loss) on investments	9.80	5.10	(7.51)	18.49	1.88	4.56
Total from investment operations	10.37	6.13	(6.61)	19.29	2.74	5.41
Dividends from net investment income	(0.50)	(0.97)	(0.74)	(0.72)	(0.82)	(0.77)
Distributions from net realized gains	—	—	(2.07)	(0.67)	(1.58)	(1.85)
Net asset value, end of period	$67.45	$57.58	$52.42	$61.84	$43.94	$43.60
Total return(c)	18.04%	11.75%	(11.25)%	44.54%	6.39%	14.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$319,098	$168,445	$115,251	$38,021	$21,672	$26,979
Ratio of gross expenses to average net assets	0.62%	0.65%	0.65%	0.66%	0.73%	0.76%
Ratio of expense reimbursements to average net assets	—	—	—	— (d)	(0.04)%	(0.07)%
Ratio of net expenses to average net assets	0.62%	0.65%	0.65%	0.66%	0.69%	0.69%
Ratio of net investment income to average net assets	1.75%	1.82%	1.62%	1.45%	2.00%	2.10%
Portfolio turnover rate	0.45%	4.29%	1.96%	8.40%	9.29%	7.30%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Amount was less than 0.005%.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 35 Fund	Class Z
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021(b)	Year Ended 10/31/2020(b)	Year Ended 10/31/2019(b)
Net asset value, beginning of period	$9.68	$9.55	$21.33	$17.41	$11.61	$10.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)	(0.01)	(0.01)	— (d)	(0.01)	(0.05)	0.03
Net realized and unrealized gain (loss) on investments	3.38	0.14	(6.68)	6.95	5.87	1.31
Total from investment operations	3.37	0.13	(6.68)	6.94	5.82	1.34
Dividends from net investment income	—	— (d)	—	— (e)	(0.02)	(0.04)
Distributions from net realized gains	—	—	(5.10)	(3.02)	—	(0.07)
Net asset value, end of period	$13.05	$9.68	$9.55	$21.33	$17.41	$11.61
Total return(f)	34.81%	1.38%	(39.09)%	44.27%	50.22%	13.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$33,508	$25,640	$25,976	$44,159	$14,128	$9,094
Ratio of gross expenses to average net assets	0.88%	0.97%	0.94%	0.92%	2.02%	2.37%
Ratio of expense reimbursements to average net assets	(0.33)%	(0.40)%	(0.39)%	(0.52)%	(1.12)%	(1.97)%
Ratio of net expenses to average net assets	0.55%	0.57%	0.55%	0.40%	0.90%	0.40%
Ratio of net investment income (loss) to average net assets	(0.15)%	(0.12)%	0.01%	(0.07)%	0.36%	0.30%
Portfolio turnover rate	148.20%	412.77%	202.40%	136.61%	121.74%	115.25%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Class P Shares were reclassified as Class Z Shares on May 7, 2021 and after the close of business on October 29, 2021, Class P-2 Shares were converted to Class Z Shares.
(c)	Amount was computed based on average shares outstanding during the period.
(d)	Amount was less than $0.005 per share.
(e)	Amount was more than $(0.001) per share.
(f)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class A
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	From 7/29/2021 (commencement of operations) to 10/31/2021(a)
Net asset value, beginning of period	$11.33	$12.14	$23.43	$20.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)	(0.10)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	3.80	(0.71)	(9.14)	2.80
Total from investment operations	3.74	(0.81)	(9.23)	2.76
Distributions from net realized gains	—	—	(2.06)	—
Net asset value, end of period	$15.07	$11.33	$12.14	$23.43
Total return(c)	33.01%	(6.67)%	(42.27)%	13.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$4,812	$3,307	$5,083	$1,669
Ratio of net expenses to average net assets	1.19%	1.14%	1.05%	0.96%
Ratio of net investment loss to average net assets	(0.79)%	(0.80)%	(0.66)%	(0.72)%
Portfolio turnover rate	41.50%	121.07%	267.86%	250.31%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class C
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	From 7/29/2021 (commencement of operations) to 10/31/2021(a)
Net asset value, beginning of period	$11.13	$12.01	$23.38	$20.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.11)	(0.19)	(0.21)	(0.09)
Net realized and unrealized gain (loss) on investments	3.72	(0.69)	(9.10)	2.80
Total from investment operations	3.61	(0.88)	(9.31)	2.71
Distributions from net realized gains	—	—	(2.06)	—
Net asset value, end of period	$14.74	$11.13	$12.01	$23.38
Total return(c)	32.43%	(7.33)%	(42.78)%	13.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$3,107	$2,070	$2,433	$2,317
Ratio of gross expenses to average net assets	1.98%	1.96%	1.85%	1.76%
Ratio of expense reimbursements to average net assets	(0.01)%	(0.02)%	—	—
Ratio of net expenses to average net assets	1.97%	1.94%	1.85%	1.76%
Ratio of net investment loss to average net assets	(1.56)%	(1.60)%	(1.46)%	(1.50)%
Portfolio turnover rate	41.50%	121.07%	267.86%	250.31%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class I
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	From 6/14/2019 (commencement of operations) to 10/31/2019(a)
Net asset value, beginning of period	$11.34	$12.14	$23.43	$15.10	$9.70	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)	(0.08)	(0.10)	(0.17)	(0.14)	(0.04)
Net realized and unrealized gain (loss) on investments	3.79	(0.72)	(9.13)	8.76	5.54	(0.26)
Total from investment operations	3.73	(0.80)	(9.23)	8.59	5.40	(0.30)
Distributions from net realized gains	—	—	(2.06)	(0.26)	—	—
Net asset value, end of period	$15.07	$11.34	$12.14	$23.43	$15.10	$9.70
Total return(c)	32.89%	(6.59)%	(42.28)%	57.36%	55.35%	(3.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$14,471	$11,512	$62,499	$145,539	$67,796	$2,023
Ratio of gross expenses to average net assets	1.32%	1.12%	1.01%	0.95%	1.14%	1.91%
Ratio of expense reimbursements to average net assets	(0.05)%	—	—	—	(0.03)%	(0.71)%
Ratio of net expenses to average net assets	1.27%	1.12%	1.01%	0.95%	1.11%	1.20%
Ratio of net investment loss to average net assets	(0.83)%	(0.67)%	(0.63)%	(0.85)%	(1.04)%	(0.97)%
Portfolio turnover rate	41.50%	121.07%	267.86%	250.31%	123.43%	65.50%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class Y
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	From 3/1/2021 (commencement of operations) to 10/31/2021(a)
Net asset value, beginning of period	$11.49	$12.26	$23.56	$20.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.02)	(0.04)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	3.84	(0.73)	(9.18)	2.99
Total from investment operations	3.82	(0.77)	(9.24)	2.91
Distributions from net realized gains	—	—	(2.06)	—
Net asset value, end of period	$15.31	$11.49	$12.26	$23.56
Total return(c)	33.33%	(6.28)%	(42.07)%	14.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$260	$189	$443	$137
Ratio of gross expenses to average net assets	0.90%	0.84%	0.74%	0.72%
Ratio of expense reimbursements to average net assets	(0.14)%	(0.12)%	(0.05)%	(0.02)%
Ratio of net expenses to average net assets	0.76%	0.72%	0.69%	0.70%
Ratio of net investment loss to average net assets	(0.34)%	(0.32)%	(0.44)%	(0.57)%
Portfolio turnover rate	41.50%	121.07%	267.86%	250.31%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class Z
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	From 6/14/2019 (commencement of operations) to 10/31/2019(a)
Net asset value, beginning of period	$11.49	$12.26	$23.57	$15.15	$9.71	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)	(0.06)	(0.05)	(0.12)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	3.84	(0.71)	(9.20)	8.80	5.54	(0.26)
Total from investment operations	3.81	(0.77)	(9.25)	8.68	5.44	(0.29)
Distributions from net realized gains	—	—	(2.06)	(0.26)	—	—
Net asset value, end of period	$15.30	$11.49	$12.26	$23.57	$15.15	$9.71
Total return(c)	33.16%	(6.28)%	(42.10)%	57.77%	55.70%	(2.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$248,548	$217,843	$365,976	$795,479	$307,532	$28,230
Ratio of gross expenses to average net assets	0.87%	0.83%	0.71%	0.68%	0.91%	1.86%
Ratio of expense reimbursements to average net assets	—	—	—	—	(0.05)%	(0.87)%
Ratio of net expenses to average net assets	0.87%	0.83%	0.71%	0.68%	0.86%	0.99%
Ratio of net investment loss to average net assets	(0.44)%	(0.48)%	(0.33)%	(0.58)%	(0.77)%	(0.74)%
Portfolio turnover rate	41.50%	121.07%	267.86%	250.31%	123.43%	65.50%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class A
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021		Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$10.84	$10.82	$25.20	$19.29		$14.81	$14.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	(0.03)	(0.08)	(0.09)	0.48		(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	2.73	0.10	(7.71)	7.58		5.80	1.48
Total from investment operations	2.70	0.02	(7.80)	8.06		5.68	1.39
Dividends from net investment income	—	—	(0.45)	—		—	—
Distributions from net realized gains	—	—	(6.13)	(2.15)		(1.20)	(0.71)
Net asset value, end of period	$13.54	$10.84	$10.82	$25.20		$19.29	$14.81
Total return(c)	24.91%	0.18%	(39.13)%	44.05	%(d)	41.34%	10.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$160,120	$134,439	$146,648	$259,895		$187,552	$139,110
Ratio of net expenses to average net assets	1.25%	1.27%	1.24%	1.21%		1.30%	1.30%
Ratio of net investment income (loss) to average net assets	(0.50)%	(0.69)%	(0.68)%	2.15%		(0.76)%	(0.65)%
Portfolio turnover rate	29.62%	78.35%	204.79%	170.96%		181.73%	182.97%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class B
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021		Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$6.79	$6.78	$18.60	$14.70		$11.55	$11.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	(0.02)	(0.05)	(0.06)	0.35		(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	1.70	0.06	(5.15)	5.70		4.43	1.14
Total from investment operations	1.68	0.01	(5.21)	6.05		4.35	1.04
Dividends from net investment income	—	—	(0.48)	—		—	—
Distributions from net realized gains	—	—	(6.13)	(2.15)		(1.20)	(0.71)
Net asset value, end of period	$8.47	$6.79	$6.78	$18.60		$14.70	$11.55
Total return(c)	24.74%	0.15%	(39.16)%	44.24	%(d)	41.41%	10.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$11,555	$9,563	$10,404	$18,276		$15,411	$13,772
Ratio of gross expenses to average net assets	1.96%	1.98%	1.95%	1.93%		2.03%	2.04%
Ratio of expense reimbursements to average net assets	(0.62)%	(0.66)%	(0.67)%	(0.76)%		(0.82)%	(0.47)%
Ratio of net expenses to average net assets	1.34%	1.32%	1.28%	1.17%		1.21%	1.57%
Ratio of net investment income (loss) to average net assets	(0.59)%	(0.73)%	(0.71)%	2.08%		(0.66)%	(0.92)%
Portfolio turnover rate	29.62%	78.35%	204.79%	170.96%		181.73%	182.97%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class C
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021		Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$6.30	$6.34	$17.82	$14.26		$11.33	$11.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	(0.05)	(0.10)	(0.12)	0.23		(0.18)	(0.16)
Net realized and unrealized gain (loss) on investments	1.58	0.06	(4.88)	5.48		4.31	1.12
Total from investment operations	1.53	(0.04)	(5.00)	5.71		4.13	0.96
Dividends from net investment income	—	—	(0.35)	—		—	—
Distributions from net realized gains	—	—	(6.13)	(2.15)		(1.20)	(0.71)
Net asset value, end of period	$7.83	$6.30	$6.34	$17.82		$14.26	$11.33
Total return(c)	24.29%	(0.63)%	(39.60)%	42.91	%(d)	40.26%	10.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$3,916	$3,319	$4,562	$8,244		$5,691	$6,014
Ratio of net expenses to average net assets	2.13%	2.13%	2.05%	2.00%		2.10%	2.14%
Ratio of net investment income (loss) to average net assets	(1.39)%	(1.54)%	(1.49)%	1.41%		(1.52)%	(1.48)%
Portfolio turnover rate	29.62%	78.35%	204.79%	170.96%		181.73%	182.97%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class Z
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021		Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$11.22	$11.16	$25.78	$19.63		$15.01	$14.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	(0.01)	(0.05)	(0.05)	0.63		(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	2.82	0.11	(7.92)	7.67		5.89	1.51
Total from investment operations	2.81	0.06	(7.97)	8.30		5.82	1.45
Dividends from net investment income	—	—	(0.52)	—		—	—
Distributions from net realized gains	—	—	(6.13)	(2.15)		(1.20)	(0.71)
Net asset value, end of period	$14.03	$11.22	$11.16	$25.78		$19.63	$15.01
Total return(c)	25.05%	0.54%	(38.95)%	44.55	%(d)	41.75%	11.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$55,130	$42,274	$30,488	$52,746		$26,804	$17,558
Ratio of net expenses to average net assets	0.93%	0.96%	0.93%	0.92%		0.99%	1.03%
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.41)%	(0.37)%	2.75%		(0.46)%	(0.38)%
Portfolio turnover rate	29.62%	78.35%	204.79%	170.96%		181.73%	182.97%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class A
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021		Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$7.90	$8.83	$16.21	$12.59		$9.34	$9.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.05)	(0.08)	(0.11)	(0.07)		(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	1.54	(0.85)	(5.93)	3.76		3.91	0.85
Total from investment operations	1.49	(0.93)	(6.04)	3.69		3.79	0.74
Distributions from net realized gains	—	—	(1.34)	(0.07)		(0.54)	(0.94)
Net asset value, end of period	$9.39	$7.90	$8.83	$16.21		$12.59	$9.34
Total return(c)	18.90%	(10.53)%	(39.87)%	29.27	%(d)	42.80%	9.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$120,463	$110,041	$142,244	$262,708		$187,489	$116,308
Ratio of net expenses to average net assets	1.35%	1.32%	1.29%	1.23%		1.33%	1.39%
Ratio of net investment loss to average net assets	(1.13)%	(0.93)%	(1.01)%	(0.46)%		(1.11)%	(1.17)%
Portfolio turnover rate	19.94%	30.15%	15.44%	34.85%		12.67%	17.09%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class B
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021		Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$5.31	$5.94	$11.41	$8.88		$6.74	$7.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)	(0.06)	(0.08)	(0.05)		(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	1.03	(0.57)	(4.05)	2.65		2.76	0.59
Total from investment operations	1.00	(0.63)	(4.13)	2.60		2.68	0.48
Distributions from net realized gains	—	—	(1.34)	(0.07)		(0.54)	(0.94)
Net asset value, end of period	$6.31	$5.31	$5.94	$11.41		$8.88	$6.74
Total return(c)	18.83%	(10.61)%	(39.91)%	29.38	%(d)	42.68%	9.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,886	$2,212	$3,038	$5,821		$5,095	$4,523
Ratio of gross expenses to average net assets	2.09%	2.05%	2.00%	1.96%		2.07%	2.19%
Ratio of expense reimbursements to average net assets	(0.75)%	(0.64)%	(0.64)%	(0.74)%		(0.73)%	(0.41)%
Ratio of net expenses to average net assets	1.34%	1.41%	1.36%	1.22%		1.34%	1.78%
Ratio of net investment loss to average net assets	(1.12)%	(1.02)%	(1.09)%	(0.48)%		(1.11)%	(1.57)%
Portfolio turnover rate	19.94%	30.15%	15.44%	34.85%		12.67%	17.09%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class C
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021		Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$4.89	$5.51	$10.76	$8.44		$6.47	$6.99
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)	(0.09)	(0.12)	(0.13)		(0.14)	(0.13)
Net realized and unrealized gain (loss) on investments	0.95	(0.53)	(3.79)	2.52		2.65	0.55
Total from investment operations	0.89	(0.62)	(3.91)	2.39		2.51	0.42
Distributions from net realized gains	—	—	(1.34)	(0.07)		(0.54)	(0.94)
Net asset value, end of period	$5.78	$4.89	$5.51	$10.76		$8.44	$6.47
Total return(c)	18.20%	(11.25)%	(40.32)%	28.41	%(d)	41.76%	8.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$15,455	$14,851	$21,105	$39,148		$18,365	$6,257
Ratio of net expenses to average net assets	2.15%	2.12%	2.09%	2.00%		2.09%	2.20%
Ratio of net investment loss to average net assets	(1.94)%	(1.72)%	(1.81)%	(1.21)%		(1.90)%	(1.98)%
Portfolio turnover rate	19.94%	30.15%	15.44%	34.85%		12.67%	17.09%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class Y
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	From 12/31/2021 (commencement of operations) to 10/31/2022(a)
Net asset value, beginning of period	$8.36	$9.31	$13.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	1.63	(0.91)	(4.49)
Total from investment operations	1.60	(0.95)	(4.53)
Dividends from net investment income	(0.05)	—	—
Net asset value, end of period	$9.91	$8.36	$9.31
Total return(c)	19.12%	(10.20)%	(32.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,897	$7,258	$8,050
Ratio of gross expenses to average net assets	1.02%	0.99%	0.96%
Ratio of expense reimbursements to average net assets	(0.17)%	(0.14)%	(0.12)%
Ratio of net expenses to average net assets	0.85%	0.85%	0.84%
Ratio of net investment loss to average net assets	(0.63)%	(0.47)%	(0.44)%
Portfolio turnover rate	19.94%	30.15%	15.44%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class Z
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021		Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$8.34	$9.29	$16.92	$13.10		$9.66	$9.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.04)	(0.05)	(0.08)	(0.02)		(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	1.62	(0.90)	(6.21)	3.91		4.08	0.87
Total from investment operations	1.58	(0.95)	(6.29)	3.89		3.98	0.80
Dividends from net investment income	(0.03)	—	—	—		—	—
Distributions from net realized gains	—	—	(1.34)	(0.07)		(0.54)	(0.94)
Net asset value, end of period	$9.89	$8.34	$9.29	$16.92		$13.10	$9.66
Total return(c)	18.99%	(10.23)%	(39.66)%	29.66	%(d)	43.38%	10.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$146,035	$138,502	$214,819	$383,748		$179,276	$21,782
Ratio of gross expenses to average net assets	1.01%	0.99%	0.96%	0.93%		1.00%	1.12%
Ratio of expense reimbursements to average net assets	(0.01)%	—	—	—		(0.03)%	(0.13)%
Ratio of net expenses to average net assets	1.00%	0.99%	0.96%	0.93%		0.97%	0.99%
Ratio of net investment loss to average net assets	(0.79)%	(0.59)%	(0.68)%	(0.12)%		(0.81)%	(0.78)%
Portfolio turnover rate	19.94%	30.15%	15.44%	34.85%		12.67%	17.09%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class A
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$13.95	$16.91	$31.74	$26.22	$19.93	$18.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.13)	(0.19)	(0.19)	(0.31)	(0.25)	(0.19)
Net realized and unrealized gain (loss) on investments	3.26	(2.77)	(12.84)	5.83	7.03	1.41
Total from investment operations	3.13	(2.96)	(13.03)	5.52	6.78	1.22
Dividends from net investment income	—	—	—	—	(0.19)	—
Distributions from net realized gains	—	—	(1.80)	—	(0.30)	(0.15)
Net asset value, end of period	$17.08	$13.95	$16.91	$31.74	$26.22	$19.93
Total return(c)	22.44%	(17.50)%	(42.88)%	21.05%	34.74%	6.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$134,888	$128,366	$226,738	$560,577	$566,606	$523,291
Ratio of net expenses to average net assets	1.63%	1.48%	1.32%	1.18%	1.22%	1.19%
Ratio of net investment loss to average net assets	(1.55)%	(1.18)%	(0.96)%	(0.98)%	(1.11)%	(0.95)%
Portfolio turnover rate	24.74%	68.04%	37.57%	56.71%	37.49%	48.84%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class C
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$12.11	$14.75	$28.12	$23.40	$17.85	$17.04
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.15)	(0.24)	(0.28)	(0.47)	(0.37)	(0.31)
Net realized and unrealized gain (loss) on investments	2.83	(2.40)	(11.29)	5.19	6.30	1.27
Total from investment operations	2.68	(2.64)	(11.57)	4.72	5.93	0.96
Dividends from net investment income	—	—	—	—	(0.08)	—
Distributions from net realized gains	—	—	(1.80)	—	(0.30)	(0.15)
Net asset value, end of period	$14.79	$12.11	$14.75	$28.12	$23.40	$17.85
Total return(c)	22.23%	(17.97)%	(43.23)%	20.17%	33.85%	5.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$61,068	$62,091	$108,988	$267,800	$248,577	$212,737
Ratio of net expenses to average net assets	2.11%	2.02%	1.93%	1.90%	1.94%	1.95%
Ratio of net investment loss to average net assets	(2.04)%	(1.72)%	(1.57)%	(1.70)%	(1.83)%	(1.71)%
Portfolio turnover rate	24.74%	68.04%	37.57%	56.71%	37.49%	48.84%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class I
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$14.42	$17.44	$32.61	$26.93	$20.44	$19.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.11)	(0.15)	(0.18)	(0.31)	(0.24)	(0.19)
Net realized and unrealized gain (loss) on investments	3.37	(2.87)	(13.19)	5.99	7.22	1.44
Total from investment operations	3.26	(3.02)	(13.37)	5.68	6.98	1.25
Dividends from net investment income	—	—	—	—	(0.19)	—
Distributions from net realized gains	—	—	(1.80)	—	(0.30)	(0.15)
Net asset value, end of period	$17.68	$14.42	$17.44	$32.61	$26.93	$20.44
Total return(c)	22.61%	(17.32)%	(42.77)%	21.09%	34.86%	6.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$52,439	$52,678	$144,513	$421,986	$360,756	$455,937
Ratio of net expenses to average net assets	1.38%	1.24%	1.18%	1.14%	1.15%	1.18%
Ratio of net investment loss to average net assets	(1.30)%	(0.91)%	(0.83)%	(0.95)%	(1.04)%	(0.93)%
Portfolio turnover rate	24.74%	68.04%	37.57%	56.71%	37.49%	48.84%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class Y
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$14.85	$17.89	$33.29	$27.41	$20.79	$19.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07)	(0.09)	(0.09)	(0.21)	(0.18)	(0.14)
Net realized and unrealized gain (loss) on investments	3.47	(2.95)	(13.51)	6.09	7.36	1.48
Total from investment operations	3.40	(3.04)	(13.60)	5.88	7.18	1.34
Dividends from net investment income	—	—	—	—	(0.26)	—
Distributions from net realized gains	—	—	(1.80)	—	(0.30)	(0.15)
Net asset value, end of period	$18.25	$14.85	$17.89	$33.29	$27.41	$20.79
Total return(c)	22.90%	(16.99)%	(42.58)%	21.45%	35.32%	6.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$81,360	$136,084	$257,064	$394,801	$266,570	$94,694
Ratio of gross expenses to average net assets	0.94%	0.90%	0.85%	0.83%	0.84%	0.87%
Ratio of expense reimbursements to average net assets	(0.08)%	(0.04)%	—	—	— (d)	(0.02)%
Ratio of net expenses to average net assets	0.86%	0.86%	0.85%	0.83%	0.84%	0.85%
Ratio of net investment loss to average net assets	(0.78)%	(0.55)%	(0.46)%	(0.65)%	(0.74)%	(0.64)%
Portfolio turnover rate	24.74%	68.04%	37.57%	56.71%	37.49%	48.84%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Amount was more than (0.005)% per share.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class Z
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$14.84	$17.88	$33.29	$27.41	$20.79	$19.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.08)	(0.10)	(0.10)	(0.21)	(0.18)	(0.13)
Net realized and unrealized gain (loss) on investments	3.48	(2.94)	(13.51)	6.09	7.36	1.47
Total from investment operations	3.40	(3.04)	(13.61)	5.88	7.18	1.34
Dividends from net investment income	—	—	—	—	(0.26)	—
Distributions from net realized gains	—	—	(1.80)	—	(0.30)	(0.15)
Net asset value, end of period	$18.24	$14.84	$17.88	$33.29	$27.41	$20.79
Total return(c)	22.91%	(17.00)%	(42.61)%	21.45%	35.30%	6.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,067,471	$1,124,448	$2,192,139	$6,195,714	$4,499,832	$2,459,793
Ratio of net expenses to average net assets	0.94%	0.88%	0.84%	0.83%	0.85%	0.86%
Ratio of net investment loss to average net assets	(0.86)%	(0.58)%	(0.49)%	(0.65)%	(0.74)%	(0.62)%
Portfolio turnover rate	24.74%	68.04%	37.57%	56.71%	37.49%	48.84%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class A
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$10.12	$11.57	$24.96	$17.46	$13.30	$13.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)	(0.10)	(0.14)	(0.23)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	1.87	(1.35)	(8.91)	8.70	4.88	1.39
Total from investment operations	1.81	(1.45)	(9.05)	8.47	4.72	1.25
Distributions from net realized gains	—	—	(4.34)	(0.97)	(0.56)	(1.03)
Net asset value, end of period	$11.93	$10.12	$11.57	$24.96	$17.46	$13.30
Total return(c)	17.89%	(12.53)%	(42.03)%	49.80%	36.57%	11.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$89,609	$86,257	$119,741	$259,394	$174,709	$140,368
Ratio of net expenses to average net assets	1.36%	1.32%	1.25%	1.20%	1.27%	1.31%
Ratio of net investment loss to average net assets	(1.01)%	(0.90)%	(0.95)%	(1.03)%	(1.09)%	(1.08)%
Portfolio turnover rate	24.23%	40.32%	55.97%	61.53%	66.84%	64.83%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class C
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$5.45	$6.29	$15.93	$11.52	$9.01	$9.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)	(0.10)	(0.14)	(0.25)	(0.19)	(0.17)
Net realized and unrealized gain (loss) on investments	1.02	(0.74)	(5.16)	5.63	3.26	0.91
Total from investment operations	0.96	(0.84)	(5.30)	5.38	3.07	0.74
Distributions from net realized gains	—	—	(4.34)	(0.97)	(0.56)	(1.03)
Net asset value, end of period	$6.41	$5.45	$6.29	$15.93	$11.52	$9.01
Total return(c)	17.62%	(13.35)%	(42.46)%	48.68%	35.62%	10.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$27,791	$29,559	$44,815	$103,331	$64,497	$44,908
Ratio of net expenses to average net assets	2.14%	2.08%	2.02%	1.95%	2.03%	2.05%
Ratio of net investment loss to average net assets	(1.80)%	(1.67)%	(1.72)%	(1.79)%	(1.85)%	(1.82)%
Portfolio turnover rate	24.23%	40.32%	55.97%	61.53%	66.84%	64.83%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class I
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$10.48	$11.99	$25.67	$17.94	$13.64	$13.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07)	(0.10)	(0.14)	(0.23)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	1.94	(1.41)	(9.20)	8.93	5.02	1.43
Total from investment operations	1.87	(1.51)	(9.34)	8.70	4.86	1.29
Distributions from net realized gains	—	—	(4.34)	(0.97)	(0.56)	(1.03)
Net asset value, end of period	$12.35	$10.48	$11.99	$25.67	$17.94	$13.64
Total return(c)	17.84%	(12.59)%	(42.02)%	49.81%	36.69%	11.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,581	$13,179	$29,612	$77,214	$66,294	$58,615
Ratio of net expenses to average net assets	1.44%	1.31%	1.25%	1.19%	1.24%	1.26%
Ratio of net investment loss to average net assets	(1.10)%	(0.88)%	(0.95)%	(1.02)%	(1.07)%	(1.03)%
Portfolio turnover rate	24.23%	40.32%	55.97%	61.53%	66.84%	64.83%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class Y
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$10.79	$12.29	$26.12	$18.17	$13.77	$13.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)	(0.06)	(0.08)	(0.16)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	1.99	(1.44)	(9.41)	9.08	5.07	1.45
Total from investment operations	1.96	(1.50)	(9.49)	8.92	4.96	1.36
Distributions from net realized gains	—	—	(4.34)	(0.97)	(0.56)	(1.03)
Net asset value, end of period	$12.75	$10.79	$12.29	$26.12	$18.17	$13.77
Total return(c)	18.26%	(12.21)%	(41.81)%	50.35%	37.08%	12.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$49,490	$43,625	$47,379	$61,163	$32,702	$12,903
Ratio of gross expenses to average net assets	0.98%	0.96%	0.91%	0.89%	0.94%	0.97%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.07)%	(0.04)%	(0.02)%	(0.07)%	(0.10)%
Ratio of net expenses to average net assets	0.89%	0.89%	0.87%	0.87%	0.87%	0.87%
Ratio of net investment loss to average net assets	(0.55)%	(0.47)%	(0.55)%	(0.70)%	(0.69)%	(0.64)%
Portfolio turnover rate	24.23%	40.32%	55.97%	61.53%	66.84%	64.83%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class Z
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$11.17	$12.73	$26.87	$18.68	$14.15	$13.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.04)	(0.07)	(0.10)	(0.17)	(0.12)	(0.10)
Net realized and unrealized gain (loss) on investments	2.06	(1.49)	(9.70)	9.33	5.21	1.48
Total from investment operations	2.02	(1.56)	(9.80)	9.16	5.09	1.38
Distributions from net realized gains	—	—	(4.34)	(0.97)	(0.56)	(1.03)
Net asset value, end of period	$13.19	$11.17	$12.73	$26.87	$18.68	$14.15
Total return(c)	18.09%	(12.25)%	(41.82)%	50.32%	37.00%	11.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$322,290	$339,777	$535,172	$1,277,576	$620,005	$284,393
Ratio of net expenses to average net assets	0.98%	0.96%	0.91%	0.88%	0.94%	0.97%
Ratio of net investment loss to average net assets	(0.64)%	(0.54)%	(0.61)%	(0.72)%	(0.76)%	(0.73)%
Portfolio turnover rate	24.23%	40.32%	55.97%	61.53%	66.84%	64.83%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class A
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021		Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$15.78	$15.23	$25.12	$18.67		$15.51	$14.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.01)	(0.03)	(0.10)	(0.11)		(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	2.84	0.58	(7.82)	6.56		3.91	1.66
Total from investment operations	2.83	0.55	(7.92)	6.45		3.85	1.64
Dividends from net investment income	—	—	—	—		(0.69)	(0.43)
Distributions from net realized gains	—	—	(1.97)	—		—	—
Net asset value, end of period	$18.61	$15.78	$15.23	$25.12		$18.67	$15.51
Total return(c)	18.00%	3.61%	(34.27)%	34.87	%(d)	25.69%	11.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$109,300	$97,018	$100,262	$158,223		$120,832	$100,814
Ratio of net expenses to average net assets	1.28%	1.31%	1.27%	1.22%		1.34%	1.37%
Ratio of net investment loss to average net assets	(0.07)%	(0.15)%	(0.53)%	(0.49)%		(0.37)%	(0.11)%
Portfolio turnover rate	81.18%	52.23%	49.36%	75.27%		105.22%	151.99%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class B
	Six Months
	Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	4/30/2024(a)	10/31/2023	10/31/2022	10/31/2021		10/31/2020	10/31/2019
Net asset value, beginning of period	$13.51	$13.04	$21.81	$16.19		$13.44	$12.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.01)	(0.02)	(0.09)	(0.08)		(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	2.44	0.49	(6.71)	5.70		3.38	1.44
Total from investment operations	2.43	0.47	(6.80)	5.62		3.36	1.40
Dividends from net investment income	—	—	—	—		(0.61)	(0.34)
Distributions from net realized gains	—	—	(1.97)	—		—	—
Net asset value, end of period	$15.94	$13.51	$13.04	$21.81		$16.19	$13.44
Total return(c)	17.99%	3.60%	(34.30)%	35.02	%(d)	25.83%	11.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,051	$12,465	$13,200	$22,147		$18,427	$17,646
Ratio of gross expenses to average net assets	1.98%	2.00%	1.97%	1.94%		2.05%	2.09%
Ratio of expense reimbursements to average net assets	(0.69)%	(0.70)%	(0.69)%	(0.82)%		(0.88)%	(0.51)%
Ratio of net expenses to average net assets	1.29%	1.30%	1.28%	1.12%		1.17%	1.58%
Ratio of net investment loss to average net assets	(0.08)%	(0.15)%	(0.54)%	(0.39)%		(0.18)%	(0.30)%
Portfolio turnover rate	81.18%	52.23%	49.36%	75.27%		105.22%	151.99%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class C
	Six Months
	Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	4/30/2024(a)	10/31/2023	10/31/2022	10/31/2021		10/31/2020	10/31/2019
Net asset value, beginning of period	$12.69	$12.37	$20.94	$15.68		$13.11	$12.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07)	(0.15)	(0.22)	(0.24)		(0.15)	(0.12)
Net realized and unrealized gain (loss) on investments	2.29	0.47	(6.38)	5.50		3.29	1.41
Total from investment operations	2.22	0.32	(6.60)	5.26		3.14	1.29
Dividends from net investment income	—	—	—	—		(0.57)	(0.25)
Distributions from net realized gains	—	—	(1.97)	—		—	—
Net asset value, end of period	$14.91	$12.69	$12.37	$20.94		$15.68	$13.11
Total return(c)	17.40%	2.67%	(34.82)%	33.86	%(d)	24.68%	11.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,167	$1,138	$1,594	$4,368		$2,760	$3,603
Ratio of net expenses to average net assets	2.23%	2.21%	2.09%	1.97%		2.13%	2.23%
Ratio of net investment loss to average net assets	(1.03)%	(1.07)%	(1.40)%	(1.23)%		(1.13)%	(0.99)%
Portfolio turnover rate	81.18%	52.23%	49.36%	75.27%		105.22%	151.99%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class I
	Six Months
	Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	4/30/2024(a)	10/31/2023	10/31/2022	10/31/2021		10/31/2020	10/31/2019
Net asset value, beginning of period	$15.83	$15.28	$25.20	$18.72		$15.54	$14.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	(0.01)	(0.02)	(0.08)	(0.10)		(0.02)	0.01
Net realized and unrealized gain (loss) on investments	2.86	0.57	(7.87)	6.58		3.93	1.67
Total from investment operations	2.85	0.55	(7.95)	6.48		3.91	1.68
Dividends from net investment income	—	—	—	—		(0.73)	(0.45)
Distributions from net realized gains	—	—	(1.97)	—		—	—
Net asset value, end of period	$18.68	$15.83	$15.28	$25.20		$18.72	$15.54
Total return(c)	18.00%	3.60%	(34.28)%	34.94	%(d)	25.98%	12.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,307	$1,104	$1,061	$591		$642	$970
Ratio of gross expenses to average net assets	1.28%	1.32%	1.30%	1.24%		1.34%	1.48%
Ratio of expense reimbursements to average net assets	—	(0.04)%	(0.05)%	(0.05)%		(0.27)%	(0.36)%
Ratio of net expenses to average net assets	1.28%	1.28%	1.25%	1.19%		1.07%	1.12%
Ratio of net investment income (loss) to average net assets	(0.07)%	(0.12)%	(0.44)%	(0.45)%		(0.10)%	0.06%
Portfolio turnover rate	81.18%	52.23%	49.36%	75.27%		105.22%	151.99%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class Z
	Six Months
	Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	4/30/2024(a)	10/31/2023	10/31/2022	10/31/2021		10/31/2020	10/31/2019
Net asset value, beginning of period	$16.19	$15.55	$25.52	$18.90		$15.69	$14.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	0.02	0.04	(0.02)	(0.03)		— (c)	0.05
Net realized and unrealized gain (loss) on investments	2.93	0.60	(7.98)	6.65		3.98	1.67
Total from investment operations	2.95	0.64	(8.00)	6.62		3.98	1.72
Dividends from net investment income	(0.03)	—	—	—		(0.77)	(0.49)
Distributions from net realized gains	—	—	(1.97)	—		—	—
Net asset value, end of period	$19.11	$16.19	$15.55	$25.52		$18.90	$15.69
Total return(d)	18.27%	4.12%	(34.03)%	35.34	%(e)	26.23%	12.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$18,155	$34,923	$14,528	$28,264		$12,621	$13,462
Ratio of gross expenses to average net assets	0.95%	1.00%	0.95%	0.92%		1.02%	1.10%
Ratio of expense reimbursements to average net assets	(0.08)%	(0.12)%	(0.09)%	(0.03)%		(0.13)%	(0.21)%
Ratio of net expenses to average net assets	0.87%	0.88%	0.86%	0.89%		0.89%	0.89%
Ratio of net investment income (loss) to average net assets	0.21%	0.21%	(0.13)%	(0.13)%		0.01%	0.36%
Portfolio turnover rate	81.18%	52.23%	49.36%	75.27%		105.22%	151.99%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.
(e)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund	Class A
	Six Months
	Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	4/30/2024(a)	10/31/2023	10/31/2022	10/31/2021		10/31/2020	10/31/2019
Net asset value, beginning of period	$18.22	$20.85	$36.66	$31.75		$26.55	$28.04
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07)	(0.12)	(0.07)	(0.21)		(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	2.94	(2.51)	(8.74)	8.87		7.20	0.48
Total from investment operations	2.87	(2.63)	(8.81)	8.66		7.11	0.39
Distributions from net realized gains	—	—	(7.00)	(3.75)		(1.91)	(1.88)
Net asset value, end of period	$21.09	$18.22	$20.85	$36.66		$31.75	$26.55
Total return(c)	15.75%	(12.61)%	(27.31)%	29.12	%(d)	28.09%	1.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$67,707	$65,337	$91,059	$151,514		$127,925	$108,095
Ratio of net expenses to average net assets	1.26%	1.13%	1.05%	1.00%		1.04%	1.12%
Ratio of net investment loss to average net assets	(0.67)%	(0.57)%	(0.30)%	(0.63)%		(0.30)%	(0.34)%
Portfolio turnover rate	133.60%	305.60%	240.89%	152.78%		131.29%	148.78%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund	Class C
	Six Months
	Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	4/30/2024(a)	10/31/2023	10/31/2022	10/31/2021		10/31/2020	10/31/2019
Net asset value, beginning of period	$11.33	$13.08	$26.11	$23.74		$20.44	$22.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.10)	(0.18)	(0.16)	(0.34)		(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	1.83	(1.57)	(5.87)	6.46		5.44	0.34
Total from investment operations	1.73	(1.75)	(6.03)	6.12		5.21	0.11
Distributions from net realized gains	—	—	(7.00)	(3.75)		(1.91)	(1.88)
Net asset value, end of period	$13.06	$11.33	$13.08	$26.11		$23.74	$20.44
Total return(c)	15.27%	(13.38)%	(27.85)%	28.11	%(d)	27.12%	1.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,583	$4,802	$7,828	$14,334		$11,862	$10,963
Ratio of net expenses to average net assets	2.15%	1.95%	1.84%	1.76%		1.81%	1.89%
Ratio of net investment loss to average net assets	(1.57)%	(1.39)%	(1.10)%	(1.39)%		(1.07)%	(1.12)%
Portfolio turnover rate	133.60%	305.60%	240.89%	152.78%		131.29%	148.78%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund	Class Z
	Six Months
	Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	4/30/2024(a)	10/31/2023	10/31/2022	10/31/2021		10/31/2020	10/31/2019
Net asset value, beginning of period	$18.63	$21.24	$37.09	$31.99		$26.69	$28.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	(0.02)	(0.04)	— (c)	(0.11)		— (c)	0.01
Net realized and unrealized gain (loss) on investments	3.01	(2.57)	(8.85)	8.96		7.25	0.47
Total from investment operations	2.99	(2.61)	(8.85)	8.85		7.25	0.48
Dividends from net investment income	—	—	—	—		(0.04)	—
Distributions from net realized gains	—	—	(7.00)	(3.75)		(1.91)	(1.88)
Net asset value, end of period	$21.62	$18.63	$21.24	$37.09		$31.99	$26.69
Total return(d)	16.05%	(12.29)%	(27.05)%	29.53	%(e)	28.50%	2.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$36,348	$47,725	$78,928	$184,972		$131,109	$77,023
Ratio of gross expenses to average net assets	0.90%	0.78%	0.72%	0.68%		0.71%	0.79%
Ratio of expense reimbursements to average net assets	(0.13)%	(0.03)%	—	—		—	(0.04)%
Ratio of net expenses to average net assets	0.77%	0.75%	0.72%	0.68%		0.71%	0.75%
Ratio of net investment income (loss) to average net assets	(0.17)%	(0.19)%	0.01%	(0.31)%		(0.01)%	0.02%
Portfolio turnover rate	133.60%	305.60%	240.89%	152.78%		131.29%	148.78%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.
(e)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger AI Enablers & Adopters Fund	Class A
From 4/4/2024
(commencement
of operations) to
4/30/2024(a)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	— (c)
Net realized and unrealized loss on investments	(0.41)
Total from investment operations	(0.41)
Net asset value, end of period	$9.59
Total return(d)	(4.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$96
Ratio of gross expenses to average net assets	12.33%
Ratio of expense reimbursements to average net assets	(11.53)%
Ratio of net expenses to average net assets	0.80%
Ratio of net investment income to average net assets	0.26%
Portfolio turnover rate	10.81%

(a)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the one month then ended.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger AI Enablers & Adopters Fund	Class C
From 4/4/2024 (commencement of operations) to 4/30/2024(a)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	— (c)
Net realized and unrealized loss on investments	(0.41)
Total from investment operations	(0.41)
Net asset value, end of period	$9.59
Total return(d)	(4.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$96
Ratio of gross expenses to average net assets	13.09%
Ratio of expense reimbursements to average net assets	(11.54)%
Ratio of net expenses to average net assets	1.55%
Ratio of net investment loss to average net assets	(0.48)%
Portfolio turnover rate	10.81%

(a)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the one month then ended.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger AI Enablers & Adopters Fund	Class I
From 4/4/2024 (commencement of operations) to 4/30/2024(a)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	— (c)
Net realized and unrealized loss on investments	(0.41)
Total from investment operations	(0.41)
Net asset value, end of period	$9.59
Total return(d)	(4.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$96
Ratio of gross expenses to average net assets	7.19%
Ratio of expense reimbursements to average net assets	(6.39)%
Ratio of net expenses to average net assets	0.80%
Ratio of net investment income to average net assets	0.27%
Portfolio turnover rate	10.81%

(a)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the one month then ended.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger AI Enablers & Adopters Fund	Class Y
From 4/4/2024 (commencement of operations) to 4/30/2024(a)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	— (c)
Net realized and unrealized loss on investments	(0.41)
Total from investment operations	(0.41)
Net asset value, end of period	$9.59
Total return(d)	(4.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$96
Ratio of gross expenses to average net assets	5.67%
Ratio of expense reimbursements to average net assets	(5.12)%
Ratio of net expenses to average net assets	0.55%
Ratio of net investment income to average net assets	0.50%
Portfolio turnover rate	10.81%

(a)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the one month then ended.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger AI Enablers & Adopters Fund	Class Z
From 4/4/2024 (commencement of operations) to 4/30/2024(a)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	— (c)
Net realized and unrealized loss on investments	(0.41)
Total from investment operations	(0.41)
Net asset value, end of period	$9.59
Total return(d)	(4.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,780
Ratio of gross expenses to average net assets	3.14%
Ratio of expense reimbursements to average net assets	(2.59)%
Ratio of net expenses to average net assets	0.55%
Ratio of net investment income to average net assets	0.50%
Portfolio turnover rate	10.81%

(a)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the one month then ended.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in twelve series — Alger Capital Appreciation Fund, Alger Concentrated Equity Fund, Alger Growth & Income Fund, Alger 35 Fund, Alger Mid Cap Focus Fund, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger International Focus Fund, Alger Health Sciences Fund and Alger AI Enablers & Adopters Fund (collectively, the “Funds” or individually, each a “Fund”). Alger Capital Appreciation Fund, Alger Concentrated Equity Fund, Alger 35 Fund, Alger Mid Cap Focus Fund, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger International Focus Fund, Alger Health Sciences Fund and Alger AI Enablers & Adopters Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Fund also normally invests primarily in equity securities and has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, Y and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class B and C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I, Y and Z shares are generally sold to institutional investors and are sold without an initial or deferred sales charge. Class Y and Z shares are generally subject to a minimum initial investment of $500,000. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Group Holdings, LLC the parent company of Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) acquired Redwood Investments, LLC (“Redwood”) effective January 31, 2024. Redwood became the sub-advisor to the Alger International Focus Fund effective February 1, 2024. No changes were made to the investment objective, principal investment strategies, principal risks or investment restrictions as a result of this change.

Alger Concentrated Equity Fund and Alger AI Enablers & Adopters Fund each launched on April 4, 2024.

On May 23, 2023, the Board of Trustees of the Trust (the “Board”) approved the transition of the Funds' custodian and administrator from Brown Brothers Harriman & Company to The Bank of New York (collectively, the "Custodian"). This change became effective on January 29, 2024.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds' investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Funds to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Funds. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments in short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Investments in other open-end investment companies registered under the 1940 Act are valued at such investment companies' net asset value per share.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the NYSE is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds' own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds' valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and foreign cash.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in income from securities lending in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian, in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2024.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. The Funds declare and pay dividends from net investment income, if available, annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which they were earned. Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

THE ALGER FUNDS

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the U.S. Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no U.S. federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds' tax returns remains open for the tax years 2020-2023. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. This unaudited Semi-Annual Report reflects all adjustments that are, in the opinion of management, necessary to present a fair statement of results of the semi-annual period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust's Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2024, is set forth below under the heading “Actual Rate”:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.81%
Alger Concentrated Equity Fund(b)	0.45	—	—	—	—	0.45
Alger Growth & Income Fund(b)	0.50	—	—	—	—	0.50
Alger 35 Fund(b)	0.45	—	—	—	—	0.45
Alger Mid Cap Focus Fund(c)	0.70	0.50	—	—	—	0.69
Alger Mid Cap Growth Fund(d)	0.76	0.70	—	—	—	0.76
Alger Small Cap Growth Fund(d)	0.81	0.75	—	—	—	0.81
Alger Small Cap Focus Fund(b)	0.75	—	—	—	—	0.75
Alger Weatherbie Specialized Growth Fund(d)	0.81	0.75	—	—	—	0.81
Alger International Focus Fund(d)	0.71	0.60	—	—	—	0.71
Alger Health Sciences Fund(b)	0.55	—	—	—	—	0.55
Alger AI Enablers & Adopters Fund(b)	0.45	—	—	—	—	0.45

(a)	Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.
(b)	Tier 1 rate is paid on all assets.
(c)	Tier 1 rate is paid on assets up to $250 million, and Tier 2 rate is paid on assets in excess of $250 million.
(d)	Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

The sub-adviser to the Alger Weatherbie Specialized Growth Fund Weatherbie Capital, LLC (“Weatherbie”), an affiliate of Alger Management, is paid a sub-advisory fee from the advisory fee that Alger Management receives at no additional cost to the Alger Weatherbie Specialized Growth Fund. The sub-advisory fee is equal to 70% of the net management fee paid by the Alger Weatherbie Specialized Growth Fund to Alger Management with respect to the assets sub-advised by Weatherbie. For the six months ended April 30, 2024, Alger Management paid a sub-advisory fee of $1,504,933 to Weatherbie.

The sub-adviser to the Alger International Focus Fund, Redwood, is paid a sub-advisory fee from the advisory fee that Alger Management receives at no additional cost to the Fund. The sub-advisory fee is equal to 100% of the net management fee paid by the Fund to Alger Management with respect to the assets sub-advised by Redwood. For the six months ended April 30, 2024, Alger Management paid a sub-advisory fee of $268,349 to Redwood.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Management has contractually agreed to waive and/or reimburse Fund expenses (excluding advisory fees, custody fees, for all Funds other than Alger Concentrated Equity Fund and Alger AI Enablers and Adopters Fund, acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage and extraordinary expenses, to the extent applicable) through October 31, 2025 to the extent necessary to limit other expenses and any other applicable share class-specific expenses to the rates, based on average daily net assets, as listed in the table below.

						FEES WAIVED /
						REIMBURSED
						FOR THE SIX
	CLASS					MONTHS ENDED
	A	C	I	Y	Z	April 30, 2024
Alger Capital Appreciation Fund	—%	—%	—%	—%	0.04%	$292,921
Alger Concentrated Equity Fund	0.35	1.10	0.35	0.10	0.10	7,256
Alger Growth & Income Fund	—	—	—	—	—	0
Alger 35 Fund(a)	—	—	—	—	0.10	52,899
Alger Mid Cap Focus Fund	0.53	1.28	0.58	0.07	0.37	3,098
Alger Mid Cap Growth Fund	—	—	—	—	0.23	34,685
Alger Small Cap Growth Fund	—	—	—	0.03	0.18	21,907
Alger Small Cap Focus Fund	—	—	—	0.10	—	56,954
Alger Weatherbie Specialized Growth Fund	—	—	—	0.07	—	22,168
Alger International Focus Fund	—	—	0.54	—	0.13	60,766
Alger Health Sciences Fund	—	—	—	—	0.20	25,937
Alger AI Enablers & Adopters Fund	0.35	1.10	0.35	0.10	0.10	7,262

(a)	Alger Management has agreed to limit total annual operating expenses, excluding advisory fees, for the Alger 35 Fund, for the life of the Fund.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Investment Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the six months ended April 30, 2024, there were no recoupments made by the Investment Manager.

In addition, Alger Management voluntarily reduced its 12b-1 fee effective April 1, 2019, for the Class B shares of the Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund by $34,686, $8,112 and $47,795, respectively, for the six months ended April 30, 2024.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust's Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, LLC, each Fund's distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”), a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or administering the Class A shares and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class B Shares: The Trust has adopted a Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger LLC for costs and expenses incurred by Alger LLC in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger LLC relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of April 30, 2024, such excess carried forward was $13,899,767, $21,910,807 and $21,667,507 for Class B shares of Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pays Alger LLC a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class C shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger LLC for its activities and expenses incurred in distributing the Class I shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d) Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2024, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Fund	$1,267
Alger Concentrated Equity Fund	—
Alger Growth & Income Fund	—
Alger 35 Fund	—
Alger Mid Cap Focus Fund	90
Alger Mid Cap Growth Fund	234
Alger Small Cap Growth Fund	1,385
Alger Small Cap Focus Fund	2,240
Alger Weatherbie Specialized Growth Fund	761
Alger International Focus Fund	1,192
Alger Health Sciences Fund	339
Alger AI Enablers & Adopters Fund	—

(e) Brokerage Commissions: During the six months ended April 30, 2024, Alger Capital Appreciation Fund, Alger Concentrated Equity Fund, Alger Growth & Income Fund, Alger 35 Fund, Alger Mid Cap Focus Fund, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund, Alger Health Sciences Fund and Alger AI Enablers & Adopters Fund paid Alger LLC $43,885, $30, $144, $6,266, $8,987, $11,621, $16,697, $53,812, $1,404, $7,376, and $15, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Trust's transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of their respective average daily net assets for the Class I, Class Y and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2024, Alger Management charged back to Alger Capital Appreciation Fund, Alger Growth & Income Fund, Alger Mid Cap Focus Fund, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger International Focus Fund and Alger Health Sciences Fund $281,817, $30,872, $6,223, $22,395, $32,760, $310,672, $55,350, $12,053 and $22,262, respectively, to the Fund for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $165,400 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. Prior to January 1, 2024, each Independent Trustee received $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie or Redwood. For the six months ended April 30, 2024 there were no interfund trades.

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight U.S. Treasury money market rate and bank loan rate available to the Funds. As of April 30, 2024, Alger Capital Appreciation Fund borrowed $13,230,264, including interest, from Alger Growth & Income Fund, an affiliated fund, at a rate of 6.26%, which was payable May 1, 2024. In addition, Alger 35 Fund borrowed $167,029, including interest, from Alger Growth & Income Fund, an affiliated fund, at a rate of 6.26%, which was payable May 1, 2024.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

For the six months ended April 30, 2024, Alger Capital Appreciation Fund, Alger Growth & Income Fund, Alger Mid Cap Focus Fund, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Weatherbie Specialized Growth Fund and Alger Health Sciences Fund earned interfund loan interest income of $19,010, $247,819, $7,032, $1,103, $13,282, $258, $42,258 and $621, respectively, and Alger Capital Appreciation Fund, Alger 35 Fund, Alger Mid Cap Focus Fund, Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund incurred interfund loan interest expenses of $179,636, $138, $1,191, $210, $3,609, $85,379, $4,611 and $2,078, respectively, which are included in interest income and interest expense, respectively, in the accompanying Statements of Operations.

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At April 30, 2024, Alger Management and its affiliated entities owned the following shares:

			SHARE CLASS
	A	B	C	I	Y	Z
Alger Capital Appreciation Fund	82,811	—	—	—	—	43,358
Alger Concentrated Equity Fund	10,000	—	10,000	10,000	10,000	260,000
Alger Growth & Income Fund	—	—	—	—	—	32,390
Alger 35 Fund	—	—	—	—	—	1,593,347
Alger Mid Cap Focus Fund	—	—	—	100,035	4,843	927,860
Alger Mid Cap Growth Fund	—	—	—	—	—	139,187
Alger Small Cap Growth Fund	71,063	—	—	—	36,127	106,938
Alger Small Cap Focus Fund	—	—	—	—	787	310,266
Alger Weatherbie Specialized Growth Fund	187,751	—	—	—	10,066	185
Alger International Focus Fund	—	—	—	—	—	63,226
Alger Health Sciences Fund	—	—	—	—	—	4,784
Alger AI Enablers & Adopters Fund	10,000	—	10,000	10,000	10,000	260,000

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, for the six months ended April 30, 2024:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$592,844,600	$914,379,172
Alger Concentrated Equity Fund	3,572,299	105,950
Alger Growth & Income Fund	39,602,400	1,816,730
Alger 35 Fund	46,484,000	46,764,028
Alger Mid Cap Focus Fund	108,484,725	152,646,685
Alger Mid Cap Growth Fund	65,345,581	72,657,524
Alger Small Cap Growth Fund	59,481,054	105,037,984
Alger Small Cap Focus Fund	389,110,644	879,820,238
Alger Weatherbie Specialized Growth Fund	126,879,676	225,694,301
Alger International Focus Fund	125,408,549	152,006,123
Alger Health Sciences Fund	149,734,670	170,345,314
Alger AI Enablers & Adopters Fund	3,403,056	321,662

NOTE 5 — Borrowings:

The Funds may borrow from the Custodian, on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. Borrowings from the Custodian are included in Bank overdrafts in the Statements of Assets and Liabilities. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2024, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Fund	$3,258,625	6.80%
Alger Concentrated Equity Fund	—	—
Alger Growth & Income Fund	1,300	7.33
Alger 35 Fund	4,163	6.74
Alger Mid Cap Focus Fund	20,466	6.08
Alger Mid Cap Growth Fund	5,108	6.99
Alger Small Cap Growth Fund	62,581	6.39
Alger Small Cap Focus Fund	1,433,647	6.16
Alger Weatherbie Specialized Growth Fund	—	—
Alger International Focus Fund	81,319	6.82
Alger Health Sciences Fund	38,393	6.37
Alger AI Enablers & Adopters Fund	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The highest amount borrowed from BBH, the Custodian, and other funds in the Alger Fund Complex during the six months ended April 30, 2024 by each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$25,569,000
Alger Concentrated Equity Fund	—
Alger Growth & Income Fund	345,000
Alger 35 Fund	437,000
Alger Mid Cap Focus Fund	1,850,000
Alger Mid Cap Growth Fund	400,000
Alger Small Cap Growth Fund	4,512,000
Alger Small Cap Focus Fund	30,000,000
Alger Weatherbie Specialized Growth Fund	262
Alger International Focus Fund	12,000,000
Alger Health Sciences Fund	9,437,000
Alger AI Enablers & Adopters Fund	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into twelve series. Each series is divided into separate classes. During the six months ended April 30, 2024, and the year ended October 31, 2023, transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED April 30, 2024		FOR THE YEAR ENDED October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	3,733,654	$96,005,178	3,537,512	$76,640,966
Shares converted from Class C	64,819	1,796,337	84,727	1,897,301
Dividends reinvested	—	—	1,253,214	24,437,672
Shares redeemed	(5,046,710)	(137,178,832)	(10,500,273)	(231,605,028)
Net decrease	(1,248,237)	$(39,377,317)	(5,624,820)	$(128,629,089)
Class C:
Shares sold	776,396	$10,907,007	422,757	$5,278,761
Shares converted to Class A	(116,016)	(1,796,337)	(143,727)	(1,897,301)
Dividends reinvested	—	—	464,915	5,355,816
Shares redeemed	(1,214,626)	(18,349,796)	(3,054,719)	(39,120,922)
Net decrease	(554,246)	$(9,239,126)	(2,310,774)	$(30,383,646)
Class Z:
Shares sold	3,751,256	$105,562,376	4,779,741	$110,145,650
Dividends reinvested	—	—	1,308,238	27,316,002
Redemptions in kind*	—	—	(262,645)	(6,841,180)
Shares redeemed	(9,333,350)	(282,647,626)	(17,573,378)	(415,558,308)
Net decrease	(5,582,094)	$(177,085,250)	(11,747,864)	$(284,937,836)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024
	SHARES	AMOUNT
Alger Concentrated Equity Fund**
Class A:
Shares sold	10,000	$100,000
Dividends reinvested	—	—
Shares redeemed	—	—
Net increase	10,000	$100,000
Class C:
Shares sold	10,000	$100,000
Dividends reinvested	—	—
Shares redeemed	—	—
Net increase	10,000	$100,000
Class I:
Shares sold	10,000	$100,000
Dividends reinvested	—	—
Shares redeemed	—	—
Net increase	10,000	$100,000
Class Y:
Shares sold	10,000	$100,000
Dividends reinvested	—	—
Shares redeemed	—	—
Net increase	10,000	$100,000
Class Z:
Shares sold	335,859	$3,345,000
Dividends reinvested	—	—
Shares redeemed	—	—
Net increase	335,859	$3,345,000

** Inception date 4/4/24.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024		FOR THE YEAR ENDED October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth & Income Fund
Class A:
Shares sold	297,456	$19,188,147	527,117	$29,676,367
Shares converted from Class C	6,706	432,108	5,320	310,461
Dividends reinvested	4,411	299,042	28,256	1,585,591
Shares redeemed	(172,894)	(11,229,687)	(397,006)	(22,436,651)
Net increase	135,679	$8,689,610	163,687	$9,135,768
Class C:
Shares sold	79,429	$5,026,881	154,981	$8,440,964
Shares converted to Class A	(6,821)	(432,108)	(5,409)	(310,461)
Dividends reinvested	317	21,131	2,984	164,188
Shares redeemed	(48,716)	(3,053,150)	(135,410)	(7,480,210)
Net increase	24,209	$1,562,754	17,146	$814,481
Class Z:
Shares sold	2,088,431	$136,708,760	2,022,593	$113,851,751
Dividends reinvested	27,383	1,789,949	44,637	2,511,494
Shares redeemed	(310,346)	(20,383,514)	(1,340,557)	(76,801,933)
Net increase	1,805,468	$118,115,195	726,673	$39,561,312

Alger 35 Fund
Class Z:
Shares sold	—	$—	68,140	$663,778
Dividends reinvested	—	—	216	1,955
Shares redeemed	(82,014)	(991,176)	(139,738)	(1,342,885)
Net decrease	(82,014)	$(991,176)	(71,382)	$(677,152)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024		FOR THE YEAR ENDED October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Focus Fund
Class A:
Shares sold	55,999	$744,339	161,323	$1,923,171
Dividends reinvested	—	—	—	—
Shares redeemed	(28,435)	(376,939)	(288,398)	(3,424,484)
Net increase (decrease)	27,564	$367,400	(127,075)	$(1,501,313)
Class C:
Shares sold	49,043	$690,499	87,481	$1,024,452
Dividends reinvested	—	—	—	—
Shares redeemed	(24,243)	(336,672)	(104,005)	(1,222,301)
Net increase (decrease)	24,800	$353,827	(16,524)	$(197,849)
Class I:
Shares sold	214,974	$3,298,832	232,401	$2,784,004
Dividends reinvested	—	—	—	—
Shares redeemed	(269,935)	(3,639,659)	(4,363,723)	(52,166,483)
Net decrease	(54,961)	$(340,827)	(4,131,322)	$(49,382,479)
Class Y:
Shares sold	858	$11,409	5,023	$61,710
Dividends reinvested	—	—	—	—
Shares redeemed	(360)	(5,227)	(24,735)	(300,883)
Net increase (decrease)	498	$6,182	(19,712)	$(239,173)
Class Z:
Shares sold	1,417,201	$20,122,363	5,274,737	$63,482,127
Dividends reinvested	—	—	—	—
Shares redeemed	(4,132,177)	(58,235,839)	(16,159,367)	(195,865,987)
Net decrease	(2,714,976)	$(38,113,476)	(10,884,630)	$(132,383,860)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024		FOR THE YEAR ENDED October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	259,232	$3,437,825	551,685	$6,297,530
Shares Converted from Class B	6,487	$86,414	19,695	$227,620
Shares converted from Class C	3,559	49,277	11,080	121,416
Dividends reinvested	—	—	—	—
Shares redeemed	(836,023)	(10,944,780)	(1,743,757)	(20,015,215)
Net decrease	(566,745)	$(7,371,264)	(1,161,297)	$(13,368,649)
Class B:
Shares sold	25,519	$203,642	58,313	$420,023
Shares converted to Class A	(10,358)	(86,414)	(31,447)	(227,620)
Dividends reinvested	—	—	—	—
Shares redeemed	(59,374)	(494,539)	(154,401)	(1,104,737)
Net decrease	(44,213)	$(377,311)	(127,535)	$(912,334)
Class C:
Shares sold	49,792	$358,284	44,391	$294,878
Shares converted to Class A	(6,146)	(49,277)	(18,964)	(121,416)
Dividends reinvested	—	—	—	—
Shares redeemed	(70,396)	(531,357)	(218,412)	(1,437,280)
Net decrease	(26,750)	$(222,350)	(192,985)	$(1,263,818)
Class Z:
Shares sold	542,799	$7,373,357	2,007,842	$25,149,971
Dividends reinvested	—	—	—	—
Shares redeemed	(379,834)	(5,024,060)	(973,399)	(11,285,464)
Net increase	162,965	$2,349,297	1,034,443	$13,864,507

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024		FOR THE YEAR ENDED October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	454,914	$4,287,687	857,919	$7,430,074
Shares Converted from Class B	3,725	$35,422	14,745	$129,808
Shares converted from Class C	1,730	17,196	900	7,906
Dividends reinvested	—	—	—	—
Shares redeemed	(1,552,441)	(14,835,729)	(3,051,665)	(26,597,820)
Net decrease	(1,092,072)	$(10,495,424)	(2,178,101)	$(19,030,032)
Class B:
Shares sold	1,430	$9,092	16,544	$93,912
Shares converted to Class A	(5,548)	(35,422)	(21,915)	(129,808)
Dividends reinvested	—	—	—	—
Shares redeemed	(113,559)	(712,283)	(89,161)	(519,896)
Net decrease	(117,677)	$(738,613)	(94,532)	$(555,792)
Class C:
Shares sold	248,737	$1,416,498	434,487	$2,342,165
Shares converted to Class A	(2,804)	(17,196)	(1,450)	(7,906)
Dividends reinvested	—	—	—	—
Shares redeemed	(612,647)	(3,542,871)	(1,227,085)	(6,598,276)
Net decrease	(366,714)	$(2,143,569)	(794,048)	$(4,264,017)
Class Y:
Shares sold	57,855	$584,620	183,924	$1,677,124
Dividends reinvested	—	—	—	—
Shares redeemed	(633,133)	(6,615,670)	(181,307)	(1,626,230)
Net increase (decrease)	(575,278)	$(6,031,050)	2,617	$50,894
Class Z:
Shares sold	2,259,892	$22,232,152	5,751,027	$52,675,776
Dividends reinvested	—	—	—	—
Shares redeemed	(4,105,786)	(40,038,823)	(12,265,010)	(112,843,508)
Net decrease	(1,845,894)	$(17,806,671)	(6,513,983)	$(60,167,732)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024		FOR THE YEAR ENDED October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Focus Fund
Class A:
Shares sold	713,582	$12,133,399	1,586,778	$25,437,390
Shares converted from Class C	1,639	29,606	4,512	73,412
Dividends reinvested	—	—	—	—
Shares redeemed	(2,019,646)	(34,108,337)	(5,797,833)	(91,855,855)
Net decrease	(1,304,425)	$(21,945,332)	(4,206,543)	$(66,345,053)
Class C:
Shares sold	221,838	$3,277,642	317,383	$4,418,813
Shares converted to Class A	(1,893)	(29,606)	(5,180)	(73,412)
Dividends reinvested	—	—	—	—
Shares redeemed	(1,219,149)	(17,839,943)	(2,570,357)	(35,612,848)
Net decrease	(999,204)	$(14,591,907)	(2,258,154)	$(31,267,447)
Class I:
Shares sold	324,792	$5,808,280	1,703,452	$28,073,282
Dividends reinvested	—	—	—	—
Shares redeemed	(1,011,476)	(17,323,960)	(6,336,814)	(104,590,356)
Net decrease	(686,684)	$(11,515,680)	(4,633,362)	$(76,517,074)
Class Y:
Shares sold	525,330	$9,300,696	3,453,919	$57,953,737
Dividends reinvested	—	—	—	—
Shares redeemed	(5,230,907)	(98,768,926)	(8,662,422)	(148,617,593)
Net decrease	(4,705,577)	$(89,468,230)	(5,208,503)	$(90,663,856)
Class Z:
Shares sold	6,388,472	$114,418,919	21,039,949	$359,111,581
Dividends reinvested	—	—	—	—
Shares redeemed	(23,610,451)	(417,032,930)	(67,854,544)	(1,149,382,179)
Net decrease	(17,221,979)	$(302,614,011)	(46,814,595)	$(790,270,598)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024		FOR THE YEAR ENDED October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Weatherbie Specialized Growth Fund
Class A:
Shares sold	448,261	$5,223,644	849,539	$9,718,361
Shares converted from Class C	2,818	33,476	11,630	132,822
Dividends reinvested	—	—	—	—
Shares redeemed	(1,464,087)	(17,273,577)	(2,683,927)	(30,533,304)
Net decrease	(1,013,008)	$(12,016,457)	(1,822,758)	$(20,682,121)
Class C:
Shares sold	176,595	$1,116,833	460,033	$2,859,283
Shares converted to Class A	(5,236)	(33,476)	(21,521)	(132,822)
Dividends reinvested	—	—	—	—
Shares redeemed	(1,251,724)	(7,930,537)	(2,148,505)	(13,252,678)
Net decrease	(1,080,365)	$(6,847,180)	(1,709,993)	$(10,526,217)
Class I:
Shares sold	51,051	$619,035	193,862	$2,373,638
Dividends reinvested	—	—	—	—
Shares redeemed	(370,859)	(4,526,198)	(1,406,818)	(16,936,409)
Net decrease	(319,808)	$(3,907,163)	(1,212,956)	$(14,562,771)
Class Y:
Shares sold	412,641	$5,151,396	1,187,990	$14,576,900
Dividends reinvested	—	—	—	—
Shares redeemed	(574,181)	(7,096,677)	(1,001,262)	(12,055,286)
Net increase (decrease)	(161,540)	$(1,945,281)	186,728	$2,521,614
Class Z:
Shares sold	4,668,346	$60,446,151	10,702,308	$135,652,242
Dividends reinvested	—	—	—	—
Shares redeemed	(10,659,525)	(136,200,824)	(22,330,920)	(277,922,173)
Net decrease	(5,991,179)	$(75,754,673)	(11,628,612)	$(142,269,931)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024		FOR THE YEAR ENDED October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Focus Fund
Class A:
Shares sold	52,792	$961,885	158,889	$2,653,129
Shares Converted from Class B	4,263	$78,279	7,585	$127,067
Shares converted from Class C	1,214	21,948	2,050	34,641
Dividends reinvested	—	—	—	—
Shares redeemed	(336,190)	(6,068,244)	(602,712)	(10,140,919)
Net decrease	(277,921)	$(5,006,132)	(434,188)	$(7,326,082)
Class B:
Shares sold	5,464	$86,795	9,944	$143,537
Shares converted to Class A	(4,978)	(78,279)	(8,855)	(127,067)
Dividends reinvested	—	—	—	—
Shares redeemed	(41,617)	(654,309)	(90,648)	(1,307,077)
Net decrease	(41,131)	$(645,793)	(89,559)	$(1,290,607)
Class C:
Shares sold	9,237	$137,416	12,124	$164,152
Shares converted to Class A	(1,511)	(21,948)	(2,538)	(34,641)
Dividends reinvested	—	—	—	—
Shares redeemed	(19,104)	(284,499)	(48,877)	(655,302)
Net decrease	(11,378)	$(169,031)	(39,291)	$(525,791)
Class I:
Shares sold	2,282	$42,787	4,044	$69,031
Dividends reinvested	—	—	—	—
Shares redeemed	(2,055)	(37,770)	(3,773)	(63,383)
Net increase	227	$5,017	271	$5,648
Class Z:
Shares sold	100,046	$1,857,039	1,530,829	$26,775,938
Dividends reinvested	—	—	—	—
Shares redeemed	(1,307,745)	(25,647,302)	(307,274)	(5,290,212)
Net increase (decrease)	(1,207,699)	$(23,790,263)	1,223,555	$21,485,726

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024		FOR THE YEAR ENDED October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	82,165	$1,772,170	175,274	$3,599,809
Shares converted from Class C	2,232	47,451	1,782	35,923
Dividends reinvested	—	—	—	—
Shares redeemed	(459,690)	(9,378,472)	(958,827)	(19,574,832)
Net decrease	(375,293)	$(7,558,851)	(781,771)	$(15,939,100)
Class C:
Shares sold	8,867	$115,152	50,076	$653,525
Shares converted to Class A	(3,596)	(47,451)	(2,849)	(35,923)
Dividends reinvested	—	—	—	—
Shares redeemed	(78,063)	(993,481)	(222,183)	(2,836,210)
Net decrease	(72,792)	$(925,780)	(174,956)	$(2,218,608)
Class Z:
Shares sold	135,493	$2,863,849	638,634	$12,889,940
Dividends reinvested	—	—	—	—
Shares redeemed	(1,015,594)	(20,144,511)	(1,793,673)	(37,194,352)
Net decrease	(880,101)	$(17,280,662)	(1,155,039)	$(24,304,412)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024
	SHARES	AMOUNT
Alger AI Enablers & Adopters Fund**
Class A:
Shares sold	10,000	$100,000
Dividends reinvested	—	—
Shares redeemed	—	—
Net increase	10,000	$100,000
Class C:
Shares sold	10,000	$100,000
Dividends reinvested	—	—
Shares redeemed	—	—
Net increase	10,000	$100,000
Class I:
Shares sold	10,000	$100,000
Dividends reinvested	—	—
Shares redeemed	—	—
Net increase	10,000	$100,000
Class Y:
Shares sold	10,000	$100,000
Dividends reinvested	—	—
Shares redeemed	—	—
Net increase	10,000	$100,000
Class Z:
Shares sold	289,730	$2,890,000
Dividends reinvested	—	—
Shares redeemed	—	—
Net increase	289,730	$2,890,000

*	Certain shareholders of the Fund redeemed shares in-kind.
**	Inception date 4/4/24.

Redemptions In-Kind: A Fund may make payment for Fund shares redeemed wholly or in part by transferring portfolio securities to shareholders. For the year ended October 31, 2023, the Alger Capital Appreciation Fund had redemptions in-kind with total proceeds in the amount of $6,841,180. The net realized gains on these redemptions in-kind amounted to $3,557,014, which are not considered taxable for federal income tax purposes.

NOTE 7 — Income Tax Information:

At October 31, 2023, the Alger 35 Fund, the Alger Growth & Income Fund, the Alger Mid Cap Growth Fund, the Alger Mid Cap Focus Fund, the Alger Weatherbie Specialized Growth Fund, the Alger Small Cap Growth Fund, the Alger Small Cap Focus Fund, the Alger International Focus Fund and the Alger Health Sciences Fund, for federal income tax purposes, had capital loss carryforwards of $6,346,684, $648,306, $64,005,757, $179,083,087, $310,918,954, $96,550,950, $794,814,795, $6,922,542 and $33,264,796, respectively. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax, if applicable.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2024 in valuing the Funds' investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$262,144,717	$262,144,717	$—	$—
Consumer Discretionary	214,664,498	213,222,257	1,442,241	—
Consumer Staples	4,354,925	4,354,925	—	—
Energy	6,288,128	6,288,128	—	—
Financials	68,431,704	68,431,704	—	—
Healthcare	190,702,479	190,702,479	—	—
Industrials	143,429,701	143,429,701	—	—
Information Technology	770,535,105	770,535,105	—	—
Materials	21,892,047	21,892,047	—	—
Utilities	18,443,168	18,443,168	—	—
TOTAL COMMON STOCKS	$1,700,886,472	$1,699,444,231	$1,442,241	$—
PREFERRED STOCKS
Information Technology	1,036,242	—	—	1,036,242
REAL ESTATE INVESTMENT TRUST
Real Estate	9,979,007	9,979,007	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	2,521,809	—	—	2,521,809

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Capital Appreciation Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
SHORT-TERM INVESTMENTS
Money Market Funds	$598	$598	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$1,714,424,128	$1,709,423,836	$1,442,241	$3,558,051

Alger Concentrated Equity Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$530,315	$530,315	$—	$—
Consumer Discretionary	441,592	441,592	—	—
Energy	37,325	37,325	—	—
Financials	173,758	173,758	—	—
Healthcare	296,065	296,065	—	—
Industrials	350,577	350,577	—	—
Information Technology	1,470,022	1,470,022	—	—
Utilities	44,068	44,068	—	—
TOTAL COMMON STOCKS	$3,343,722	$3,343,722	$—	$—
SHORT-TERM INVESTMENTS
Money Market Funds	277,575	277,575	—	—
TOTAL INVESTMENTS IN SECURITIES	$3,621,297	$3,621,297	$—	$—

Alger Growth & Income Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$50,980,702	$50,980,702	$—	$—
Consumer Discretionary	35,760,847	35,760,847	—	—
Consumer Staples	31,136,878	31,136,878	—	—
Energy	24,240,382	24,240,382	—	—
Financials	64,607,008	64,607,008	—	—
Healthcare	59,069,619	59,069,619	—	—
Industrials	32,470,003	32,470,003	—	—
Information Technology	147,803,668	147,803,668	—	—
Materials	9,499,994	9,499,994	—	—
Utilities	7,756,756	7,756,756	—	—
TOTAL COMMON STOCKS	$463,325,857	$463,325,857	$—	$—
MASTER LIMITED PARTNERSHIP
Energy	1,865,519	1,865,519	—	—
REAL ESTATE INVESTMENT TRUST
Real Estate	14,237,805	14,237,805	—	—
SHORT-TERM INVESTMENTS
Money Market Funds	5,878,098	5,878,098	—	—
TOTAL INVESTMENTS IN SECURITIES	$485,307,279	$485,307,279	$—	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger 35 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$5,188,108	$5,188,108	$—	$—
Consumer Discretionary	5,683,095	5,683,095	—	—
Energy	586,665	586,665	—	—
Financials	559,049	559,049	—	—
Healthcare	4,402,102	3,856,330	—	545,772
Industrials	4,504,931	4,504,931	—	—
Information Technology	11,520,480	11,520,480	—	—
Utilities	1,179,789	1,179,789	—	—
TOTAL COMMON STOCKS	$33,624,219	$33,078,447	$—	$545,772
SHORT-TERM INVESTMENTS
Money Market Funds	1,448	1,448	—	—
TOTAL INVESTMENTS IN SECURITIES	$33,625,667	$33,079,895	$—	$545,772

Alger Mid Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$14,607,811	$14,607,811	$—	$—
Consumer Discretionary	25,357,929	25,357,929	—	—
Consumer Staples	5,607,880	5,607,880	—	—
Energy	8,646,851	8,646,851	—	—
Financials	3,718,951	3,718,951	—	—
Healthcare	47,916,768	47,916,768	—	—
Industrials	55,003,664	55,003,664	—	—
Information Technology	94,160,246	94,160,246	—	—
Materials	6,103,180	6,103,180	—	—
Utilities	6,011,626	6,011,626	—	—
TOTAL COMMON STOCKS	$267,134,906	$267,134,906	$—	$—
SHORT-TERM INVESTMENTS
Money Market Funds	3,235,928	3,235,928	—	—
TOTAL INVESTMENTS IN SECURITIES	$270,370,834	$270,370,834	$—	$—

Alger Mid Cap Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$15,784,317	$15,784,317	$—	$—
Consumer Discretionary	30,103,664	30,103,664	—	—
Consumer Staples	3,660,570	3,660,570	—	—
Energy	6,520,635	6,520,635	—	—
Financials	17,029,972	17,029,972	—	—
Healthcare	35,840,770	35,840,770	—	—
Industrials	44,162,074	44,162,074	—	—
Information Technology	57,934,158	57,934,158	—	—
Materials	3,874,075	3,874,075	—	—
Real Estate	10,870,077	10,870,077	—	—
TOTAL COMMON STOCKS	$225,780,312	$225,780,312	$—	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Fund	TOTAL		LEVEL 1	LEVEL 2		LEVEL 3
PREFERRED STOCKS
Healthcare	$—	[1]	$—	$—		$—	[1]
RIGHTS
Healthcare	354,036		—	—		354,036
SPECIAL PURPOSE VEHICLE
Information Technology	1,522,173		—	—		1,522,173
WARRANTS
Information Technology	—	[2]	—	—	2	—
SHORT-TERM INVESTMENTS
Money Market Funds	3,477,574		3,477,574	—		—
TOTAL INVESTMENTS IN SECURITIES	$231,134,095		$229,257,886	$—		$1,876,209

Alger Small Cap Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$9,035,615		$9,035,615	$—	$—
Consumer Discretionary	53,513,824		53,513,824	—	—
Consumer Staples	11,340,558		11,340,558	—	—
Energy	6,442,784		6,442,784	—	—
Financials	7,376,824		7,376,824	—	—
Healthcare	82,111,455		79,385,623	—	2,725,832
Industrials	27,441,155		27,441,155	—	—
Information Technology	79,629,099		79,629,099	—	—
Materials	242,043		242,043	—	—
TOTAL COMMON STOCKS	$277,133,357		$274,407,525	$—	$2,725,832
PREFERRED STOCKS
Healthcare	—	[1]	—	—	—	[1]
RIGHTS
Healthcare	134,311		—	—	134,311
SPECIAL PURPOSE VEHICLE
Information Technology	2,067,429		—	—	2,067,429
SHORT-TERM INVESTMENTS
Money Market Funds	7,929,034		7,929,034	—	—
TOTAL INVESTMENTS IN SECURITIES	$287,264,131		$282,336,559	$—	$4,927,572

Alger Small Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$131,347,186	$131,347,186	$—	$—
Consumer Staples	34,009,696	34,009,696	—	—
Healthcare	488,731,403	460,703,605	—	28,027,798
Industrials	202,852,267	202,852,267	—	—
Information Technology	523,837,265	523,837,265	—	—
TOTAL COMMON STOCKS	$1,380,777,817	$1,352,750,019	$—	$28,027,798
RIGHTS
Healthcare	7,143	—	—	7,143

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
SHORT-TERM INVESTMENTS
Money Market Funds	$15,795,470	$15,795,470	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$1,396,580,430	$1,368,545,489	$—	$28,034,941

Alger Weatherbie Specialized Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$35,048,110		$35,048,110	$—	$—
Consumer Staples	2,210,312		2,210,312	—	—
Energy	3,473,377		3,473,377	—	—
Financials	56,729,605		56,729,605	—	—
Healthcare	153,780,786		151,869,612	—	1,911,174
Industrials	115,011,085		115,011,085	—	—
Information Technology	94,577,017		94,577,017	—	—
Real Estate	26,067,069		26,067,069	—	—
TOTAL COMMON STOCKS	$486,897,361		$484,986,187	$—	$1,911,174
PREFERRED STOCKS
Healthcare	—	[1]	—	—	—	[1]
SHORT-TERM INVESTMENTS
Money Market Funds	12,987,635		12,987,635	—	—
TOTAL INVESTMENTS IN SECURITIES	$499,884,996		$497,973,822	$—	$1,911,174

Alger International Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$7,717,760	$—	$7,717,760	$—
Consumer Discretionary	24,398,246	17,747,456	6,650,790	—
Consumer Staples	14,775,702	2,645,517	12,130,185	—
Energy	8,580,038	2,374,665	6,205,373	—
Financials	23,388,551	11,597,599	11,790,952	—
Healthcare	16,606,729	2,786,485	13,820,244	—
Industrials	15,779,786	3,383,056	12,396,730	—
Information Technology	23,598,870	10,101,449	13,497,421	—
Materials	7,065,011	—	7,065,011	—
TOTAL COMMON STOCKS	$141,910,693	$50,636,227	$91,274,466	$—
SHORT-TERM INVESTMENTS
Money Market Funds	770,385	770,385	—	—
TOTAL INVESTMENTS IN SECURITIES	$142,681,078	$51,406,612	$91,274,466	$—

Alger Health Sciences Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Financials	$3,597,345	$3,597,345	$—	$—
Healthcare	103,608,784	93,685,286	4,166,459	5,757,039
TOTAL COMMON STOCKS	$107,206,129	$97,282,631	$4,166,459	$5,757,039

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Health Sciences Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Healthcare	$—	[1]	$—	$—	$—	[1]
RIGHTS
Healthcare	1,174,198		—	—	1,174,198
SHORT-TERM INVESTMENTS
Money Market Funds	1,646,198		1,646,198	—	—
TOTAL INVESTMENTS IN SECURITIES	$110,026,525		$98,928,829	$4,166,459	$6,931,237

Alger AI Enablers & Adopters Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$545,936	$545,936	$—	$—
Consumer Discretionary	379,886	379,886	—	—
Consumer Staples	44,928	44,928	—	—
Financials	106,255	106,255	—	—
Healthcare	89,600	89,600	—	—
Industrials	78,683	78,683	—	—
Information Technology	1,562,482	1,562,482	—	—
Utilities	124,682	124,682	—	—
TOTAL COMMON STOCKS	$2,932,452	$2,932,452	$—	$—
REAL ESTATE INVESTMENT
TRUST
Real Estate	21,333	21,333	—	—
SHORT-TERM INVESTMENTS
Money Market Funds	45,610	45,610	—	—
TOTAL INVESTMENTS IN SECURITIES	$2,999,395	$2,999,395	$—	$—

[1]	Alger Mid Cap Growth Fund's, Alger Small Cap Growth Fund's, Alger Weatherbie Specialized Growth Fund's and Alger Health Sciences Fund's holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2024.
[2]	Alger Mid Cap Growth Fund's holdings of Constellation Software, Inc. warrants expiring March 31, 2040, are classified as a Level 2 investment and are fair valued at zero as of April 30, 2024.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2023	$1,049,884
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(13,642)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	1,036,242
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(13,642)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Special Purpose Vehicle
Opening balance at November 1, 2023	$2,555,109
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(33,300)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	2,521,809
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(33,300)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger 35 Fund	Common Stocks
Opening balance at November 1, 2023	$470,076
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	75,696
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	545,772
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$75,696

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2023	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2023	$401,240
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(47,204)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	354,036
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(47,204)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Special Purpose Vehicle
Opening balance at November 1, 2023	$1,542,273
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(20,100)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	1,522,173
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(20,100)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Common Stocks
Opening balance at November 1, 2023	$3,149,680
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(814,543)
Purchases and sales
Purchases	390,695
Sales/Distributions	—
Closing balance at April 30, 2024	2,725,832
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(814,543)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2023	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2023	$118,852
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	15,459
Purchases and sales
Purchases	—	*
Sales/Distributions	—
Closing balance at April 30, 2024	134,311
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$15,459

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Special Purpose Vehicle
Opening balance at November 1, 2023	$2,094,729
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(27,300)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	2,067,429
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(27,300)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Common Stocks
Opening balance at November 1, 2023	$20.678.300
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	3.340.670
Purchases and sales
Purchases	4,008,828
Sales/Distributions	—
Closing balance at April 30, 2024	28,027,798
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$3,340,670

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2023	$8,095
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(952)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	7,143
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(952)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Weatherbie Specialized Growth Fund	Common Stocks
Opening balance at November 1, 2023	$2,578,999
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(667,825)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	1,911,174
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(667,825)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Weatherbie Specialized Growth Fund	Preferred Stocks
Opening balance at November 1, 2023	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2023	$6,616,482
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,269,442)
Purchases and sales
Purchases	409,999
Sales/Distributions	—
Closing balance at April 30, 2024	5,757,039
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(1,269,442)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2023	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Rights
Opening balance at November 1, 2023	$1,330,757
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(156,559)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	1,174,198
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024	$(156,559)

*	Includes securities that are fair valued at zero.
**	Net change in unrealized appreciation (depreciation) is included in the net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.

The following table provides quantitative information about each Fund's Level 3 fair value measurements of its investments as of April 30, 2024. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to each Fund's fair value measurements.

	Fair Value April 30, 2024		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Capital Appreciation Fund
Preferred Stocks	$1,036,242		Market Approach	Transaction Price Revenue Multiple	N/A 9.00X-11.00X	N/A
Special Purpose Vehicle	2,521,809		Market Approach	Transaction Price Revenue Multiple	N/A 9.00X-11.00X	N/A
Alger 35 Fund
Common Stocks	545,772		Income Approach	Transaction Price Revenue Multiple	N/A 6.00X-7.00X	N/A
Alger Mid Cap Growth Fund
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	354,036		Income Approach	Discount Rate Probability of Success	7.48%-8.16% 0.00%-40.00%	N/A
Special Purpose Vehicle	1,522,173		Market Approach	Transaction Price Revenue Multiple	N/A 9.00X-11.00X	N/A

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value April 30, 2024		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Small Cap Growth Fund
Common Stocks	$2,725,832		Market Approach	Transaction Price Revenue Multiple	N/A 6.00X-7.00X	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Rights[1]	29,442		Income Approach	Discount Rate Probability of Success	5.56% 22.00%	N/A
Rights[2]	104,869		Income Approach	Discount Rate Probability of Success	7.48%-8.16% 0.00%-40.00%	N/A
Special Purpose Vehicle	2,067,429		Market Approach	Transaction Price Revenue Multiple	N/A 9.00X-11.00X	N/A
Alger Small Cap Focus Fund
Common Stocks	28,027,798		Market Approach	Transaction Price Revenue Multiple	N/A 6.00X-7.00X	N/A
Common Stocks	7,143		Income Approach	Discount Rate Probability of Success	7.48%-8.16% 0.00%-40.00%	N/A
Alger Weatherbie Specialized Growth Fund
Common Stocks	1,911,174		Market Approach	Transaction Price Revenue Multiple	N/A 6.00X-7.00X	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Alger Health Sciences Fund
Common Stocks	5,757,039		Market Approach	Transaction Price Revenue Multiple	N/A 6.00X-7.00X	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	1,174,198		Income Approach	Discount Rate Probability of Success	7.48%-8.16% 0.00%-40.00%	N/A

[1]	Mirati Therapeutics, Inc. CVR
[2]	Tolero CDR
*	Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2024.

The significant unobservable inputs used in the fair value measurement of each Fund's securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

For the six months ended April 30, 2024, there were no changes in valuation methodology on Level 3 investments.

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivative instruments held by the Funds throughout the period or as of April 30, 2024.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Concentrated Equity Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets will be concentrated in securities in related industries, and may be similarly affected by adverse developments and price movements in such industries. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger 35 Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Mid Cap Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Small Cap Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Weatherbie Specialized Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger International Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Health Sciences Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. A significant portion of assets may be invested in securities of companies in related industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable industry developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger AI Enablers & Adopters Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Companies involved in, or exposed to, AI-related businesses may have limited product lines, markets, financial resources or personnel as they face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing their consumer base. These companies may be substantially exposed to the market and business risks of other industries or sectors, and may be adversely affected by negative developments impacting those companies, industries or sectors, as well as by loss or impairment of intellectual property rights or misappropriation of their technology. Companies that utilize AI could face reputational harm, competitive harm, and legal liability, and/or an adverse effects on business operations as content, analyses, or recommendations that AI applications produce may be deficient, inaccurate, biased, misleading or incomplete, may lead to errors, and may be used in negligent or criminal ways. AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the future growth. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. A significant portion of assets will be concentrated in securities in related industries, and may be similarly affected by adverse developments and price movements in such industries. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. ADRs and GDRs may be subject to international trade, currency, political, regulatory and diplomatic risks. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 11 — Affiliated Securities:

During the six months ended April 30, 2024, as disclosed in the following table, certain Funds held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the applicable Fund(s) for purposes of the 1940 Act. Transactions during the six months ended April 30, 2024 with such affiliated persons are summarized below. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Security	Shares Held at October 31, 2023	Shares Purchased	Shares Sold	Shares Held at April 30, 2024	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2024
Alger Capital Appreciation Fund
Special Purpose Vehicle
Crosslink Ventures C, LLC, Cl. A1					$—	$—	$(33,300)	$2,521,809
Total					$—	$—	$(33,300)	$2,521,809

Security	Shares Held at October 31, 2023	Shares Purchased	Shares Sold	Shares Held at April 30, 2024	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2024
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D2	219,610	—	—	219,610	$—	$—	$—	$—	[3]
Special Purpose Vehicle
Crosslink Ventures C, LLC, Cl. A1					—	—	(14,400)	1,090,512
Crosslink Ventures C, LLC, Cl. B1					—	—	(5,700)	431,661
Total					$—	$—	$(20,100)	$1,522,173

Security	Shares Held at October 31, 2023	Shares Purchased	Shares Sold	Shares Held at April 30, 2024	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2024
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D2	50,688	—	—	50,688	$—	$—	$—	$—	[3]
Special Purpose Vehicle
Crosslink Ventures C, LLC, Cl. A1					—	—	(21,600)	1,635,768
Crosslink Ventures C, LLC, Cl. B1					—	—	(5,700)	431,661
Total					$—	$—	$(27,300)	$2,067,429

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Security	Shares Held at October 31, 2023	Shares Purchased	Shares Sold	Shares Held at April 30, 2024	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2024
Alger Small Cap Focus Fund
Common Stocks
Absci Corp.	—	5,806,794	—	5,806,794	$—	$—	$(299,407)	$27,524,204
Impulse Dynamics PLC, Series F-1	7,225,544	20,772,254	—	28,027,798	—	—	3,340,670	28,027,798
PROS Holdings, Inc.[4]	2,701,224	—	(493,505)	2,207,719	—	(5,274,533)	10,900,424	—
Total					$—	$(5,274,533)	$13,941,687	$55,552,002

Security	Shares Held at October 31, 2023	Shares Purchased	Shares Sold	Shares Held at April 30, 2024	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2024
Alger Weatherbie Specialized Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D2	213,474	—	—	231,474	$—	$—	$—	$—	[3]
Total					$—	$—	$—	$—

Security	Shares Held at October 31, 2023	Shares Purchased	Shares Sold	Shares Held at April 30, 2024	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2024
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D2	897,366	—	—	897,366	$—	$—	$—	$—	[3]
Total					$—	$—	$—	$—

[1]	The Alger Fund Complex and other entities managed by Alger Management fully own Crosslink Ventures C, LLC, Class A and Crosslink Ventures C, LLC, Class B. There were no capital increases or decreases for the period ended April 30, 2024.
[2]	Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Funds because the Funds and Prosetta Biosciences, Inc., Series D are under common control.
[3]	Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2024.
[4]	Non-affiliated at April 30, 2024.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2024, through the issuance date of the Financial Statements. Pursuant to Board approval, Alger International Focus Fund will change its name to Alger International Opportunities Fund effective on or about August 6, 2024. No changes are being made to the Fund's investment objective, principal investment strategies, principal risks or investment restrictions as a result of this name change. No other events have been identified which require recognition and/or disclosure.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2023 and ending April 30, 2024 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2024” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Six Months Ended April 30, 2024(a)		Annualized Expense Ratio For the Six Months Ended April 30, 2024(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,299.00	$7.32		1.28%
	Hypothetical(c)	1,000.00	1,018.50	6.42		1.28
Class C	Actual	1,000.00	1,294.10	11.81		2.07
	Hypothetical(c)	1,000.00	1,014.57	10.37		2.07
Class Z	Actual	1,000.00	1,302.10	4.98		0.87
	Hypothetical(c)	1,000.00	1,020.54	4.37		0.87
Alger Concentrated Equity Fund
Class A	Actual	$1,000.00	$964.00	$0.56	(d)	0.80%
	Hypothetical(c)	1,000.00	1,002.98	0.57	(d)	0.80
Class C	Actual	1,000.00	964.00	1.08	(d)	1.55
	Hypothetical(c)	1,000.00	1,002.45	1.10	(d)	1.55
Class I	Actual	1,000.00	964.00	0.56	(d)	0.80
	Hypothetical(c)	1,000.00	1,002.98	0.57	(d)	0.80
Class Y	Actual	1,000.00	964.00	0.38	(d)	0.55
	Hypothetical(c)	1,000.00	1,003.16	0.39	(d)	0.55
Class Z	Actual	1,000.00	964.00	0.38	(d)	0.55
	Hypothetical(c)	1,000.00	1,003.16	0.39	(d)	0.55
Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,178.70	$5.04		0.93%
	Hypothetical(c)	1,000.00	1,020.24	4.67		0.93
Class C	Actual	1,000.00	1,174.40	9.08		1.68
	Hypothetical(c)	1,000.00	1,016.51	8.42		1.68
Class Z	Actual	1,000.00	1,180.40	3.36		0.62
	Hypothetical(c)	1,000.00	1,021.78	3.12		0.62
Alger 35 Fund
Class Z	Actual	$1,000.00	$1,348.10	$3.22		0.55%
	Hypothetical(c)	1,000.00	1,022.19	2.77		0.55

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Six Months Ended April 30, 2024(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2024(b)
Alger Mid Cap Focus Fund
Class A	Actual	$1,000.00	$1,330.10	$6.89	1.19%
	Hypothetical(c)	1,000.00	1,018.95	5.97	1.19
Class C	Actual	1,000.00	1,324.30	11.38	1.97
	Hypothetical(c)	1,000.00	1,015.07	9.87	1.97
Class I	Actual	1,000.00	1,328.90	7.35	1.27
	Hypothetical(c)	1,000.00	1,018.55	6.37	1.27
Class Y	Actual	1,000.00	1,333.30	4.41	0.76
	Hypothetical(c)	1,000.00	1,021.08	3.82	0.76
Class Z	Actual	1,000.00	1,331.60	5.04	0.87
	Hypothetical(c)	1,000.00	1,020.54	4.37	0.87
Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,249.10	$6.99	1.25%
	Hypothetical(c)	1,000.00	1,018.65	6.27	1.25
Class B	Actual	1,000.00	1,247.40	7.49	1.34
	Hypothetical(c)	1,000.00	1,018.20	6.72	1.34
Class C	Actual	1,000.00	1,242.90	11.88	2.13
	Hypothetical(c)	1,000.00	1,014.27	10.67	2.13
Class Z	Actual	1,000.00	1,250.50	5.20	0.93
	Hypothetical(c)	1,000.00	1,020.24	4.67	0.93
Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,189.00	$7.35	1.35%
	Hypothetical(c)	1,000.00	1,018.15	6.77	1.35
Class B	Actual	1,000.00	1,188.30	7.29	1.34
	Hypothetical(c)	1,000.00	1,018.20	6.72	1.34
Class C	Actual	1,000.00	1,182.00	11.66	2.15
	Hypothetical(c)	1,000.00	1,014.17	10.77	2.15
Class Y	Actual	1,000.00	1,191.20	4.63	0.85
	Hypothetical(c)	1,000.00	1,020.64	4.27	0.85
Class Z	Actual	1,000.00	1,189.90	5.44	1.00
	Hypothetical(c)	1,000.00	1,019.89	5.02	1.00

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Six Months Ended April 30, 2024(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2024(b)
Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$1,224.40	$9.01	1.63%
	Hypothetical(c)	1,000.00	1,016.76	8.17	1.63
Class C	Actual	1,000.00	1,222.30	11.66	2.11
	Hypothetical(c)	1,000.00	1,014.37	10.57	2.11
Class I	Actual	1,000.00	1,226.10	7.64	1.38
	Hypothetical(c)	1,000.00	1,018.00	6.92	1.38
Class Y	Actual	1,000.00	1,229.00	4.77	0.86
	Hypothetical(c)	1,000.00	1,020.59	4.32	0.86
Class Z	Actual	1,000.00	1,229.10	5.15	0.94
	Hypothetical(c)	1,000.00	1,020.19	4.72	0.94
Alger Weatherbie Specialized Growth Fund
Class A	Actual	$1,000.00	$1,178.90	$7.37	1.36%
	Hypothetical(c)	1,000.00	1,018.10	6.82	1.36
Class C	Actual	1,000.00	1,176.20	11.58	2.14
	Hypothetical(c)	1,000.00	1,014.22	10.72	2.14
Class I	Actual	1,000.00	1,178.40	7.80	1.44
	Hypothetical(c)	1,000.00	1,017.70	7.22	1.44
Class Y	Actual	1,000.00	1,182.60	4.83	0.89
	Hypothetical(c)	1,000.00	1,020.44	4.47	0.89
Class Z	Actual	1,000.00	1,180.90	5.31	0.98
	Hypothetical(c)	1,000.00	1,019.99	4.92	0.98
Alger International Focus Fund
Class A	Actual	$1,000.00	$1,180.00	$6.94	1.28%
	Hypothetical(c)	1,000.00	1,018.50	6.42	1.28
Class B	Actual	1,000.00	1,179.90	6.99	1.29
	Hypothetical(c)	1,000.00	1,018.45	6.47	1.29
Class C	Actual	1,000.00	1,174.00	12.05	2.23
	Hypothetical(c)	1,000.00	1,013.77	11.17	2.23
Class I	Actual	1,000.00	1,180.00	6.94	1.28
	Hypothetical(c)	1,000.00	1,018.50	6.42	1.28
Class Z	Actual	1,000.00	1,182.70	4.72	0.87
	Hypothetical(c)	1,000.00	1,020.54	4.37	0.87

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Six Months Ended April 30, 2024(a)		Annualized Expense Ratio For the Six Months Ended April 30, 2024(b)
Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,157.50	$6.76		1.26%
	Hypothetical(c)	1,000.00	1,018.60	6.32		1.26
Class C	Actual	1,000.00	1,152.70	11.51		2.15
	Hypothetical(c)	1,000.00	1,014.17	10.77		2.15
Class Z	Actual	1,000.00	1,160.50	4.14		0.77
	Hypothetical(c)	1,000.00	1,021.03	3.87		0.77
Alger AI Enablers & Adopters Fund
Class A	Actual	$1,000.00	$959.00	$0.56	(d)	0.80%
	Hypothetical(c)	1,000.00	1,002.98	0.57	(d)	0.80
Class C	Actual	1,000.00	959.00	1.08	(d)	1.55
	Hypothetical(c)	1,000.00	1,002.45	1.10	(d)	1.55
Class I	Actual	1,000.00	959.00	0.56	(d)	0.80
	Hypothetical(c)	1,000.00	1,002.98	0.57	(d)	0.80
Class Y	Actual	1,000.00	960.00	0.39	(d)	0.55
	Hypothetical(c)	1,000.00	1,003.16	0.39	(d)	0.55
Class Z	Actual	1,000.00	960.00	0.38	(d)	0.55
	Hypothetical(c)	1,000.00	1,003.16	0.39	(d)	0.55

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.
(d)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 26/366 (to reflect the period from April 4, 2024 to April 30, 2024).

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreements

Alger Concentrated Equity Fund and Alger AI Enablers & Adopters Fund

At a meeting held on February 20, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of The Alger Funds (the “Trust”), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), reviewed and approved the investment advisory agreement between Fred Alger Management, LLC (the “Manager”) and the Trust, on behalf of Alger Concentrated Equity Fund and Alger AI Enablers & Adopters Fund (each a "Fund") (the “Management Agreement”), for an initial term through October 31, 2025. In considering the initial approval of the Management Agreement with respect to each Fund, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees, including in their capacity as members of the boards of trustees of the Alger Family of Funds, including the other series of the Trust. In addition, the Board took into account information that it previously reviewed and considered in response to a request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with other funds’ annual contract renewal process, as well as the Manager’s representation that applicable information remained accurate and complete. The Board noted that the terms of the Management Agreement and the services to be provided thereunder are identical to the terms of the existing Management Agreement between the Trust and the Manager. The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to initially approve the Management Agreement with respect to the Funds. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the initial approval of the Management Agreement. The Board reviewed the materials provided and considered all of the factors it deemed relevant in initially approving the Management Agreement with respect to the Funds, including, but not limited to: (i) the nature, extent and quality of the services to be provided by the Manager; (ii) short- and long-term investment performance of the funds in the Alger Family of Funds; (iii) the estimated costs of the services to be provided by the Manager and estimated profitability; (iv) the extent to which economies of scale may be realized as the Funds grow; and (v) whether the proposed fee levels reflect these estimated economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Nature, Extent and Quality of Services

In particular, in initially approving the Management Agreement, the Board considered the following factors:

The Board reviewed and considered information regarding the nature, extent and quality of investment advisory services proposed to be provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who will perform services for the Funds; the structure of investment professional compensation; oversight of third-party service providers; fee and expense information for the Funds; fees and proposed payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services to be provided by the Manager; and the range of advisory fees the Manager charges to other funds and accounts under its management, including the Manager’s explanation of differences among such funds and accounts and the Funds, where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services to be rendered by the Manager concerning the management of the Alger Family of Funds affairs, including certain portfolio manager presentations, and the Manager’s role in coordinating and overseeing providers of other services to the Alger Family of Funds.

The Board noted the Manager’s history and expertise in the “growth” style of investment management, as well as the Manager’s consistency in applying its “growth” style investment philosophy and process. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted an analysis by FUSE Research Network LLC, an independent consulting firm, in connection with the annual contract renewals of other series in the Alger Family of Funds, that the Manager’s successful flagship offerings should sustain growth and maintain the Manager’s presence and brand in the marketplace.

The Board also reviewed and considered the potential benefits to be provided to Fund shareholders of investing in a fund that is part of the Alger Family of Funds. The Board noted the continuing strong financial position of the Manager and its commitment to the fund business.

Following consideration of such information, the Trustees determined that they were satisfied with the nature, extent and quality of services proposed to be provided by the Manager to the Funds under the Management Agreement.

Fund Performance

In their capacity as members of the boards of trustees of the Alger Family of Funds, the Board, including the Independent Trustees, received and considered information about the Manager’s investment performance for the other funds in the Alger Family of Funds at the 2023 15(c) meeting as well as information about investment performance that it received at quarterly Board meetings. The Board, however, could not consider the performance history of the Funds because the Funds had not yet commenced operations as of the date of the Meeting.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Comparative Fees and Expenses

The Board reviewed and considered the proposed contractual advisory fee to be paid by each Fund to the Manager in light of the nature, extent, and quality of services proposed to be provided by the Manager pursuant to the Management Agreement. The Board also reviewed and considered the proposed fee waiver and/or expense reimbursement agreement (“Expense Reimbursement Agreement”) for the Funds, including with respect to specific Fund share classes, and considered the estimated actual fee rate (after taking such waivers and reimbursements into account) to be paid by the Funds. Additionally, the Board received and considered information comparing each Fund’s proposed contractual advisory fee and total annual operating expenses after fee waivers and reimbursements with those of funds in the Fund’s Morningstar peer group. The Board concluded that the contractual advisory fee proposed to be charged to each Fund is reasonable in relation to the services to be rendered by the Manager and is the product of arm’s length negotiations.

Profitability

The Board then noted that the Manager could not report any financial results from its relationship with the Funds because the Funds had not yet commenced investment operations, and thus, the Board could not evaluate the Manager’s profitability with respect to the Funds. The Board considered management’s representations that the Manager is not expected to be profitable with respect to the Funds until the Funds reach scale. The Board further noted the Manager’s commitment to waive fees and reimburse certain expenses in order to cap certain “other expenses” of each Fund during the term of the proposed Expense Reimbursement Agreement.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of estimated profitability to be realized by the Manager from providing services to the Funds, which is anticipated to be negative until the Funds reach scale, was not excessive in view of the nature, extent and quality of services to be provided to the Funds.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may be able to realize economies of scale, if any, as the Funds grow larger and whether each Fund’s proposed advisory fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board considered the Manager’s view that the overall size of the Manager allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. Because the Funds had not commenced operations, the Board determined to monitor whether the Manager may share with the Funds any benefits that occur if the Funds experience economies of scale.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the Management Agreement between the Manager and the Trust, on behalf of each Fund, for an initial term through October 31, 2025.

Alger International Focus Fund

At a meeting held on December 12, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of the Fund, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), reviewed and approved the sub-investment advisory agreement between Fred Alger Management, LLC (“Alger”) and Redwood Investments, LLC (the “Sub-Adviser”) on behalf of the Alger International Fund (the "Fund") (the “Sub-Advisory Agreement”), for an initial term through September 2025.

In considering the initial approval of the Sub-Advisory Agreement with respect to the Fund, the Board reviewed and considered information provided by Alger and the Sub-Adviser and their representatives at the Meeting. The Trustees noted that it is anticipated that the parent company of Alger will acquire the Sub-Adviser (the “Transaction”) and that after such Transaction the Sub-Adviser will become an affiliate of Alger and adopt various policies, procedures, controls, and operations of Alger. The Board reviewed and considered information Alger and the Sub-Adviser provided in response to a request for information that Independent Trustee counsel submitted to Alger and the Sub-Adviser on behalf of the Independent Trustees in connection with the Board’s consideration of the Sub-Advisory Agreement. The Board noted that the terms of the Sub-Advisory Agreement and the services to be provided thereunder are substantially similar to the terms of the existing sub-investment advisory agreement for other series of the Alger Family of Funds.

The Independent Trustees also received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the Sub-Advisory Agreement with respect to the Fund. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the approval of the Sub-Advisory Agreement. In determining whether to approve the Sub-Advisory Agreement, the Board considered an opinion of Fund counsel that the appointment of the Sub-Adviser would not constitute an “assignment” of the Fund’s investment advisory agreement with Alger, or a material amendment of the advisory agreement, and therefore did not require a vote of the Fund’s shareholders on a new or amended investment advisory agreement between the Fund and Alger, and that the Sub-Advisory Agreement did not require approval by the Fund’s shareholders.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board reviewed the materials provided and considered all of the factors it deemed relevant in initially approving the Sub-Advisory Agreement with respect to the Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by the Sub-Adviser; (ii) the investment performance of similarly managed investment strategies managed by the Sub-Adviser; (iii) the estimated costs of the services proposed to be provided by the Sub-Adviser; (iv) the extent to which economies of scale may be realized as the Fund grows; and (v) whether the proposed fee levels reflect these estimated economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

In particular, in approving the Sub-Advisory Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services proposed to be provided by the Sub-Adviser to the Fund. This information included, among other things, the qualifications, background and experience of the professional personnel who will perform services for the Fund; the structure of investment professional compensation; short- and long-term investment performance of strategies managed by the Sub-Adviser that are similar to the Fund’s strategies; legal and compliance matters; and risk controls.

The Board noted the Sub-Adviser’s history and expertise in the “growth” style of investment management, as well as the Sub-Adviser’s statements to the Board regarding the Sub-Adviser’s consistency in applying its “growth” style investment philosophy and process. The Board also considered the investment approach of the Sub-Adviser, which takes a fundamental, bottom-up research approach to investing in growth equities, similar to that of Alger and Weatherbie Capital, LLC, an affiliate of Alger and sub-advisor to other series of the Alger Family of Funds. The Board noted the length of time the Sub-Adviser has provided services as investment adviser to clients and noted the Sub-Adviser’s long-term performance record to support its view on its overall investment capabilities.

Following consideration of such information, the Board determined that it was satisfied with the nature, extent and quality of services proposed to be provided by Sub-Adviser to the Fund under the Sub-Advisory Agreement.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Fund Performance

The Board received and considered information about the Sub-Adviser’s investment performance for the investment strategies the Sub-Adviser manages that are similar to the Fund’s investment strategies. The Board, however, did not consider the performance history of the Fund under the Sub-Adviser’s management because the Sub-Adviser had not yet been appointed to manage the Fund.

Comparative Fees and Expenses

The Board reviewed and considered the proposed contractual sub-advisory fee in light of the nature, extent and quality of the services proposed to be provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Board noted that the Sub-Adviser will be paid by Alger out of the advisory fee Alger receives from the Fund.

Profitability

The Board then noted that the Sub-Adviser could not report any financial results from its relationship with the Fund because the Sub-Adviser had not yet commenced investment advisory services, and thus, the Board could not evaluate the Sub-Adviser’s profitability with respect to the Fund. The Board noted Alger’s commitment to waive fees and reimburse expenses in order to cap certain “other expenses” of each share class of the Fund during the term of the existing fee waiver and/or expense reimbursement agreement and that the proposed sub-advisory fee payable to the Sub-Adviser would be reduced proportionally in the amount of such fee waivers or expense reimbursements. The Board also considered the extent to which the Sub-Adviser might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements.

Economies of Scale

The Board reviewed and considered the extent to which the Sub-Adviser may be able to realize economies of scale, if any, as the Fund grows larger and whether the Fund’s advisory fee structure reflects any economies of scale for the benefit of Fund shareholders. Because the Sub-Adviser had not yet commenced providing investment advisory services to the Fund, the Board determined to monitor whether the Sub-Adviser may share with the Fund any benefits that occur if the Fund experiences economies of scale.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the Sub-Advisory Agreement between Alger and the Sub-Adviser, effective upon the closing of the Transaction, for an initial term through September 2025.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 06/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?	We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes—information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC, Redwood Investments, LLC, and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds' website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holding to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds' Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds' policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds.

Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board met on December 12, 2023 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists each Fund with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2022 through November 30, 2023 (the “Review Period”).

The Report stated that the Committee assessed each Fund’s liquidity risk by considering qualitative factors such as each Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of each Fund’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that each Fund primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on each Fund and concluded that each Fund remained primarily highly liquid. The Report stated that during the Reporting Period, based on updates to Alger Management’s Rule 144A Policy and Procedures, the reporting of Rule 144A securities was updated to reflect the factors used to determine whether such securities, which are deemed illiquid, are liquid and freely tradeable.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

There were no material changes to the LRMP during the Review Period. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Trust’s LRMP was operating effectively and adequately with respect to the Funds and has been effectively implemented during the Review Period.

THE ALGER FUNDS

100 Pearl Street,

27th Floor

New York, NY 10004

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Sub-Advisers

Weatherbie Capital, LLC

265 Franklin Street, Suite 1603

Boston, MA 02110

Redwood Investments, LLC

265 Franklin Street, Suite 1603

Boston, Massachusetts 02110

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

The Bank of New York

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of the series of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFSAR

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date:  June 18, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date: June 18, 2024

By:	/s/ Michael D. Martins

Michael D. Martins
Principal Financial Officer

Date: June 18, 2024